                                                                       Execution

            Certificates for Home Improvement and Home Equity Loans
                                 Series 1997-D


                        POOLING AND SERVICING AGREEMENT

                                    between

                       GREEN TREE FINANCIAL CORPORATION
                              Seller and Servicer

                                      and

                       FIRST TRUST NATIONAL ASSOCIATION
             not in its individual capacity but solely as Trustee
                                      of

              HOME IMPROVEMENT AND HOME EQUITY LOAN TRUST 1997-D

                          Dated as of August 1, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I - DEFINITIONS....................................................  1-1
     SECTION 1.01.  General................................................  1-1
     SECTION 1.02.  Specific Terms.........................................  1-1

ARTICLE II - ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS.................  2-1
     SECTION 2.01.  Closing................................................  2-1
     SECTION 2.02.  Conditions to the Closing..............................  2-1
     SECTION 2.03.  Conveyance of the Subsequent Home Equity Contracts.....  2-3
     SECTION 2.04.  Acceptance by Trustee..................................  2-5
     SECTION 2.05.  REMIC Provisions.......................................  2-6

ARTICLE III - REPRESENTATIONS AND WARRANTIES...............................  3-1
     SECTION 3.01.  Representations and Warranties Regarding the Company...  3-1
     SECTION 3.02.  Representations and Warranties Regarding Each Contract.  3-2
     SECTION 3.03.  Representations and Warranties Regarding the Contracts
               in the Aggregate............................................  3-6
     SECTION 3.04.  Representations and Warranties Regarding the Contract
               Files.......................................................  3-9
     SECTION 3.05.  Repurchases of Contracts for Breach of Representations
               and Warranties.............................................. 3-10
     SECTION 3.06.  No Repurchase Under Certain Circumstances.............. 3-12

ARTICLE IV - PERFECTION OF TRANSFER AND PROTECTION OF
          SECURITY INTERESTS...............................................  4-1
     SECTION 4.01.  Transfer of Contracts..................................  4-1
     SECTION 4.02.  Costs and Expenses.....................................  4-2

ARTICLE V - SERVICING OF CONTRACTS.........................................  5-1
     SECTION 5.01.  Responsibility for Contract Administration.............  5-1
     SECTION 5.02.  Standard of Care.......................................  5-1
     SECTION 5.03.  Records................................................  5-2
     SECTION 5.04.  Inspection.............................................  5-2
     SECTION 5.05.  Certificate Account....................................  5-2
     SECTION 5.06.  Enforcement............................................  5-5
     SECTION 5.07.  Trustee to Cooperate...................................  5-6
     SECTION 5.08.  Costs and Expenses.....................................  5-7
     SECTION 5.09.  Maintenance of Insurance...............................  5-8
     SECTION 5.10.  Merger or Consolidation of Servicer....................  5-8

ARTICLE VI - REPORTS AND TAX MATTERS.......................................  6-1
     SECTION 6.01.  Monthly Reports........................................  6-1
     SECTION 6.02.  Officer's Certificate..................................  6-2
     SECTION 6.03.  Other Data.............................................  6-2
     SECTION 6.04.  Annual Report of Accountants...........................  6-2
     SECTION 6.05.  Statements to Certificateholders and Class C
               Certificateholders..........................................  6-3
     SECTION 6.06.  Payment of Taxes....................................... 6-15

ARTICLE VII - SERVICE TRANSFER.............................................  7-1
     SECTION 7.01.  Events of Termination..................................  7-1
     SECTION 7.02.  Transfer...............................................  7-2
     SECTION 7.03.  Trustee to Act; Appointment of Successor...............  7-2
     SECTION 7.04.  Notification to Certificateholders and Class C
               Certificateholders..........................................  7-3
     SECTION 7.05.  Effect of Transfer.....................................  7-3
     SECTION 7.06.  Transfer of Certificate Account........................  7-4

ARTICLE VIII - PAYMENTS....................................................  8-1
     SECTION 8.01.  Monthly Payments.......................................  8-1
     SECTION 8.02.  Advances...............................................  8-2
     SECTION 8.03.  Limited Guaranties.....................................  8-3
     SECTION 8.04.  Permitted Withdrawals from the Certificate Account;
               Payments....................................................  8-4
     SECTION 8.05.  Reassignment of Repurchased and Replaced Contracts..... 8-16
     SECTION 8.06.  Servicer's Purchase Option............................. 8-16
     SECTION 8.07.  [RESERVED]............................................. 8-17
     SECTION 8.08.  Excess Proceeds Account................................ 8-17
     SECTION 8.09.  Sub-Pool HE Pre-Funding Account........................ 8-18
     SECTION 8.10.  Distributions on the Subsidiary REMIC Regular
               Interests................................................... 8-19

ARTICLE IX - THE CERTIFICATES AND THE CLASS C CERTIFICATES.................  9-1
     SECTION 9.01.  The Certificates and Class C Certificates..............  9-1
     SECTION 9.02.  Registration of Transfer and Exchange of Certificates
               and the Class C Certificate.................................  9-2
     SECTION 9.03.  No Charge; Disposition of Void Certificates or Class C
               Certificates................................................  9-6
     SECTION 9.04.  Mutilated, Destroyed, Lost or Stolen Certificates or
               Class C Certificates........................................  9-6
     SECTION 9.05.  Persons Deemed Owners..................................  9-7
     SECTION 9.06.  Access to List of Certificateholders' and Class C

               Certificateholders' Names and Addresses.....................  9-7
     SECTION 9.07.  Authenticating Agents..................................  9-7

ARTICLE X - INDEMNITIES.................................................... 10-1
     SECTION 10.01. Real Estate............................................ 10-1
     SECTION 10.02. Liabilities to Obligors................................ 10-1
     SECTION 10.03. Tax Indemnification.................................... 10-1
     SECTION 10.04. Servicer's Indemnities................................. 10-1
     SECTION 10.05. Operation of Indemnities............................... 10-2
     SECTION 10.06. REMIC Tax Matters...................................... 10-2

ARTICLE XI - THE TRUSTEE................................................... 11-1
     SECTION 11.01. Duties of Trustee...................................... 11-1
     SECTION 11.02. Certain Matters Affecting the Trustee.................. 11-2
     SECTION 11.03. Trustee Not Liable for Certificates, Class C
               Certificates or Contracts................................... 11-3
     SECTION 11.04. Trustee May Own Certificates........................... 11-4
     SECTION 11.05. Rights of Certificateholders to Direct Trustee and to
               Waive Events of Termination................................. 11-4
     SECTION 11.06. The Servicer to Pay Trustee's Fees and Expenses........ 11-4
     SECTION 11.07. Eligibility Requirements for Trustee................... 11-5
     SECTION 11.08. Resignation or Removal of Trustee...................... 11-5
     SECTION 11.09. Successor Trustee...................................... 11-6
     SECTION 11.10. Merger or Consolidation of Trustee..................... 11-7
     SECTION 11.11. Tax Returns............................................ 11-7
     SECTION 11.12. Obligor Claims......................................... 11-7
     SECTION 11.13. Appointment of Co-Trustee or Separate Trustee.......... 11-8
     SECTION 11.14. Certain Matters Relating to FHA Insurance.............. 11-9
     SECTION 11.15. Trustee and First Bank System, Inc.....................11-10
     SECTION 11.16. Trustee Advances.......................................11-10

ARTICLE XII - MISCELLANEOUS................................................ 12-1
     SECTION 12.01. Servicer Not to Resign; Delegation of Servicing Duties. 12-1
     SECTION 12.02. Company Not to Engage in Certain Transactions with
               Respect to the Trust........................................ 12-1
     SECTION 12.03. Maintenance of Office or Agency........................ 12-1
     SECTION 12.04. Termination............................................ 12-2
     SECTION 12.05. Acts of Certificateholders and Class C
               Certificateholders.......................................... 12-5
     SECTION 12.06. Calculations........................................... 12-6
     SECTION 12.07. Assignment or Delegation by Company.................... 12-6
     SECTION 12.08. Amendment.............................................. 12-6
     SECTION 12.09. Notices................................................ 12-8

     SECTION 12.10. Merger and Integration................................  12-9
     SECTION 12.11. Headings..............................................  12-9
     SECTION 12.12. Governing Law......................................... 12-10

EXHIBIT A - FORM OF CLASS HI: A CERTIFICATE

EXHIBIT B - FORM OF CLASS HI: M CERTIFICATE

EXHIBIT C - FORM OF CLASS HI: B CERTIFICATE

EXHIBIT D-1 - FORM OF CLASS HE: A CERTIFICATE

EXHIBIT D-2 - FORM OF CLASS HE: A-1 ARM CERTIFICATE

EXHIBIT D-3 - FORM OF CLASS HE: A-8 IO CERTIFICATE

EXHIBIT E - FORM OF CLASS HE: M CERTIFICATE

EXHIBIT F - FORM OF CLASS HE: B CERTIFICATE

EXHIBIT G - FORM OF ASSIGNMENT

EXHIBIT H - FORM OF CERTIFICATE OF OFFICER

EXHIBIT I - FORM OF OPINION OF COUNSEL FOR THE COMPANY

EXHIBIT J - FORM OF TRUSTEE'S ACKNOWLEDGMENT

EXHIBIT K - FORM OF CERTIFICATE OF SERVICING OFFICER

EXHIBIT L - FORM OF CLASS C [MASTER] [SUBSIDIARY] CERTIFICATE

EXHIBIT M-1 - FORM OF CERTIFICATE REGARDING REPURCHASED
         CONTRACTS

EXHIBIT M-2 - FORM OF CERTIFICATE REGARDING REPURCHASED
         CONTRACTS

EXHIBIT N - FORM OF REPRESENTATION LETTER

EXHIBIT O-1 - LIST OF HOME IMPROVEMENT CONTRACTS

EXHIBIT O-2 - LIST OF FIXED RATE HOME EQUITY CONTRACTS

EXHIBIT O-3 - LIST OF ADJUSTABLE RATE HOME EQUITY CONTRACTS

EXHIBIT P - LIST OF FHA-INSURED CONTRACTS

EXHIBIT Q - FORM OF MONTHLY REPORT

EXHIBIT R - FORM OF ADDITION NOTICE

EXHIBIT S - FORM OF SUBSEQUENT TRANSFER INSTRUMENT

EXHIBIT T - FORM OF OFFICER'S CERTIFICATE (SUBSEQUENT TRANSFER)

     AGREEMENT, dated as of August 1, 1997, between Green Tree Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, as Seller and Servicer (the "Company"), and First Trust National Association, a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as Trustee (the "Trustee") of Home Improvement and Home Equity Loan Trust 1997-D (the "Trust").

     WHEREAS, in the regular course of its business, the Company purchases, originates and services home improvement contracts and promissory notes, which contracts and notes provide for installment payments by or on behalf of the purchasers of the home improvements and grant mortgages, deeds of trust or security deeds on the real estate that is the subject of the home improvements;

     WHEREAS, in the regular course of its business, the Company purchases, originates and services home equity loans, which loans provide for installment payments by or on behalf of the borrowers and grant mortgages, deeds of trust or security deeds on certain real estate securing such loans;

     WHEREAS, the Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in twenty classes (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein), consisting primarily of the Contracts (as defined herein);

     WHEREAS, as provided herein, the Trustee will make an election to treat the entire segregated pool of assets comprising the Subsidiary REMIC (as defined herein) and subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "Subsidiary REMIC";

     WHEREAS, the Subsidiary REMIC Regular Interests (as defined herein) will be "regular interests" in the Subsidiary REMIC and the Class C Subsidiary Certificate will be the sole class of "residual interests" in the Subsidiary REMIC for purposes of the REMIC Provisions (as defined herein) under the federal income tax law;

     WHEREAS, a segregated pool of assets consisting of the Subsidiary REMIC Regular Interests will be designated as the "Master REMIC", and the Trustee will make a separate REMIC election with respect thereto; and

     WHEREAS, the Certificates will be "regular interests" in the Master REMIC, and the Class C Master Certificate will be the sole class of "residual interests" in the Master REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law; and

     WHEREAS, the Company and the Trustee wish to set forth the terms and conditions on which the Trustee, on behalf of the "Certificateholders" and "Class C Certificateholders" (as defined herein) will acquire the Contracts and the Company will service the Contracts;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Company and the Trustee agree as provided herein:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     SECTION 1.01.  General.
                    -------

     For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision, and Section references refer to Sections of the Agreement.

     SECTION 1.02.  Specific Terms.
                    --------------

     "Addition Notice"  means with respect to the transfer of Subsequent Home
      ---------------
Equity Contracts to the Trust pursuant to Section 2.03 of this Agreement, a notice, substantially in the form of Exhibit R, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of the Company's designation of Subsequent Home Equity Contracts to be sold to the Trust and the aggregate Cut-off Date Principal Balances of such Subsequent Home Equity Contracts.

     "Additional Contract" means a Home Improvement Contract or Home Equity
      -------------------
Contract identified as such on the List of Contracts attached hereto.

     "Adjustable Rate Home Equity Contract" means each closed-end home equity
      ------------------------------------
loan identified as such in the List of Contracts, which Adjustable Rate Home Equity Contract is to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments due pursuant thereto after the Cut-off Date, or Subsequent Cut-off Date in the case of a Subsequent Home Equity Contract.

                                      1-1

     "Advance" means, with respect to any Payment Date, the amounts, if any,
      -------
deposited by the Servicer or the Trustee, as applicable, in the Certificate Account for such Payment Date pursuant to Section 8.02.

     "Advance Payment" means any payment by an Obligor in advance of the Due
      ---------------
Period in which it would be due under such Contract and which payment is not a Principal Prepayment.

     "Affiliate" of any specified Person means any other Person controlling or
      ---------
controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

     "Aggregate Certificate Principal Balance" means the sum of the Sub-Pool HI
      ---------------------------------------
Certificate Principal Balance and the Sub-Pool HE Certificate Principal Balance.

     "Agreement" means this Pooling and Servicing Agreement, as it may be
      ---------
amended from time to time.

     "Amount Held for Future Distribution" means, as to any Payment Date, (1)
      -----------------------------------
with respect to the Home Improvement Contracts, the total of the amounts held in the Certificate Account in respect of the Home Improvement Contracts on the last day of the preceding Due Period on account of Advance Payments on the Home Improvement Contracts in respect of such Due Period and (2) with respect to the Home Equity Contracts, the total of the amounts held in the Certificate Account in respect of the Home Equity Contracts on the last day of the preceding Due Period on account of Advance Payments on the Home Equity Contracts in respect of such Due Period.

     "Applicants" has the meaning assigned in Section 9.06.
      ----------

     "Authenticating Agent" means any authenticating agent appointed pursuant to
      --------------------
Section 9.07.

     "Available Funds Pass-Through Rate" means, for any Payment Date, a rate per
      ---------------------------------
annum equal to the weighted average of the Expense Adjusted Contract Rates on the then outstanding Adjustable Rate Home Equity Contracts.

     "Balloon Loan" means a Home Equity Contract that provides for the payment
      ------------
of the unamortized principal balance of such Contract in a single payment at the maturity of such Contract that is greater than the preceding monthly payment.

                                      1-2

     "Book-Entry Certificate" means any Certificate registered in the name of
      ----------------------
the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     "Business Day" means any day other than (a) a Saturday or a Sunday, or (b)
      ------------
another day on which banking institutions in the city in which the Person taking action hereunder are authorized or obligated by law, executive order, or governmental decree to be closed.

     "Calculation Agent" means the Person who establishes LIBOR with respect to
      -----------------
each Interest Reset Period. The Calculation Agent shall be the Trustee unless the Trustee is unable or unwilling so to act, in which case the Calculation Agent shall be a financial institution appointed by the Seller.

     "Certificate" means a Sub-Pool HI Certificate or a Sub-Pool HE Certificate.
      -----------

     "Certificate Account" means a separate trust account created and maintained
      -------------------
pursuant to Section 5.05 in the name of the Trust in an Eligible Institution.

     "Certificate Owner" means the person who is the beneficial owner of a Book-
      -----------------
Entry Certificate or, if Definitive Certificates have been issued, Certificateholders.

     "Certificate Register" means the register maintained pursuant to Section
      --------------------
9.02.

     "Certificate Registrar" or "Registrar" means the registrar appointed
      ---------------------      ---------
pursuant to Section 9.02.

     "Certificateholder" or "Holder" means the person in whose name a
      -----------------      ------
Certificate or Class C Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate or Class C Certificate registered in the name of the Company or any Affiliate shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that, solely for the purpose of determining whether the
--------  -------
Trustee is entitled to rely upon any such consent, waiver, request or demand, only Certificates or Class C Certificates which the Trustee knows to be so owned shall be so disregarded.

                                     1-3

     "Class," "Class HI: A," "Class HI: M," "Class HI: B," "Class HE: A," "Class
      --------------------------------------------------------------------------
HE: M," "Class HE: B," or "Class C" means pertaining to Class HI: A
----------------------------------
Certificates, Class HI: M Certificates, Class HI: B Certificates, Class HE: A Certificates, Class HE: M Certificates, Class HE: B Certificates, and/or the Class C Certificates, as the case may be.

     "Class C Certificate" means any one of the Class C Master or Class C
      -------------------
Subsidiary Certificates.

     "Class C Certificateholder" means the person in whose name a Class C
      -------------------------
Certificate is registered on the Certificate Register.

     "Class C Master Certificate" means a certificate for Home Improvement and
      --------------------------
Home Equity Loans, Series 1997-D, bearing the designation Class C Master, executed and delivered by the Trustee substantially in the form of Exhibit L, and evidencing an interest designated as a "residual interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class C Subsidiary Certificate" means a certificate for Home Improvement
      ------------------------------
and Home Equity Loans, Series 1997-D, bearing the designation Class-C Subsidiary, executed and delivered by the Trustee substantially in the form attached hereto as Exhibit L, and evidencing an interest designated as a "residual interest" in the Subsidiary REMIC for purposes of the REMIC provisions.

     "Class C Subsidiary Distribution Amount"  means, as to any Payment Date,
      --------------------------------------
the amounts, if any, distributable in respect of the Class C Subsidiary Certificate pursuant to Sections 8.04(b) and (d).

     "Class HE: A Certificates" means the Class HE: A-1 ARM, Class HE: A-1,
      ------------------------
Class HE: A-2, Class HE: A-3, Class HE: A-4, Class HE: A-5, Class HE: A-6, Class
HE: A-7, and Class HE: A-8 IO Certificates, collectively.

     "Class HE: A Distribution Amount" means, as to any Payment Date, the lesser
      -------------------------------
of (a) the Sub-Pool HE Amount Available and (b) the Class HE: A Formula Distribution Amount; provided that, after the Class HE: A-7 Cross-over date, the
                     --------
Class HE: A Distribution Amount shall be zero.

     "Class HE: A Formula Distribution Amount" means, as to any Payment Date, an
      ---------------------------------------
amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15,
1997) at (1) the Class HE: A-1 ARM Pass-Through Rate on the Class HE: A-1 ARM Principal Balance, (2) the Class HE: A-1 Pass-Through Rate on the Class HE: A-1 Principal Balance, (3) the Class HE: A-2 Pass-Through Rate on the Class HE: A-2 Principal

                                      1-4

Balance, (4) the Class HE: A-3 Pass-Through Rate on the Class HE: A-3 Principal Balance, (5) the Class HE: A-4 Pass-Through Rate on the Class HE: A-4 Principal Balance, (6) the Class HE: A-5 Pass-Through Rate on the Class HE: A-5 Principal Balance, (7) the Class HE: A-6 Pass-Through Rate on the Class HE: A-6 Principal Balance, (8) the Class HE: A-7 Pass-Through Rate on the Class HE: A-7 Principal Balance, and (9) the Class HE: A-8 IO Pass-Through Rate on the Class HE: A-8 IO Notional Principal Amount, in each case to be calculated immediately prior to such Payment Date, (b) the aggregate of the Unpaid Class HE: A Interest Shortfalls, if any, with respect to each Class of Class HE: A Certificates, and
(c)(i) if there is no Class HE: A Liquidation Loss Principal Amount as to such Payment Date, the Class HE: A Formula Principal Distribution Amount, or (ii) if there is a Class HE: A Liquidation Loss Principal Amount as to such Payment Date, the amount determined in accordance with Section 8.04(d)(3)(i); provided, however, that the aggregate of all amounts distributed for all Payment Dates pursuant to clause (c) shall not exceed the aggregate of the Original Class Principal Balances of Class HE:A.

     "Class HE: A Formula Interest Distribution Amount" means, as to each Class
      ------------------------------------------------
of Class HE: A Certificates and any Payment Date, the sum of (1) the amount specified in clause (a)(1), (2), (3), (4), (5), (6), (7), (8) or (9), as appropriate, of the definition of the term "Class HE: A Formula Distribution Amount" and (2) the Unpaid Class HE: A Interest Shortfall, if any, with respect to such Class.

     "Class HE: A Formula Principal Distribution Amount" means, as to any
      -------------------------------------------------
Payment Date the sum of the Class HE: A-1 ARM Formula Principal Distribution Amount and the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount.

     "Class HE: A Interest Shortfall" means, as to each Class of Class HE: A
      ------------------------------
Certificates and any Payment Date, the amount, if any, by which the Class HE: A Formula Interest Distribution Amount for such Class exceeds the amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(d)(2).

     "Class HE: A Liquidation Loss Principal Amount" means, as to any Payment
      ---------------------------------------------
Date, the amount, if any, by which the sum of the Pool Scheduled Principal Balance of Sub-Pool HE plus the Pre-Funded Amount is less than the Class HE: A Principal Balance.

     "Class HE: A Principal Balance" means, as to any Payment Date, the sum of
      -----------------------------
the Class HE: A-1 ARM Principal Balance, the Class HE: A-1 Principal Balance, the Class HE: A-2 Principal Balance, the Class HE: A-3 Principal Balance and the Class HE: A-4 Principal Balance, the Class HE: A-5 Principal Balance, the Class
HE: A-6 Principal Balance and the Class HE: A-7 Principal Balance.

                                      1-5

     "Class HE: A-1 ARM Certificate" means any one of the Class HE: A-1 ARM
      -----------------------------
Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit D-2 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: A-1 ARM Distribution Amount" means, as to any Payment Date, that
      -------------------------------------
portion of the Class HE: A Distribution Amount to be distributed to the Class
HE: A-1 ARM Certificateholders pursuant to Section 8.04(d) on such Payment Date.

     "Class HE: A-1 ARM Formula Principal Distribution Amount" means zero as to
      -------------------------------------------------------
any Payment Date after the Class HE: A-1 ARM Principal Balance has been reduced to zero, and as to any Payment Date on or before the Payment Date on which the Class HE:A-1 ARM Principal Balance has been reduced to zero, the lesser of (A) the Class HE:A-1 ARM Principal Balance, or (B) the sum of the following amounts with respect to the related Due Period, in each case computed in accordance with the method specified in the relevant Adjustable Rate Home Equity Contract:

          (i) all scheduled payments of principal due on each outstanding Adjustable Rate Home Equity Contract during the prior Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

          (ii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the prior Due Period in respect of the Adjustable Rate Home Equity Contracts; plus

          (iii) the aggregate Scheduled Principal Balance of all Adjustable Rate Home Equity Contracts that became Liquidated Contracts during the prior Due Period; plus

          (iv) the aggregate Scheduled Principal Balance of all Adjustable Rate Home Equity Contracts repurchased, and all amounts deposited in lieu of the repurchase of any Adjustable Rate Home Equity Contract, during the prior Due Period pursuant to
                 Section 3.05(a) or, in the event of a substitution of an Adjustable Rate Home Equity Contract in accordance with Section 3.05(b), any amount required to be deposited by the Company in the Certificate Account during the prior Due Period pursuant to
                 Section 3.05(b)(vi); plus

                                      1-6

          (v) on the first Payment Date, the Excess Proceeds with respect to the Adjustable Rate Home Equity Contracts and on the Payment Date which is on or after the last day of the Pre-Funding Period, the Pre-Funded ARM Amount; plus

          (vi) on each Payment Date which is on or after the Payment Date on which the Class HE: A Certificates other than the Class HE: A-1 ARM Certificates have been paid in full, (a) the Sub-Pool HE Senior Percentage of (A) the sum of the amounts described in clauses (i) through (v) of the definition of Sub-Pool HE Formula Principal Distribution Amount less (B) the sum of the amounts described in clauses (i) through (iv) above, less (b) the amount, if any, distributed in payment of principal on the Class HE: A Certificates other than the Class HE: A-1 ARM Certificates on such Payment Date.

     "Class HE: A-1 ARM Principal Balance" means, as to any Payment Date, the
      -----------------------------------
Original Class HE: A-1 ARM Principal Balance less all amounts previously distributed to Holders of Class HE: A-1 ARM Certificates in respect of principal.

     "Class HE: A-1 Certificate" means any one of the Class HE: A-1 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit D-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: A-1 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HE: A-1 Principal Balance (after giving effect to the distributions of principal on the Class HE: A-1 Certificates on such Payment Date) is reduced to zero.

     "Class HE: A-1 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HE: A Distribution Amount to be distributed to the Class
HE: A-1 Certificateholders pursuant to Section 8.04(d) on such Payment Date.

     "Class HE: A-1 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: A-1 Principal Balance less all amounts previously distributed to Holders of Class HE: A-1 Certificates in respect of principal.

     "Class HE: A-2 Certificate" means any one of the Class HE: A-2 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit D-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

                                      1-7

     "Class HE: A-2 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HE: A-2 Principal Balance (after giving effect to the distributions of principal on the Class HE: A-2 Certificates on such Payment Date) is reduced to zero.

     "Class HE: A-2 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HE: A Distribution Amount to be distributed to the Class
HE: A-2 Certificateholders pursuant to Section 8.04(d) on such Payment Date.

     "Class HE: A-2 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: A-2 Principal Balance less all amounts previously distributed to Holders of Class HE: A-2 Certificates in respect of principal.

     "Class HE: A-3 Certificate" means any one of the Class HE: A-3 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit D-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: A-3 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HE: A-3 Principal Balance (after giving effect to the distributions of principal on the Class HE: A-3 Certificates on such Payment Date) is reduced to zero.

     "Class HE: A-3 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HE: A Distribution Amount to be distributed to the Class
HE: A-3 Certificateholders pursuant to Section 8.04(d) on such Payment Date.

     "Class HE: A-3 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: A-3 Principal Balance less all amounts previously distributed to Holders of Class HE: A-3 Certificates in respect of principal.

     "Class HE: A-4 Certificate" means any one of the Class HE: A-4 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit D-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: A-4 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HE: A-4 Principal Balance (after giving effect to the distributions of principal on the Class HE: A-4 Certificates on such Payment Date) is reduced to zero.

     "Class HE: A-4 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HE: A Distribution Amount to be distributed to the Class
HE: A-4 Certificateholders pursuant to Section 8.04(d) on such Payment Date.

                                      1-8

     "Class HE: A-4 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: A-4 Principal Balance less all amounts previously distributed to Holders of Class HE: A-4 Certificates in respect of principal.

     "Class HE: A-5 Certificate" means any one of the Class HE: A-5 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit D-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: A-5 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HE: A-5 Principal Balance (after giving effect to the distributions of principal on the Class HE: A-5 Certificates on such Payment Date) is reduced to zero.

     "Class HE: A-5 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HE: A Distribution Amount to be distributed to the Class
HE: A-5 Certificateholders pursuant to Section 8.04(d) on such Payment Date.

     "Class HE: A-5 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: A-5 Principal Balance less all amounts previously distributed to Holders of Class HE: A-5 Certificates in respect of principal.

     "Class HE: A-6 Certificate" means any one of the Class HE: A-6 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit D-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: A-6 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HE: A-6 Principal Balance (after giving effect to the distributions of principal on the Class HE: A-6 Certificates on such Payment Date) is reduced to zero.

     "Class HE: A-6 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HE: A Distribution Amount to be distributed to the Class
HE: A-6 Certificateholders pursuant to Section 8.04(d) on such Payment Date.

     "Class HE: A-6 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: A-6 Principal Balance less all amounts previously distributed to Holders of Class HE: A-6 Certificates in respect of principal.

     "Class HE: A-7 Certificate" means any one of the Class HE: A-7 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit D-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

                                      1-9

     "Class HE: A-7 Cross-over date" means the latest to occur of (a) the Class
      -----------------------------
HE: A-6 Cross-over date or (b) the Payment Date on which the Class HE: A-7 Principal Balance (after giving effect to the distributions of principal on the Class HE: A-7 Certificates on such Payment Date) is reduced to zero or (c) the Payment Date on which the Class HE: A-1 ARM Principal Balance (after giving effect to the distributions of principal on the Class HE: A-1 ARM Certificates on such Payment Date) is reduced to zero.

     "Class HE: A-7 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HE: A Distribution Amount to be distributed to the Class
HE: A-7 Certificateholders pursuant to Section 8.04(d) on such Payment Date.

     "Class HE: A-7 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: A-7 Principal Balance less all amounts previously distributed to Holders of Class HE: A-7 Certificates in respect of principal.

     "Class HE: A-7 Lockout Percentage" means, as to any Payment Date occurring
      --------------------------------
during the periods set forth below, the percentage designated as such as follows:

     Period (dates inclusive)               Class HE: A-7 Lockout Percentage
     ------------------------               --------------------------------

     October 1997 through September 2000                   0%
     October 2000 through September 2002                  20%
     October 2002 through September 2003                  80%
     October 2003 through September 2004                 100%
     October 2004 and thereafter                         300%

     "Class HE: A-7 Lockout Pro Rata Distribution Amount" means, as to any
      --------------------------------------------------
Payment Date, an amount equal to the lesser of:

          (a) the product of (1) the Class HE: A-7 Lockout Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class HE: A-7 Principal Balance immediately preceding such Payment Date and the denominator of which is the Class HE: A Principal Balance less the Class
     HE: A-1 ARM Principal Balance, immediately preceding such Payment Date, and
     (B) the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount for such Payment Date, and

          (b) the Class HE: A-7 Principal Balance immediately preceding such Payment Date.

                                     1-10

     "Class HE: A-8 IO Certificate" means any one of the Class HE: A-8 IO
      ----------------------------
Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit D-3 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: A-8 IO Distribution Amount" means, as to any Payment Date, that
      ------------------------------------
portion of the Class HE: A Distribution Amount to be distributed to the Class
HE: A-8 IO Certificateholders pursuant to Section 8.04(d) on such Payment Date.

     "Class HE: A-8 IO Notional Principal Amount" means, as of any Payment Date
      ------------------------------------------
and the Class A-8 IO Certificates, an amount equal to the Subsidiary REMIC Principal Balance of the Subsidiary REMIC Regular Interest HE: A-7 immediately prior to such date if such Payment Date is on or before September 15, 2000, and zero thereafter.

     "Class HE: A-8 IO Original Notional Amount" means $29,500,000.
      -----------------------------------------

     "Class HE: B Certificates" means the Class HE: B-1 and Class HE: B-2
      ------------------------
Certificates, collectively.

     "Class HE: B Cross-over date"  means the earlier of:
      ---------------------------

          (a)  the Class HE: M-2 Cross-over date, and

          (b) the first Payment Date on or after the Payment Date occurring in October, 2000 on which the fraction, expressed as a percentage, the numerator of which is the Class HE: B Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date, is equal to or greater than 9.0%.

     "Class HE: B Percentage" means 100% minus the Sub-Pool HE Senior
      ----------------------
Percentage.

     "Class HE: B Principal Balance" means, as to any Payment Date, the sum of
      -----------------------------
the Class HE: B-1 Principal Balance and the Class HE: B-2 Principal Balance.

     "Class HE: B Principal Balance Test" means, to be considered "satisfied"
      ----------------------------------
for any Payment Date, that the fraction, expressed as a percentage, the numerator of which is the Class HE: B Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date, is equal to or greater than 9.0%.

                                     1-11

     "Class HE: B Principal Distribution Test" means, as to any Payment Date,
      ---------------------------------------
each of the Sub-Pool HE Average Sixty-Day Delinquency Ratio Test, the Sub-Pool HE Average Thirty-Day Delinquency Ratio Test, the Class HE: B Principal Balance Test, the Sub-Pool HE Cumulative Realized Losses Test and the Sub-Pool HE Current Realized Losses Test.

     "Class HE: B-1 Certificate" means any one of the Class HE: B-1 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit F and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: B-1 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HE: B-1 Principal Balance (after giving effect to the distributions of principal on the Class HE: B-1 Certificates on such Payment Date) is reduced to zero.

     "Class HE: B-1 Distribution Amount" means, as to any Payment Date, the
      ---------------------------------
lesser of (a) the Sub-Pool HE Amount Available less the sum of the Class HE: A Distribution Amount, the Class HE: M-1 Distribution Amount and the Class HE: M-2 Distribution Amount, and (b) the Class HE: B-1 Formula Distribution Amount; provided that after the Class HE: B-1 Cross-over date the Class HE: B-1
--------
Distribution Amount shall be zero.

     "Class HE: B-1 Formula Distribution Amount" means, as to any Payment Date,
      -----------------------------------------
an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HE: B-1 Pass-Through Rate on the excess of the Class HE: B-1 Principal Balance over the Class HE: B-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, (b) any Unpaid Class HE: B-1 Interest Shortfall, and (c) if such Payment Date is on or prior to the Class HE: B-1 Cross-over date, the Class HE: B Percentage of the Sub-Pool HE Formula Principal Distribution Amount; provided, however, that on
                                                   --------  -------
the Class HE: M-2 Cross-over date, the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class HE: M-2 Formula Distribution Amount" (assuming a sufficient Sub-Pool HE Amount Available) but for the operation of the second proviso in such definition shall instead be included in clause (c) of this definition; and provided, further, that the aggregate of all amounts distributed pursuant to
--------  -------
clause (c) of this definition shall not exceed the Original Class HE: B-1 Principal Balance.

     "Class HE: B-1 Formula Interest Distribution Amount" means, as to any
      --------------------------------------------------
Payment Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class HE: B-1 Formula Distribution Amount" and (b) the Unpaid Class HE: B-1 Interest Shortfall, if any.

                                     1-12

     "Class HE: B-1 Formula Liquidation Loss Interest Distribution Amount"
      -------------------------------------------------------------------
means, as to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HE: B-1 Pass-Through Rate on the Class
HE: B-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, and (b) the Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall, if any.

     "Class HE: B-1 Interest Deficiency Amount" means, as to any Payment Date,
      ----------------------------------------
the amount, if any, by which (a) the Class HE: B-1 Formula Interest Distribution Amount exceeds (b) the amount available for distribution to the Class HE: B-1 Certificateholders pursuant to Sections 8.04(d)(6)(i) and (ii) on such Payment Date.

     "Class HE: B-1 Interest Shortfall" means, as to any Payment Date, the
      --------------------------------
amount, if any, by which (a) the Class HE: B-1 Formula Interest Distribution Amount exceeds (b) the sum of (1) the amount distributed to Class HE: B-1 Certificateholders on such Payment Date pursuant to Sections 8.04(d)(6)(i) and
(ii), and (2) the amount distributed to Class HE: B-1 Certificateholders on such Payment Date pursuant to Section 8.04(e).

     "Class HE: B-1 Liquidation Loss Interest Shortfall" means, as to any
      -------------------------------------------------
Payment Date, the amount, if any, by which (a) the Class HE: B-1 Formula Liquidation Loss Interest Distribution Amount exceeds (b) the amount distributed to Class HE: B-1 Certificateholders on such Payment Date pursuant to Section 8.04(d)(8)(iii).

     "Class HE: B-1 Liquidation Loss Principal Amount" means, as to any Payment
      -----------------------------------------------
Date, the lesser of (a) the excess, if any, of the Sub-Pool HE Aggregate Liquidation Loss Principal Amount over the Class HE: B-2 Principal Balance, and
(b) the Class HE: B-1 Principal Balance.

     "Class HE: B-1 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: B-1 Principal Balance less all amounts previously distributed to Holders of Class HE: B-1 Certificates in respect of principal.

     "Class HE: B-2 Certificate" means any one of the Class HE: B-2 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit F and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: B-2 Distribution Amount" means, as to any Payment Date, the
      ---------------------------------
lesser of (a) the Class HE: B-2 Remaining Sub-Pool HE Amount Available, and (b) the Class HE: B-2 Formula Distribution Amount.

                                     1-13

     "Class HE: B-2 Formula Distribution Amount" means, as to any Payment Date,
      -----------------------------------------
an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HE: B-2 Pass-Through Rate on the excess of the Class HE: B-2 Principal Balance over the Class HE: B-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, (b) any Unpaid Class HE: B-2 Interest Shortfall, and (c) if such Payment Date is after the Class HE: B-1 Cross-over date, the Class HE: B Percentage of the Sub-Pool HE Formula Principal Distribution Amount; provided, however, that on the
                                               --------  -------
Class HE: B-1 Cross-over date, the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class HE: B-1 Formula Distribution Amount" (assuming a sufficient Sub-Pool HE Amount Available) but for the operation of the second proviso in such definition shall instead be included in clause (c) of this definition; and provided,
                                                                --------
further, that the aggregate of all amounts distributed pursuant to clause (c) of
-------
this definition shall not exceed the Original Class HE: B-2 Principal Balance.

     "Class HE: B-2 Formula Interest Distribution Amount" means, as to any
      --------------------------------------------------
Payment Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class HE: B-2 Formula Distribution Amount" and (b) the Unpaid Class HE: B-2 Interest Shortfall, if any.

     "Class HE: B-2 Formula Liquidation Loss Interest Distribution Amount"
      -------------------------------------------------------------------
means, as to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HE: B-2 Pass-Through Rate on the Class
HE: B-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, and (b) the Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall, if any.

     "Class HE: B-2 Guaranty Fee" means, as of any Payment Date, the lesser of
      --------------------------
(a) one-twelfth of the product of 3.00% and the sum of the Pool Scheduled Principal Balance of Sub-Pool HE for the immediately preceding Payment Date (or, in the case of the October 1997 Payment Date, the Cut-Off Date), and the Pre-Funded Amount as of the immediately preceding Payment Date (or, in the case of the October 1997 Payment Date, the Closing Date), or (b) the Sub-Pool HE Amount Available less the amounts payable under Sections 8.04(d)(1)-(13).

     "Class HE: B-2 Guaranty Payment" means, as to any Payment Date, the amount,
      ------------------------------
if any, by which (a) the sum of the Class HE: B-2 Total Formula Distribution Amount and the Class HE: B-2 Liquidation Loss Principal Amount exceeds (b) the Class HE: B-2 Total Distribution Amount; provided that the Class HE: B-2 Guaranty Payment shall not exceed the amount necessary to reduce the Class HE:
B-2 Principal Balance to zero.

                                     1-14

     "Class HE: B-2 Interest Shortfall" means, as to any Payment Date, the
      --------------------------------
amount, if any, by which (a) the Class HE: B-2 Formula Interest Distribution Amount exceeds (b) the sum of the amount distributed to Class HE: B-2 Certificateholders on such Payment Date pursuant to Sections 8.04(d)(7)(i) and
(ii) and any Class HE: B-2 Guaranty Payment.

     "Class HE: B-2 Limited Guaranty" means the limited guaranty of the Company
      ------------------------------
provided pursuant to Section 8.03(b).

     "Class HE: B-2 Liquidation Loss Interest Shortfall" means, as to any
      -------------------------------------------------
Payment Date, the amount, if any, by which the Class HE: B-2 Formula Liquidation Loss Interest Distribution Amount exceeds (a) the sum of (1) the Class HE: B-2 Total Formula Distribution Amount and (2) the Class HE: B-2 Liquidation Loss Principal Amount less (b) the sum of (1) the Class HE: B-2 Total Distribution Amount, (2) any Class HE: B-2 Guaranty Payment and (3) any Class HE: B-2 Interest Shortfall.

     "Class HE: B-2 Liquidation Loss Principal Amount" means, as to any Payment
      -----------------------------------------------
Date, the lesser of the Sub-Pool HE Aggregate Liquidation Loss Principal Amount and the Class HE: B-2 Principal Balance.

     "Class HE: B-2 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: B-2 Principal Balance less all amounts previously distributed to Holders of Class HE: B-2 Certificates in respect of principal.

     "Class HE: B-2 Total Formula Distribution Amount" means, as to any Payment
      -----------------------------------------------
Date, the sum of the Class HE: B-2 Formula Distribution Amount and the Class HE:
B-2 Formula Liquidation Loss Interest Distribution Amount.

     "Class HE: B-2 Total Distribution Amount" means, as to any Payment Date,
      ---------------------------------------
the sum of the Class HE: B-2 Distribution Amount and amounts distributed on such Payment Date pursuant to Section 8.04(d)(8)(iv).

     "Class HE: M Certificates" means the Class HE: M-1 and Class HE: M-2
      ------------------------
Certificates, collectively.

     "Class HE: M Principal Balance" means, as to any Payment Date, the sum of
      -----------------------------
the Class HE: M-1 Principal Balance and the Class HE: M-2 Principal Balance.

     "Class HE: M-1 Certificate" means any one of the Class HE: M-1 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit E and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

                                     1-15

     "Class HE: M-1 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HE: M-1 Principal Balance (after giving effect to the distributions of principal on the Class HE: M-1 Certificates on such Payment Date) is reduced to zero.

     "Class HE: M-1 Distribution Amount" means, as to any Payment Date, the
      ---------------------------------
lesser of (a) the Sub-Pool HE Amount Available less the Class HE: A Distribution Amount and (b) the Class HE: M-1 Formula Distribution Amount; provided that
                                                              --------
after the Class HE: M-1 Cross-over date the Class HE: M-1 Distribution Amount shall be zero.

     "Class HE: M-1 Formula Distribution Amount" means, as to any Payment Date,
      -----------------------------------------
an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HE: M-1 Pass-Through Rate on the excess of the Class HE: M-1 Principal Balance over the Class HE: M-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, (b) any Unpaid Class HE: M-1 Interest Shortfall and (c) if such Payment Date is after the Class HE: A-4 Cross-over date, but on or prior to the Class HE: M-1 Cross-over date, the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount; provided, however, that on the Class HE: A-4
                               --------  -------
Cross-over date, the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class HE: A Formula Distribution Amount" (assuming a sufficient Sub-Pool HE Amount Available) but for the operation of the proviso in such definition shall instead be included in clause (c) of this definition; and provided, further, that the
                                                  --------  -------
aggregate of all amounts distributed for all Payment Dates pursuant to clause
(c) of this definition shall not exceed the Original Class HE: M-1 Principal Balance.

     "Class HE: M-1 Formula Interest Distribution Amount" means, as to any
      --------------------------------------------------
Payment Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class HE: M-1 Formula Distribution Amount" and (b) the Unpaid Class HE: M-1 Interest Shortfall, if any.

     "Class HE: M-1 Formula Liquidation Loss Interest Distribution Amount"
      -------------------------------------------------------------------
means, as to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HE: M-1 Pass-Through Rate on the Class
HE: M-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, and (b) the Unpaid Class HE: M-1 Liquidation Loss Interest Shortfall, if any.

     "Class HE: M-1 Interest Deficiency Amount" means, as to any Payment Date,
      ----------------------------------------
the amount, if any, by which (a) the Class HE: M-1 Formula Interest Distribution Amount exceeds (b) the amount available for distribution to the Class HE: M-1 Certificateholders pursuant to Sections 8.04(d)(4)(i) and (ii) on such Payment Date.

                                     1-16

     "Class HE: M-1 Interest Shortfall" means, as to any Payment Date, the
      --------------------------------
amount, if any, by which (a) the Class HE: M-1 Formula Interest Distribution Amount exceeds (b) the sum of (1) the amount distributed to Class HE: M-1 Certificateholders on such Payment Date pursuant to Sections 8.04(d)(4)(i) and
(ii), and (2) the amount distributed to Class HE: M-1 Certificateholders on such Payment Date pursuant to Section 8.04(e).

     "Class HE: M-1 Liquidation Loss Interest Shortfall" means, as to any
      -------------------------------------------------
Payment Date, the amount, if any, by which (a) the Class HE: M-1 Formula Liquidation Loss Interest Distribution Amount exceeds (b) any amount distributed to Class HE: M-1 Certificateholders on such Payment Date pursuant to Section 8.04(d)(8)(i).

     "Class HE: M-1 Liquidation Loss Principal Amount" means, as of any Payment
      -----------------------------------------------
Date, the lesser of (a) the excess, if any, of the Sub-Pool HE Aggregate Liquidation Loss Principal Amount over the aggregate of the Class HE: M-2 Principal Balance and the Class HE: B Principal Balance, and (b) the Class HE:
M-1 Principal Balance.

     "Class HE: M-1 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: M-1 Principal Balance less all amounts previously distributed to Holders of Class HE: M-1 Certificates in respect of principal.

     "Class HE: M-2 Certificate" means any one of the Class HE: M-2 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit E and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HE: M-2 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HE: M-2 Principal Balance (after giving effect to the distributions of principal on the Class HE: M-2 Certificates on such Payment Date) is reduced to zero.

     "Class HE: M-2 Distribution Amount" means, as to any Payment Date, the
      ---------------------------------
lesser of (a) the Sub-Pool HE Amount Available less the Class HE: A Distribution Amount and the Class HE: M-1 Distribution Amount and (b) the Class HE: M-2 Formula Distribution Amount; provided that after the Class HE: M-2 Cross-over
                             --------
date the Class HE: M-2 Distribution Amount shall be zero.

     "Class HE: M-2 Formula Distribution Amount" means, as to any Payment Date,
      -----------------------------------------
an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HE: M-2 Pass-Through Rate on the excess of the Class HE: M-2 Principal Balance over the Class HE: M-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, (b) any Unpaid Class HE: M-2 Interest Shortfall and (c) if such Payment Date is after the Class HE: M-1 Cross-over date, but on or prior to the

                                     1-17

Class HE: M-2 Cross-over date, the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount; provided, however, that on the Class
                                          --------  -------
HE: M-1 Cross-over date, the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class HE: M-1 Formula Distribution Amount" (assuming a sufficient Sub-Pool HE Amount Available) but for the operation of the proviso in such definition shall instead be included in clause (c) of this definition; and provided, further,
                                                          --------  -------
that the aggregate of all amounts distributed for all Payment Dates pursuant to clause (c) of this definition shall not exceed the Original Class HE: M-2 Principal Balance.

     "Class HE: M-2 Formula Interest Distribution Amount" means, as to any
      --------------------------------------------------
Payment Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class HE: M-2 Formula Distribution Amount" and (b) the Unpaid Class HE: M-2 Interest Shortfall, if any.

     "Class HE: M-2 Formula Liquidation Loss Interest Distribution Amount"
      -------------------------------------------------------------------
means, as to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HE: M-2 Pass-Through Rate on the Class
HE: M-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, and (b) the Unpaid Class HE: M-2 Liquidation Loss Interest Shortfall, if any.

     "Class HE: M-2 Interest Deficiency Amount" means, as to any Payment Date,
      ----------------------------------------
the amount, if any, by which (a) the Class HE: M-2 Formula Interest Distribution Amount exceeds (b) the amount available for distribution to the Class HE: M-2 Certificateholders pursuant to Sections 8.04(d)(5)(i) and (ii) on such Payment Date.

     "Class HE: M-2 Interest Shortfall" means, as to any Payment Date, the
      --------------------------------
amount, if any, by which (a) the Class HE: M-2 Formula Interest Distribution Amount, exceeds (b) the sum of (1) the amount distributed to Class HE: M-2 Certificateholders on such Payment Date pursuant to Sections 8.04(d)(5)(i) and
(ii), and (2) the amount distributed to Class HE: M-2 Certificateholders on such Payment Date pursuant to Section 8.04(e).

     "Class HE: M-2 Liquidation Loss Interest Shortfall" means, as to any
      -------------------------------------------------
Payment Date, the amount, if any, by which the Class HE: M-2 Formula Liquidation Loss Interest Distribution Amount exceeds any amount distributed to Class HE: M-2 Certificateholders on such Payment Date pursuant to Section 8.04(d)(8)(iv).

     "Class HE: M-2 Liquidation Loss Principal Amount" means the lesser of (a)
      -----------------------------------------------
the excess, if any, of the Sub-Pool HE Aggregate Liquidation Loss Principal Amount over the Class HE: B Principal Balance, and (b) the Class HE: M-2 Principal Balance.

                                     1-18

     "Class HE: M-2 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HE: M-2 Principal Balance less all amounts previously distributed to Holders of Class HE: M-2 Certificates in respect of principal.

     "Class HI: A Certificates" means the Class HI: A-1, Class HI: A-2, and
      ------------------------
Class HI: A-3 Certificates, collectively.

     "Class HI: A Distribution Amount" means, as to any Payment Date, the lesser
      -------------------------------
of (a) the Sub-Pool HI Amount Available and (b) the Class HI: A Formula Distribution Amount; provided that, after the Class HI: A-3 Cross-over date, the
                     --------
Class HI: A Distribution Amount shall be zero.

     "Class HI: A Formula Distribution Amount" means, as to any Payment Date, an
      ---------------------------------------
amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15,
1997) at (1) the Class HI: A-1 Pass-Through Rate on the Class HI: A-1 Principal Balance, (2) the Class HI: A-2 Pass-Through Rate on the Class HI: A-2 Principal Balance, and (3) the Class HI: A-3 Pass-Through Rate on the Class HI: A-3 Principal Balance, in each case to be calculated immediately prior to such Payment Date, (b) the aggregate of the Unpaid Class HI: A Interest Shortfalls, if any, with respect to each Class of Class HI: A Certificates, and (c)(i) if there is no Class HI: A Liquidation Loss Principal Amount as to such Payment Date, the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, or (ii) if there is a Class HI: A Liquidation Loss Principal Amount as to such Payment Date, the amount determined in accordance with Section 8.04(b)(3)(i); provided, however, that the aggregate of all amounts
                            --------  -------
distributed for all Payment Dates pursuant to clause (c) shall not exceed the sum of the Original Class HI: A Principal Balance.

     "Class HI: A Formula Interest Distribution Amount" means, as to each Class
      ------------------------------------------------
of Class HI: A Certificates and any Payment Date, the sum of (a) the amount specified in clause (a)(1), (2) or (3), as appropriate, of the definition of the term "Class HI: A Formula Distribution Amount" and (2) the Unpaid Class HI: A Interest Shortfall, if any, with respect to such Class.

     "Class HI: A Interest Shortfall" means, as to each Class of Class HI: A
      ------------------------------
Certificates and any Payment Date, the amount, if any, by which the Class HI: A Formula Interest Distribution Amount for such Class exceeds the amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(2).

     "Class HI: A Liquidation Loss Principal Amount" means, as to any Payment
      ---------------------------------------------
Date, the amount, if any, by which the Pool Scheduled Principal Balance of Sub-Pool HI is less than the Class HI: A Principal Balance.

                                     1-19

     "Class HI: A Principal Balance" means, as to any Payment Date, the sum of
      -----------------------------
the Class HI: A-1 Principal Balance, the Class HI: A-2 Principal Balance and the Class HI: A-3 Principal Balance.

     "Class HI: A-1 Certificate" means any one of the Class HI: A-1 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HI: A-1 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HI: A-1 Principal Balance (after giving effect to the distributions of principal on the Class HI: A-1 Certificates on such Payment Date) is reduced to zero.

     "Class HI: A-1 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HI: A Distribution Amount to be distributed to the Class
HI: A-1 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class HI: A-1 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HI: A-1 Principal Balance less all amounts previously distributed to Holders of Class HI: A-1 Certificates in respect of principal.

     "Class HI: A-2 Certificate" means any one of the Class HI: A-2 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HI: A-2 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HI: A-2 Principal Balance (after giving effect to the distributions of principal on the Class HI: A-2 Certificates on such Payment Date) is reduced to zero.

     "Class HI: A-2 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HI: A Distribution Amount to be distributed to the Class
HI: A-2 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class HI: A-2 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HI: A-2 Principal Balance less all amounts previously distributed to Holders of Class HI: A-2 Certificates in respect of principal.

     "Class HI: A-3 Certificate" means any one of the Class HI: A-3 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

                                     1-20

     "Class HI: A-3 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HI: A-3 Principal Balance (after giving effect to the distributions of principal on the Class HI: A-3 Certificates on such Payment Date) is reduced to zero.

     "Class HI: A-3 Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class HI: A Distribution Amount to be distributed to the Class
HI: A-3 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class HI: A-3 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HI: A-3 Principal Balance less all amounts previously distributed to Holders of Class HI: A-3 Certificates in respect of principal.

     "Class HI: B Certificates" means the Class HI: B-1 and Class HI: B-2
      ------------------------
Certificates, collectively.

     "Class HI: B Cross-over date"  means the earlier of:
      ---------------------------

     (a)  the Class HI: M-2 Cross-over date, and

     (b) the first Payment Date on or after the Payment Date occurring in October 2000 on which the fraction, expressed as a percentage, the numerator of which is the Class HI: B Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date, is equal to or greater than 14.0%.

     "Class HI: B Percentage" means 100% minus the Sub-Pool HI Senior
      ----------------------
Percentage.

     "Class HI: B Principal Balance" means, as to any Payment Date, the sum of
      -----------------------------
the Class HI: B-1 Principal Balance and the Class HI: B-2 Principal Balance.

     "Class HI: B Principal Balance Test" means, to be considered "satisfied"
      ----------------------------------
for any Payment Date, that the fraction, expressed as a percentage, the numerator of which is the Class HI: B Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date, is equal to or greater than 14.0%.

     "Class HI: B Principal Distribution Test" means, as to any Payment Date,
      ---------------------------------------
each of the Sub-Pool HI Average Sixty-Day Delinquency Ratio Test, the Sub-Pool HI Average Thirty-Day Delinquency Ratio Test, the Class HI: B Principal Balance Test, the Sub-Pool HI Cumulative Realized Losses Test and the Sub-Pool HI Current Realized Losses Test.

                                     1-21

     "Class HI: B-1 Certificate" means any one of the Class HI: B-1 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HI: B-1 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HI: B-1 Principal Balance (after giving effect to the distributions of principal on the Class HI: B-1 Certificates on such Payment Date) is reduced to zero.

     "Class HI: B-1 Distribution Amount" means, as to any Payment Date, the
     ----------------------------------
lesser of (a) the Sub-Pool HI Amount Available less the sum of the Class HI: A Distribution Amount, the Class HI: M-1 Distribution Amount and the Class HI: M-2 Distribution Amount, and (b) the Class HI: B-1 Formula Distribution Amount; provided that after the Class HI: B-1 Cross-over date the Class HI: B-1
--------
Distribution Amount shall be zero.

     "Class HI: B-1 Formula Distribution Amount" means, as to any Payment Date,
      -----------------------------------------
an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HI: B-1 Pass-Through Rate on the excess of the Class HI: B-1 Principal Balance over the Class HI: B-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, (b) any Unpaid Class HI: B-1 Interest Shortfall, and (c) if such Payment Date is on or prior to the Class HI: B-1 Cross-over date, the Class HI: B Percentage of the Sub-Pool HI Formula Principal Distribution Amount; provided, however, that on
                                                   --------  -------
the Class HI: M-2 Cross-over date, the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class HI: M-2 Formula Distribution Amount" (assuming a sufficient Sub-Pool HI Amount Available) but for the operation of the second proviso in such definition shall instead be included in clause (c) of this definition; and provided, further, that the aggregate of all amounts distributed pursuant to
--------  -------
clause (c) of this definition shall not exceed the Original Class HI: B-1 Principal Balance.

     "Class HI: B-1 Formula Interest Distribution Amount" means, as to any
      --------------------------------------------------
Payment Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class HI: B-1 Formula Distribution Amount" and (b) the Unpaid Class HI: B-1 Interest Shortfall, if any.

     "Class HI: B-1 Formula Liquidation Loss Interest Distribution Amount"
      -------------------------------------------------------------------
means, as to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HI: B-1 Pass-Through Rate on the Class
HI: B-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, and (b) the Unpaid Class HI: B-1 Liquidation Loss Interest Shortfall, if any.

                                     1-22

     "Class HI: B-1 Interest Deficiency Amount" means, as to any Payment Date,
      ----------------------------------------
the amount, if any, by which (a) the Class HI: B-1 Formula Interest Distribution Amount exceeds (b) the amount available for distribution to the Class HI: B-1 Certificateholders pursuant to Sections 8.04(b)(6)(i) and (ii) on such Payment Date.

     "Class HI: B-1 Interest Shortfall" means, as to any Payment Date, the
      --------------------------------
amount, if any, by which (a) the Class HI: B-1 Formula Interest Distribution Amount exceeds (b) the sum of (1) the amount distributed to Class HI: B-1 Certificateholders on such Payment Date pursuant to Sections 8.04(b)(6)(i) and
(ii), and (2) the amount distributed to Class HI: B-1 Certificateholders on such Payment Date pursuant to Section 8.04(c).

     "Class HI: B-1 Liquidation Loss Interest Shortfall" means, as to any
      -------------------------------------------------
Payment Date, the amount, if any, by which (a) the Class HI: B-1 Formula Liquidation Loss Interest Distribution Amount exceeds (b) the amount distributed to Class HI: B-1 Certificateholders on such Payment Date pursuant to Section 8.04(b)(8)(iii).

     "Class HI: B-1 Liquidation Loss Principal Amount" means, as to any Payment
      -----------------------------------------------
Date, the lesser of (a) the excess, if any, of the Sub-Pool HI Aggregate Liquidation Loss Principal Amount over the Class HI: B-2 Principal Balance, and
(b) the Class HI: B-1 Principal Balance.

     "Class HI: B-1 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HI: B-1 Principal Balance less all amounts previously distributed to Holders of Class HI: B-1 Certificates in respect of principal.

     "Class HI: B-2 Certificate" means any one of the Class HI: B-2 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HI: B-2 Distribution Amount" means, as to any Payment Date, the
      ---------------------------------
lesser of (a) the Class HI: B-2 Remaining Sub-Pool HI Amount Available, and (b) the Class HI: B-2 Formula Distribution Amount.

     "Class HI: B-2 Formula Distribution Amount" means, as to any Payment Date,
      -----------------------------------------
an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HI: B-2 Pass-Through Rate on the excess of the Class HI: B-2 Principal Balance over the Class HI: B-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, (b) any Unpaid Class HI: B-2 Interest Shortfall, and (c) if such Payment Date is after the Class HI: B-1 Cross-over date, the Class HI: B Percentage of the Sub-Pool HI Formula Principal Distribution Amount; provided,
                                               --------

                                     1-23
however, that on the Class HI: B-1 Cross-over date, the balance of any amounts
-------
that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class HI: B-1 Formula Distribution Amount" (assuming a sufficient Sub-Pool HI Amount Available) but for the operation of the second proviso in such definition shall instead be included in clause (c) of this definition; and provided, further, that the aggregate of all amounts distributed
                --------  -------
pursuant to clause (c) of this definition shall not exceed the Original Class
HI: B-2 Principal Balance.

     "Class HI: B-2 Formula Interest Distribution Amount" means, as to any
      --------------------------------------------------
Payment Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class HI: B-2 Formula Distribution Amount" and (b) the Unpaid Class HI: B-2 Interest Shortfall, if any.

     "Class HI: B-2 Formula Liquidation Loss Interest Distribution Amount"
      -------------------------------------------------------------------
means, as to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HI: B-2 Pass-Through Rate on the Class
HI: B-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, and (b) the Unpaid Class HI: B-2 Liquidation Loss Interest Shortfall, if any.

     "Class HI: B-2 Guaranty Fee" means, as of any Payment Date, the lesser of
      --------------------------
(a) one-twelfth of the product of 3.00% and the Pool Scheduled Principal Balance for Sub-Pool HI for the immediately preceding Payment Date (or, in the case of the October 1997 Payment Date, the Cut-Off Date), or (b) the Sub-Pool HI Amount Available less the amounts payable under Sections 8.04(b)(1)-(14).

     "Class HI: B-2 Guaranty Payment" means, as to any Payment Date, the amount,
      ------------------------------
if any, by which (a) the sum of the Class HI: B-2 Total Formula Distribution Amount and the Class HI: B-2 Liquidation Loss Principal Amount exceeds (b) the Class HI: B-2 Total Distribution Amount; provided that the Class HI: B-2 Guaranty Payment shall not exceed the amount necessary to reduce the Class HI:
B-2 Principal Balance to zero.

     "Class HI: B-2 Interest Shortfall" means, as to any Payment Date, the
      --------------------------------
amount, if any, by which (a) the Class HI: B-2 Formula Interest Distribution Amount exceeds (b) the sum of the amount distributed to Class HI: B-2 Certificateholders on such Payment Date pursuant to Sections 8.04(b)(7)(i) and
(ii) and any Class HI: B-2 Guaranty Payment.

     "Class HI: B-2 Limited Guaranty" means the limited guaranty of the Company
      ------------------------------
provided pursuant to Section 8.03(a).

     "Class HI: B-2 Liquidation Loss Interest Shortfall" means, as to any
      -------------------------------------------------
Payment Date, the amount, if any, by which the Class HI: B-2 Formula Liquidation Loss Interest Distribution Amount exceeds (a) the sum of (1) the Class HI: B-2 Total Formula

                                     1-24

Distribution Amount and (2) the Class HI: B-2 Liquidation Loss Principal Amount less (b) the sum of (1) the Class HI: B-2 Total Distribution Amount, (2) any Class HI: B-2 Guaranty Payment and (3) any Class HI: B-2 Interest Shortfall.

     "Class HI: B-2 Liquidation Loss Principal Amount" means, as to any Payment
      -----------------------------------------------
Date, the lesser of the Sub-Pool HI Aggregate Liquidation Loss Principal Amount and the Class HI: B-2 Principal Balance.

     "Class HI: B-2 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HI: B-2 Principal Balance less all amounts previously distributed to Holders of Class HI: B-2 Certificates in respect of principal.

     "Class HI: B-2 Total Formula Distribution Amount" means, as to any Payment
      -----------------------------------------------
Date, the sum of the Class HI: B-2 Formula Distribution Amount and the Class HI:
B-2 Formula Liquidation Loss Interest Distribution Amount.

     "Class HI: B-2 Total Distribution Amount" means, as to any Payment Date,
      ---------------------------------------
the sum of the Class HI: B-2 Distribution Amount and amounts distributed on such Payment Date pursuant to Section 8.04(b)(8)(iv).

     "Class HI: M Certificates" means the Class HI: M-1 and Class HI: M-2
      ------------------------
Certificates, collectively.

     "Class HI: M Principal Balance" means, as to any Payment Date, the sum of
      -----------------------------
the Class HI: M-1 Principal Balance and the Class HI: M-2 Principal Balance.

     "Class HI: M-1 Certificate" means any one of the Class HI: M-1 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HI: M-1 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HI: M-1 Principal Balance (after giving effect to the distributions of principal on the Class HI: M-2 Certificates on such Payment Date) is reduced to zero.

     "Class HI: M-1 Distribution Amount" means, as to any Payment Date, the
      ---------------------------------
lesser of (a) the Sub-Pool HI Amount Available less the Class HI: A Distribution Amount and (b) the Class HI: M-1 Formula Distribution Amount; provided that
                                                              --------
after the Class HI: M-1 Cross-over date the Class HI: M-1 Distribution Amount shall be zero.

     "Class HI: M-1 Formula Distribution Amount" means, as to any Payment Date,
      -----------------------------------------
an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HI: M-1 Pass-Through Rate on the excess of the Class HI: M-1 Principal Balance over the Class HI: M-1 Liquidation Loss Principal Amount, to be calculated immediately

                                     1-25
prior to such Payment Date, (b) any Unpaid Class HI: M-1 Interest Shortfall and
(c) if such Payment Date is after the Class HI: A-3 Cross-over date, but on or prior to the Class HI: M-1 Cross-over date, the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount; provided, however, that
                                                       --------  -------
on the Class HI: A-3 Cross-over date, the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class HI: A Formula Distribution Amount" (assuming a sufficient Sub-Pool HI Amount Available) but for the operation of the proviso in such definition shall instead be included in clause (c) of this definition; and provided,
                                                                --------
further, that the aggregate of all amounts distributed for all Payment Dates
-------
pursuant to clause (c) of this definition shall not exceed the Original Class
HI: M-1 Principal Balance.

     "Class HI: M-1 Formula Interest Distribution Amount" means, as to any
      --------------------------------------------------
Payment Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class HI: M-1 Formula Distribution Amount" and (b) the Unpaid Class HI: M-1 Interest Shortfall, if any.

     "Class HI: M-1 Formula Liquidation Loss Interest Distribution Amount"
      -------------------------------------------------------------------
means, as to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HI: M-1 Pass-Through Rate on the Class
HI: M-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, and (b) the Unpaid Class HI: M-1 Liquidation Loss Interest Shortfall, if any.

     "Class HI: M-1 Interest Deficiency Amount" means, as to any Payment Date,
      ----------------------------------------
the amount, if any, by which (a) the Class HI: M-1 Formula Interest Distribution Amount exceeds (b) the amount available for distribution to the Class HI: M-1 Certificateholders pursuant to Sections 8.04(b)(4)(i) and (ii) on such Payment Date.

     "Class HI: M-1 Interest Shortfall" means, as to any Payment Date, the
      --------------------------------
amount, if any, by which (a) the Class HI: M-1 Formula Interest Distribution Amount exceeds (b) the sum of (1) the amount distributed to Class HI: M-1 Certificateholders on such Payment Date pursuant to Sections 8.04(b)(4)(i) and
(ii), and (2) the amount distributed to Class HI: M-1 Certificateholders on such Payment Date pursuant to Section 8.04(c).

     "Class HI: M-1 Liquidation Loss Interest Shortfall" means, as to any
      -------------------------------------------------
Payment Date, the amount, if any, by which (a) the Class HI: M-1 Formula Liquidation Loss Interest Distribution Amount exceeds (b) any amount distributed to Class HI: M-1 Certificateholders on such Payment Date pursuant to Section 8.04(b)(8)(i).

     "Class HI: M-1 Liquidation Loss Principal Amount" means, as of any Payment
      -----------------------------------------------
Date, the lesser of (a) the excess, if any, of the Sub-Pool HI Aggregate Liquidation Loss Principal Amount over the aggregate of the Class HI: M-2 Principal Balance and the Class HI: B Principal Balance, and (b) the Class HI:
M-1 Principal Balance.

                                     1-26

     "Class HI: M-1 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HI: M-1 Principal Balance less all amounts previously distributed to Holders of Class HI: M-1 Certificates in respect of principal.

     "Class HI: M-2 Certificate" means any one of the Class HI: M-2 Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class HI: M-2 Cross-over date" means the Payment Date on which the Class
      -----------------------------
HI: M-2 Principal Balance (after giving effect to the distributions of principal on the Class HI: M-2 Certificates on such Payment Date) is reduced to zero.

     "Class HI: M-2 Distribution Amount" means, as to any Payment Date, the
      ---------------------------------
lesser of (a) the Sub-Pool HI Amount Available less the Class HI: A Distribution Amount and the Class HI: M-1 Distribution Amount and (b) the Class HI: M-2 Formula Distribution Amount; provided that after the Class HI: M-2 Cross-over
                             --------
date the Class HI: M-2 Distribution Amount shall be zero.

     "Class HI: M-2 Formula Distribution Amount" means, as to any Payment Date,
      -----------------------------------------
an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HI: M-2 Pass-Through Rate on the excess of the Class HI: M-2 Principal Balance over the Class HI: M-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date, (b) any Unpaid Class HI: M-2 Interest Shortfall and (c) if such Payment Date is after the Class HI: M-1 Cross-over date, but on or prior to the Class HI: M-2 Cross-over date, the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount; provided, however, that on the Class HI: M-1
                               --------  -------
Cross-over date, the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class HI: M-1 Formula Distribution Amount" (assuming a sufficient Sub-Pool HI Amount Available) but for the operation of the proviso in such definition shall instead be included in clause (c) of this definition; and provided, further, that the
                                                  --------  -------
aggregate of all amounts distributed for all Payment Dates pursuant to clause
(c) of this definition shall not exceed the Original Class HI: M-2 Principal Balance.

     "Class HI: M-2 Formula Interest Distribution Amount" means, as to any
      --------------------------------------------------
Payment Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class HI: M-2 Formula Distribution Amount" and (b) the Unpaid Class HI: M-2 Interest Shortfall, if any.

     "Class HI: M-2 Formula Liquidation Loss Interest Distribution Amount"
      -------------------------------------------------------------------
means, as to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding October 15, 1997) at the Class HI: M-2 Pass-Through Rate on the Class
HI: M-2 Liquidation Loss Principal

                                     1-27

Amount, to be calculated immediately prior to such Payment Date, and (b) the Unpaid Class HI: M-2 Liquidation Loss Interest Shortfall, if any.

     "Class HI: M-2 Interest Deficiency Amount" means, as to any Payment Date,
      ----------------------------------------
the amount, if any, by which (a) the Class HI: M-2 Formula Interest Distribution Amount exceeds (b) the amount available for distribution to the Class HI: M-2 Certificateholders pursuant to Sections 8.04(b)(5)(i) and (ii) on such Payment Date.

     "Class HI: M-2 Interest Shortfall" means, as to any Payment Date, the
      --------------------------------
amount, if any, by which (a) the Class HI: M-2 Formula Interest Distribution Amount, exceeds (b) the sum of (1) the amount distributed to Class HI: M-2 Certificateholders on such Payment Date pursuant to Sections 8.04(b)(5)(i) and
(ii), and (2) the amount distributed to Class HI: M-2 Certificateholders on such Payment Date pursuant to Section 8.04(c).

     "Class HI: M-2 Liquidation Loss Interest Shortfall" means, as to any
      -------------------------------------------------
Payment Date, the amount, if any, by which the Class HI: M-2 Formula Liquidation Loss Interest Distribution Amount exceeds any amount distributed to Class HI: M-2 Certificateholders on such Payment Date pursuant to Section 8.04(b)(8)(iv).

     "Class HI: M-2 Liquidation Loss Principal Amount" means the lesser of (a)
      -----------------------------------------------
the excess, if any, of the Sub-Pool HI Aggregate Liquidation Loss Principal Amount over the Class HI: B Principal Balance, and (b) the Class HI: M-2 Principal Balance.

     "Class HI: M-2 Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class HI: M-2 Principal Balance less all amounts previously distributed to Holders of Class HI: M-2 Certificates in respect of principal.

     "Class Principal Balance" means any of the Class HI: A-1, Class HI: A-2,
      -----------------------
Class HI: A-3, Class HI: M-1, Class HI: M-2, Class HI: B-1, Class HI: B-2, Class
HE: A-1 ARM, Class HE: A-1, Class HE: A-2, Class HE: A-3, Class HE: A-4, Class
HE: A-5, Class HE: A-6, Class HE: A-7, Class HE: M-1, Class HE: M-2, Class HE:
B-1 or Class HE: B-2 Principal Balances.

     "Closing Date" means September 16, 1997.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Computer Tape" means the computer tape generated by the Company which
      -------------
provides information relating to the Contracts and which was used by the Company in selecting the Contracts, and includes the master file and the history file.

     "Contract File" means, as to each Contract, (a) the original copy of the
      -------------
Contract which is comprised of the related contract and/or promissory note, (b) the original or a copy of the mortgage, deed of trust or security deed or similar evidence of a lien on the related improved property and evidence of due recording of such mortgage, deed of trust

                                     1-28
or security deed, if available, (c) if such Contract was originated by a contractor or lender other than the Company, the original or a copy of an assignment of the mortgage, deed of trust or security deed by the contractor or lender to the Company and (d) a sale control document.

     "Contract Interest Rate" means, as to any Contract, the annual rate of
      ----------------------
interest specified in the Contract.

     "Contracts" means, collectively, the Home Improvement Contracts and the
      ---------
Home Equity Contracts.

     "Corporate Trust Office" means the office of the Trustee at which at any
      ----------------------
particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 12.09.

     "Counsel for the Company" means Briggs and Morgan, Professional
      -----------------------
Association, or other legal counsel for the Company.

     "Custodian" means at any time an Eligible Institution, or a financial
      ---------
institution organized under the laws of the United States or any State, which is not an Affiliate of the Company, which is subject to supervision and examination by Federal or State authorities and whose commercial paper or unsecured long-term debt (or, in the case of a member of a bank holding company system, the commercial paper or unsecured long-term debt of such bank holding company) has been rated A-1 by S&P and F-1 by Fitch in the case of commercial paper, or BBB+ or higher by both S&P and Fitch in the case of unsecured long-term debt, as is acting at such time as Custodian of the Contract Files pursuant to Section 4.01.

     "Cut-off Date" means July 31, 1997 (or the date of origination of an
      ------------
Additional Contract, if later).

     "Cut-off Date Pool Principal Balance"  means, with respect to all Contracts
      -----------------------------------
or the Contracts comprising a given Sub-Pool, the aggregate of the Cut-off Date Principal Balances of all Contracts or the Contracts comprising such Sub-Pool, as the case may be.

     "Cut-off Date Principal Balance" means, (i) as to any Home Improvement
      ------------------------------
Contract, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due prior thereto, and (ii) as to any Home Equity Contract, the unpaid principal balance thereof at the Cut-off Date, or Subsequent Cut-off Date if a Subsequent Home Equity Contract, after giving effect to all installments of principal due prior thereto.

     "Defaulted Contract" means a Contract with respect to which the Servicer
      ------------------
commenced foreclosure proceedings, made a sale of such Contract to a third party for

                                     1-29
foreclosure or enforcement, or, in the case of an FHA-Insured Contract, submitted a claim to FHA, or as to which there was a Delinquent Payment 180 or more days past due.

     "Definitive Certificates" has the meaning assigned in Section 9.02(e).
      -----------------------

     "Delinquent Payment" means, as to any Contract, with respect to any Due
      ------------------
Period, any payment or portion of a payment that was originally scheduled to be made during such Due Period under such Contract (after giving effect to any reduction in the principal amount deemed owed on such Contract by the Obligor, as described in Section 6.01(a)(ii)) and was not received or applied during such Due Period and deposited in the Certificate Account, whether or not any payment extension has been granted by the Servicer; provided, however, that with respect
                                            -----------------
to any Liquidated Contract, the payment scheduled to be made in the Due Period in which such Contract became a Liquidated Contract shall not be deemed a Delinquent Payment.

     "Depository" means the initial Depository, The Depository Trust Company,
      ----------
the nominee of which is Cede & Co., as the registered Holder of (i) one Class
HI: A-1 Certificate evidencing $49,500,000 in Original Class HI: A-1 Principal Balance, (ii) one Class HI: A-2 Certificate evidencing $33,000,000 in Original Class HI: A-2 Principal Balance, (iii) one Class HI: A-3 Certificate evidencing $37,500,000 in Original Class HI: A-3 Principal Balance, (iv) one Class HI: M-1 Certificate evidencing $12,000,000 Original Class HI: M-1 Principal Balance, (v) one Class HI: M-2 Certificate evidencing $7,500,000 in Original Class HI: M-2 Principal Balance, (vi) one Class HI: B-1 Certificate evidencing $7,125,000 in Original Class HI: B-1 Principal Balance, (vii) one Class HI: B-2 Certificate evidencing $3,375,000 in Original Class HI: B-2 Principal Balance, (viii) one Class HE: A-1 ARM Certificate evidencing $60,000,000 in Original HE: A-1 ARM Principal Balance; (ix) one Class HE: A-1 Certificate evidencing $70,000,000 in Original Class HE: A-1 Principal Balance, (x) one Class HE: A-2 Certificate evidencing $42,000,000 in Original Class HE: A-2 Principal Balance, (xi) one Class HE: A-3 Certificate evidencing $162,000,000 in Original Class HE: A-3 Principal Balance, (xii) one Class HE: A-4 Certificate evidencing $41,000,000 in Original Class HE: A-4 Principal Balance, (xiii) one Class HE: A-5 Certificate evidencing $69,000,000 in Original Class HE: A-5 Principal Balance, (xiv) one Class HE: A-6 Certificate evidencing $41,000,000 in Original Class HE: A-6 Principal Balance, (xv) one Class HE: A-7 Certificate evidencing $29,500,000 in Original Class HE: A-7 Principal Balance, (xvi) one Class HE: A-8 IO Certificate evidencing an Original Notional Amount of $29,500,000; (xvii) one Class HE: M-1 Certificate evidencing $34,500,000 in Original Class HE: M-1 Principal Balance, (xviii) one Class HE: M-2 Certificate evidencing $24,000,000 in Original Class
HE: M-2 Principal Balance, (xix) one Class HE: B-1 Certificate evidencing $18,900,000 in Original Class HE: B-1 Principal Balance, and (xx) one Class HE:
B-2 Certificate evidencing $8,100,000 in Original Class HE: B-2 Principal Balance and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

                                     1-30

     "Depository Participant" means a broker, dealer, bank or other financial
      ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date" means the second Business Day preceding each Payment
      ------------------
Date during the term of this Agreement.

     "Due Period" means a calendar month during the term of this Agreement,
      ----------
except that, for all Contracts other than Subsequent Home Equity Contracts, the Due Period "prior to" or "immediately preceding" the first Payment Date means July 1997 and August 1997.

     "Electronic Ledger" means the electronic master record of conditional sales
      -----------------
contracts and promissory notes of the Company.

     "Eligible Account"  means, at any time, an account which is any of the
      ----------------
following: (i) an account maintained with an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or
(iv) an account that will not cause S&P or Fitch to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by S&P and Fitch.

     "Eligible Institution" means any depository institution (which may be the
      --------------------
Trustee or an Affiliate of the Trustee) organized under the laws of the United States or any State, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation, which is subject to supervision and examination by Federal or State authorities and whose short-term deposits have been rated A-1 by S&P and F-1 by Fitch (if rated by Fitch) or whose unsecured long-term debt has been rated in one of the two highest rating categories by both S&P and Fitch (if rated by Fitch).

     "Eligible Investments" has the meaning assigned in Section 5.05(b).
      --------------------

     "Eligible Servicer" means the Trustee or a Person qualified to act as
      -----------------
servicer of the Contracts under applicable Federal and State laws and regulations, which is a Title I approved lender under FHA regulations and which services not less than an aggregate of $100,000,000 in outstanding principal amount of FHA-insured home improvement contracts and promissory notes, manufactured housing conditional sales contracts and installment loan agreements and home equity loans.

     "Eligible Substitute Contract" means, as to any Replaced Contract for which
      ----------------------------
such Eligible Substitute Contract is being substituted pursuant to Section 3.05(b), a Contract

                                     1-31
that (a) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be determined as of the date of its substitution rather than as of the Cut-off Date, Subsequent Cut-off Date or the Closing Date) in Section 3.02 and does not cause any of the representations and warranties in
Section 3.03, after giving effect to such substitution, to be incorrect, (b) after giving effect to the scheduled payment due in the month of such substitution, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of such Replaced Contract, (c) has a Contract Interest Rate that is at least equal to the Contract Interest Rate of such Replaced Contract, (d) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract, and (e) if an Adjustable Rate Home Equity Contract, bears interest at a Contract Interest Rate that (i) is subject to adjustment based on the same index as the Replaced Contract, (ii) is calculated by adding a specified percentage amount (the "gross margin") to the index that is no less than the gross margin on the Replaced Contract, and (iii) is subject to a minimum rate of interest no less than the minimum rate of interest on the Replaced Contract and a maximum rate of interest no more than 1.0% greater than the rate of interest on the Replaced Contract.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Errors and Omissions Protection Policy" means the employee errors and
      --------------------------------------
omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, all as such policy relates to Contracts comprising a portion of the corpus of the Trust.

     "Event of Termination" has the meaning assigned in Section 7.01.
      --------------------

     "Excess Proceeds" means $0.00 with respect to Sub-Pool HE and, with respect
      ---------------
to Sub-Pool HI, the amount on deposit in the Excess Proceeds Account as of the close of business on October 13, 1997.

     "Excess Proceeds Account" means the account established and maintained
      -----------------------
pursuant to Section 8.08.

     "Excess Proceeds Deposit" means $0.00 with respect to Sub-Pool HE and
      -----------------------
$6,345,466.25 with respect to Sub-Pool HI.

     "Expense Adjusted Mortgage Rate" means, with respect to any Adjustable Rate
      ------------------------------
Home Equity Contract, the then applicable mortgage rate thereon, minus the Expense Fee Rate.

     "Expense Fee Rate" means .75%.
      ----------------

                                     1-32

     "FHA" means the Federal Housing Administration, or any successor thereto.
      ---

     "FHA Insurance" means the credit insurance provided by FHA pursuant to
      -------------
Title I of the National Housing Act, as evidenced by the Company's Contract of Insurance.

     "FHA-Insured Contracts" means those Home Improvement Contracts that have
      ---------------------
been or are being reported to FHA as eligible for FHA Insurance, a list of which is attached to this Agreement as Exhibit P.

     "FHA Regulations" means the regulations promulgated by HUD relating to
      ---------------
Title I home improvement loans, currently found at 24 C.F.R. (S)201.

     "Fidelity Bond" means the fidelity bond maintained by the Servicer or any
      -------------
similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Contracts comprising a portion of the corpus of the Trust.

     "Final Payment Date" means the Payment Date on which the final distribution
      ------------------
in respect of Certificates will be made pursuant to Section 12.04.

     "Fitch" means Fitch Investors Service, L.P., or any successor thereto;
      -----
provided that, if Fitch no longer has a rating outstanding on any Class of the
--------
Certificates, then references herein to "Fitch" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Fitch shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Fixed Rate Home Equity Contract" means each closed-end home equity loan
      -------------------------------
identified as such in the List of Contracts, which Home Equity Contract is to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments due pursuant thereto after the Cut-off Date, or Subsequent Cut-off Date with respect to a Subsequent Home Equity Contract.

     "GNMA" means the Government National Mortgage Association, or any successor
      ----
thereto.

     "Home Equity Contract" means each Fixed Rate Home Equity Contract or
      --------------------
Adjustable Rate Home Equity Contract.

     "Home Improvement Contract" means each home improvement contract and
      -------------------------
promissory note described in the List of Contracts, which Home Improvement Contract is to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments due pursuant thereto after the Cut-off Date.

                                     1-33

     "HUD" means the United States Department of Housing and Urban Development,
      ---
or any successor thereto.

     "Independent" means, when used with respect to any specified Person, any
      -----------
Person who (i) is in fact independent of the Company and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or the Servicer or in an Affiliate of either, and (iii) is not connected with the Company or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such opinion or certificate shall state that the signatory has read this definition and is Independent within the meaning set forth herein.

     "Initial Contract" means a Home Equity Contract or Home Improvement
      ----------------
Contract originated on or prior to July 31, 1997 and identified as such on the List of Contracts attached hereto.

     "Interest Reset Period" means, with respect to any Payment Date, the period
      ---------------------
from and including the prior Payment Date (or, with respect to the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

     "LIBOR" means, with respect to any Interest Reset Period, the offered rate,
      -----
as established by the Calculation Agent, for United States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Reset Period. If on any LIBOR Determination Date the offered rate does not appear on Telerate Page 3750, the Calculation Agent will request each of the reference banks (which shall be major banks that are engaged in transactions in the London interbank market selected by the Calculation Agent) to provide the Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If on such date fewer than two of the reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in The City of New York selected by the Calculation Agent are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR for such date will be LIBOR applicable to the Interest Reset Period immediately preceding such Interest Reset Period; and provided further, that if the result of the foregoing
                           ----------------
would be for three consecutive Payment Dates to base LIBOR on the rate applicable in the immediately preceding Interest Reset Period, for such third

                                     1-34
consecutive Payment Date the Calculation Agent shall instead select an alternative comparable index (over which the Calculation Agent has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     "LIBOR Business Day" as used herein means a day that is both a Business Day
      ------------------
and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

     "LIBOR Determination Date" means the second LIBOR Business Day prior to the
      ------------------------
first day of the related Interest Reset Period.

     "Liquidated Contract" means with respect to any Due Period, either
      -------------------

          (1) a Defaulted Contract as to which (a) the Servicer has received from the Obligor, or a third party purchaser of the Contract, all amounts which the Servicer reasonably and in good faith expects to recover from or on account of such Contract, or (b) in the case of an FHA-Insured Contract, either (i) FHA has paid the claim or (ii) the Servicer has determined in good faith that FHA will not pay the claim, or

          (2) a Contract (a) upon which all or a portion of the first payment of interest due by the Obligor was added to principal, and (b) on which the Obligor failed to pay the full amount of principal due on the Contract, as computed by the Servicer;

provided, however, that any Contract which the Company is obligated to
-----------------
repurchase pursuant to Section 3.05, and did so repurchase or substitute therefor an Eligible Substitute Contract in accordance with Section 3.05, shall be deemed not to be a Liquidated Contract; and provided further, that with
                                               ----------------
respect to Due Periods beginning on or after September 1, 2022 (in the case of a Home Improvement Contract) or August 1, 2028 (in the case of a Home Equity Contract), a Liquidated Contract also means any Contract as to which the Servicer has commenced foreclosure proceedings, made a sale of the Contract to a third party for foreclosure or enforcement, or, in the case of an FHA-Insured Contract, submitted a claim to FHA.

     "Liquidation Expenses" means out-of-pocket expenses (exclusive of any
      --------------------
overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Contract, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for property taxes, property preservation or restoration of the property to marketable condition.

     "Liquidation Proceeds" means cash (including insurance proceeds) received
      --------------------
in connection with the liquidation of defaulted Contracts, whether through repossession, foreclosure sale or otherwise.

                                     1-35

     "List of Contracts" means the lists identifying each Contract constituting
      -----------------
part of the Trust Fund and attached either to this Agreement as Exhibit O-1, O-2, or O-3 or to a Subsequent Transfer Instrument as Exhibit A or B, as such lists may be amended from time to time pursuant to Section 3.05(b) to add Eligible Substitute Contracts and delete Replaced Contracts. Each List of Contracts shall set forth as to each Contract identified on it (i) the Cut-off Date Principal Balance, (ii) the amount of monthly payments due from the Obligor, (iii) the Contract Interest Rate and (iv) the maturity date.

     "Master REMIC" means the segregated pool of assets consisting of the
      ------------
Subsidiary REMIC Regular Interests, with respect to which a separate REMIC election is to be made.

     "Monthly Report" has the meaning assigned in Section 6.01.
      --------------

     "Monthly Servicing Fee" means, as of any Payment Date, (1) with respect to
      ---------------------
the Home Improvement Contracts, one-twelfth of the product of .75% and the Pool Scheduled Principal Balance of Sub-Pool HI with respect to the preceding Payment Date (or, in the case of the first Payment Date, the Cut-Off Date), and (2) with respect to the Home Equity Contracts, one-twelfth of the product of .75% and the sum of the Pool Scheduled Principal Balance of Sub-Pool HE with respect to the preceding Payment Date (or, in the case of the first Payment Date, the Cut-Off
Date), and the Pre-Funded Amount as of the preceding Payment Date (or, in the case of the first Payment Date, the Closing Date).

     "Net Liquidation Loss" means, as to a Liquidated Contract, the difference
      --------------------
between (a) the Repurchase Price of such Contract, and (b) the Net Liquidation Proceeds with respect to such Liquidated Contract, where such difference is a positive number.

     "Net Liquidation Proceeds" means, as to a Liquidated Contract, the proceeds
      ------------------------
received, or, for Contracts which become Liquidated Contracts pursuant to the last proviso in the definition of "Liquidated Contract," the estimated proceeds to be received, as of the last day of the Due Period in which such Contract became a Liquidated Contract, from the Obligor, from a third party purchaser of the Contract, under FHA Insurance, under insurance other than FHA insurance, or otherwise, net of Liquidation Expenses.

     "NRSRO" means any nationally recognized statistical rating organization.
      -----

     "Obligor" means the person who owes payments under a Contract.
      -------

     "Officer's Certificate" means a certificate signed by the Chairman of the
      ---------------------
Board, President or any Vice President of the Company and delivered to the Trustee.

                                     1-36

     "Opinion of Counsel" means a written opinion of counsel, who may, except as
      ------------------
expressly provided herein, be salaried counsel for the Company or the Servicer, as applicable, acceptable to the Trustee and the Company.

     "Original Class Principal Balance" means as to each Class of Certificates,
      --------------------------------
the amount set forth with respect to such Class in Section 2.05(b).

     "Original Principal Balance" means as to each Subsidiary REMIC Regular
      --------------------------
Interest, the amount set forth with respect to such interest in Section 2.05(c).

     "Original Series 1997-D Certificate Principal Balance" means $750,000,000.
      ----------------------------------------------------

     "Original Sub-Pool HE Certificate Principal Balance" means $600,000,000.
      --------------------------------------------------

     "Original Sub-Pool HI Certificate Principal Balance" means $150,000,000.
      --------------------------------------------------

     "Partial Principal Prepayment" means (a) any Principal Prepayment other
      ----------------------------
than a Principal Prepayment in Full and (b) any cash amount deposited in the Certificate Account pursuant to the proviso in Section 3.05(a) or pursuant to
Section 3.05(b).

     "Pass-Through Margin" means .22% per annum on each Payment Date on which
      -------------------
the Pool Scheduled Principal Balance of all Contracts is 10% or more of the sum of the Cut-off Date Pool Principal Balance of all Contracts plus the Original Pre-Funded Amount, and .44% per annum on each Payment Date on which the Pool Scheduled Principal Balance of all Contracts is less than 10% of such sum.

     "Pass-Through Rate" means (i) with respect to each Class of Certificates,
      -----------------
the rate set forth for such Class in Section 2.05(b) and (ii) with respect to each Subsidiary REMIC Regular Interest, the rate set forth for such interest in
Section 2.05(c). The Pass-Through Rate for the Class HE:A-1 ARM Certificates and Subsidiary REMIC Regular Interest HE:A-1 ARM shall be computed on the basis of actual days elapsed in a year of 360 days. The Pass-Through Rate for each other Class of Certificates and each other Subsidiary REMIC Regular Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

     "Paying Agent" has the meaning assigned in Section 8.01(c).
      ------------

     "Payment Date" means the fifteenth day of each calendar month during the
      ------------
term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing October 15, 1997.

     "Percentage Interest" means, as to any Certificate or the Class C
      -------------------
Certificates, the percentage interest evidenced thereby in distributions made on the related Class, such percentage interest being equal to: (i) as to any Certificate, the percentage (carried to eight places) obtained from dividing the denomination of such Certificate by the Original

                                     1-37

Principal Balance of the related Class or, in the case of a Class HE:A8 IO Certificate, by the Original Notional Amount, and (ii) as to any Class C Certificate, the percentage specified on the face of such Certificate. The aggregate Percentage Interests for each Class of Certificates, the Class C Master Certificates and Class C Subsidiary Certificates shall equal 100%, respectively.

     "Permitted Transferee" means, in the case of a transfer of the Class C
      --------------------
Certificates, a Person that is not a Plan or a Disqualified Organization, except as permitted by Sections 9.02(b)(2) and (3), respectively.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Plan" has the meaning assigned in Section 9.02(b)(2).
      ----

     "Pool Scheduled Principal Balance" means, with respect to all Contracts or
      --------------------------------
the Contracts comprising a given Sub-Pool, as of any Payment Date, the aggregate Scheduled Principal Balance of all Contracts or the Contracts comprising such Sub-Pool, as the case may be, that were outstanding during the immediately preceding Due Period.

     "Post-Funding Payment Date" means the Payment Date on, or the first Payment
      -------------------------
Date after, the last day of the Pre-Funding Period.

     "Pre-Funded Amount" means with respect to any date of determination, the
      -----------------
sum of the Pre-Funded ARM Amount and the Pre-Funded Fixed Rate Amount.

     "Pre-Funded ARM Amount" means with respect to any date of determination,
      ---------------------
the sum of (i) the amount then on deposit in the Pre-Funding ARM Subaccount, after giving effect to any sale of Subsequent Adjustable Rate Home Equity Contracts to the Trust on such date, and (ii) the amount then on deposit in the Undelivered ARM Contract Subaccount, after giving effect to any release of funds to the Company on that date pursuant to Section 8.09(c).

     "Pre-Funded Fixed Rate Amount" means with respect to any date of
      ----------------------------
determination, the sum of (i) the amount then on deposit in the Pre-Funding Fixed Rate Subaccount, after giving effect to any sale of Subsequent Fixed Rate Home Equity Contracts to the Trust on such date, and (ii) the amount then on deposit in the Undelivered Fixed Rate Contract Subaccount, after giving effect to any release of funds to the Company on that date pursuant to Section 8.09(c).

     "Pre-Funding ARM Subaccount" means the account so designated and
      --------------------------
established and maintained pursuant to Section 8.09.

                                     1-38

     "Pre-Funding Fixed Rate Subaccount" means the account so designated and
      ---------------------------------
established and maintained pursuant to Section 8.09.

     "Pre-Funding Period" means the period beginning on the Closing Date and
      ------------------
ending on the earliest of (a) the date on which the amount on deposit in the Sub-Pool HE Pre-Funding Account is less than $10,000.00 or (b) the close of business on the date which is 90 days after the Closing Date or (c) the date on which an Event of Termination occurs.

     "Principal Prepayment" means a payment or other recovery of principal on a
      --------------------
Contract (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and applied upon receipt (or, in the case of a partial prepayment, upon the next scheduled payment date on such Contract) to reduce the outstanding principal amount due on such Contract prior to the date or dates on which such principal amount is due.

     "Principal Prepayment in Full" means any Principal Prepayment of the entire
      ----------------------------
principal balance of a Contract.

     "Record Date" means, with respect to any Payment Date, the Business Day
      -----------
immediately preceding such Payment Date.

     "REMIC" means a "real estate mortgage investment conduit" as defined in
      -----
Section 860D of the Code.

     "REMIC Provisions" means the provisions of the federal income tax law
      ----------------
relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and any temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     "Replaced Contract" has the meaning assigned in Section 3.05(b).
      -----------------

     "Repurchase Price" means, with respect to a Contract to be repurchased
      ----------------
pursuant to Section 3.05 or which becomes a Liquidated Contract, an amount equal to (a) the remaining principal amount outstanding on such Contract (without giving effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Contract pursuant to Section 8.02), plus (b) interest at the Weighted Average Pass-Through Rate on such Contract from the end of the Due Period with respect to which the Obligor last made a scheduled payment (without giving effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Contract pursuant to Section 8.02) through the date of such repurchase or liquidation.

     "Responsible Officer" means, with respect to the Trustee, the chairman and
      -------------------
any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice

                                     1-39
president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies,
      ---
Inc., or any successor thereto; provided that, if S&P no longer has a rating
                                --------
outstanding on any Class of the Certificates, then references herein to "S&P" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of S&P shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Scheduled Principal Balance"  means, with respect to any Contract and any
      ---------------------------
Payment Date, the Cut-off Date or any Subsequent Cut-off Date, the principal balance of such Contract as of the due date in the Due Period immediately preceding such Payment Date, Cut-off Date or Subsequent Cut-off Date, as the case may be, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and to the payment of principal due on such due date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor. If for any Contract the Cut-off Date is the date of origination of the Contract, its Scheduled Principal Balance as of the Cut-off Date is the principal balance of the Contract on its date of origination.

     "Service Transfer" has the meaning assigned in Section 7.02.
      ----------------

     "Servicer" means the Company until any Service Transfer hereunder and
      --------
thereafter means the new servicer appointed pursuant to Article VII.

     "Servicing Officer" means any officer of the Servicer involved in, or
      -----------------
responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Company, as the same may be amended from time to time.

     "Step-up Rate Contract" means any Fixed Rate Home Equity Contract bearing
      ---------------------
interest during an initial period or periods at a fixed rate or fixed rates that are lower than the fixed rate borne thereafter.

                                     1-40

     "Sub-Pool" means Sub-Pool HI or Sub-Pool HE.
      --------

     "Sub-Pool HE" means the sub-pool comprised of the Home Equity Contracts.
      -----------

     "Sub-Pool HE Aggregate Liquidation Loss Principal Amount" means, as of any
      -------------------------------------------------------
Payment Date, the excess, if any, of (a) the Sub-Pool HE Certificate Principal Balance as of the preceding Payment Date (after giving effect to distributions of principal thereon) over (b) the sum of the Pool Scheduled Principal Balance of Sub-Pool HE (excluding the Undelivered Contracts) plus the Pre-Funded Amount as of such preceding Payment Date.

     "Sub-Pool HE Amount Available" means, as to any Payment Date, an amount
      ----------------------------
equal to: (a) the sum of (1) the amount on deposit in the Certificate Account in respect of the Home Equity Contracts as of the close of business on the last day of the preceding Due Period and (2) that portion of the Sub-Pool HI Amount Available (determined without regard to clause (a)(2) of the definition thereof) remaining after payment of the amounts provided for in clauses (1) through (8) of Section 8.04(b) and (3) any Sub-Pool HE Excess Proceeds deposited in the Certificate Account pursuant to Section 8.08 and (4) any amount withdrawn from the Sub-Pool HE Pre-Funding Account pursuant to Section 8.09 and deposited in the Certificate Account, reduced by (b) the sum as of the close of business on the Business Day preceding such Payment Date of (1) the Amount Held for Future Distribution in respect of the Home Equity Contracts, (2) amounts permitted to be withdrawn by the Trustee from the Certificate Account in respect of the Home Equity Contracts pursuant to clauses (ii) through (v) of Section 8.04(a), and
(3) the amount, if any, withdrawn by the Trustee from the Certificate Account pursuant to Section 8.04(e) with respect to the immediately preceding Payment Date.

     "Sub-Pool HE Average Sixty-Day Delinquency Ratio Test" means, to be
      ----------------------------------------------------
considered "satisfied" for any Payment Date, that the arithmetic average of the Sub-Pool HE Sixty-Day Delinquency Ratios for such Payment Date and for the two immediately preceding Payment Dates is less than or equal to 6%.

     "Sub-Pool HE Average Thirty-Day Delinquency Ratio Test" means, to be
      -----------------------------------------------------
considered "satisfied" for any Payment Date, that the arithmetic average of the Sub-Pool HE Thirty-Day Delinquency Ratios for such Payment Date and for the two immediately preceding Payment Dates is less than or equal to 12%.

     "Sub-Pool HE Certificate" means a Certificate for Home Improvement and Home
      -----------------------
Equity Loans, Series 1997-D, Class HE: A-1 ARM, Class HE: A-1, Class HE: A-2, Class HE: A-3, Class HE: A-4, Class HE: A-5, Class HE: A-6, Class HE: A-6, Class
HE: A-7, Class HE: A-8 IO, Class HE: M-1, Class HE: M-2, Class HE: B-1 or Class
HE: B-2,

                                     1-41
executed and delivered by the Trustee substantially in the form of Exhibit D-1, D-2, E or F, as applicable, but does not include the Class C Certificates.

     "Sub-Pool HE Certificate Principal Balance" means the sum of the Class HE:
      -----------------------------------------
A-1 ARM, Class HE: A-1, Class HE: A-2, Class HE: A-3, Class HE: A-4, Class HE:
A-5, Class HE: A-6, Class HE: A-7, Class HE: M-1, Class HE: M-2, Class HE: B-1 and Class HE: B-2 Principal Balances.

     "Sub-Pool HE Cumulative Realized Loss Ratio" means, for any Payment Date, a
      ------------------------------------------
fraction, expressed as a percentage, the numerator of which is the Sub-Pool HE Cumulative Realized Losses for that Payment Date, and the denominator of which is the Cut-Off Date Pool Principal Balance of Sub-Pool HE.

     "Sub-Pool HE Cumulative Realized Losses" means, as to any Payment Date, the
      --------------------------------------
sum of the Sub-Pool HE Realized Losses for that Payment Date and each preceding Payment Date since the Cut-off Date.

     "Sub-Pool HE Cumulative Realized Losses Test" means, to be considered
      -------------------------------------------
"satisfied" for any Payment Date, that the Sub-Pool HE Cumulative Realized Loss Ratio as of such Payment Date is less than or equal to 7.5%.

     "Sub-Pool HE Current Realized Loss Ratio" means, as to any Payment Date, a
      ---------------------------------------
fraction, expressed as a percentage, the numerator of which is the aggregate Sub-Pool HE Realized Losses for such Payment Date and each of the two immediately preceding Payment Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balance of Sub-Pool HE as of the third preceding Payment Date and the Pool Scheduled Principal Balance of Sub-Pool HE as of such Payment Date.

     "Sub-Pool HE Current Realized Losses Test" means, to be considered
      ----------------------------------------
"satisfied" for any Payment Date, that the Sub-Pool HE Current Realized Loss Ratio for such Payment Date is less than or equal to 2%.

     "Sub-Pool HE Formula Principal Distribution Amount" means, as to any
      -------------------------------------------------
Payment Date, the sum of:

          (a) all scheduled payments of principal due on each outstanding Home Equity Contract during the prior Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

                                     1-42

          (b) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the prior Due Period with respect to the Home Equity Contracts; plus

          (c) the aggregate Scheduled Principal Balance of all Home Equity Contracts that became Liquidated Contracts during the prior Due Period; plus

          (d) the aggregate Scheduled Principal Balance of all Home Equity Contracts repurchased, and all amounts deposited in lieu of the repurchase of any Home Equity Contract, during the prior Due Period pursuant to
     Section 3.05(a) or, in the event of a substitution of a Home Equity Contract in accordance with Section 3.05(b), any amount required to be deposited by the Company in the Certificate Account during the prior Due Period pursuant to Section 3.05(b)(vi); plus

          (e) any amount described in clauses (a) through (d) above that was not previously distributed because of an insufficient amount of funds available in the Certificate Account if (1) the Payment Date occurs on or after the Payment Date on which the Class HE: B-2 Principal Balance has been reduced to zero, or (2) such amount was not covered by a Class HE: B-2 Guaranty Payment and corresponding reduction in the Class HE: B-2 Principal Balance; plus

          (f) on the First Payment Date, the Excess Proceeds with respect to the Fixed Rate Home Equity Contracts and on the Payment Date on or after the last day of the Pre-Funding Period, the Pre-Funded Fixed Rate Amount; minus

          (g)  the Class HE: A-1 ARM Formula Principal Distribution Amount.

     "Sub-Pool HE Pool Factor" means, at any time, the percentage derived from a
      -----------------------
fraction, the numerator of which is the Sub-Pool HE Certificate Principal Balance at such time and the denominator of which is the Original Sub-Pool HE Certificate Principal Balance.

     "Sub-Pool HE Pre-Funding Account" means the account established and
      -------------------------------
maintained pursuant to Section 8.09 as defined therein.

     "Sub-Pool HE Realized Losses" means, as to any Payment Date, the aggregate
      ---------------------------
Net Liquidation Losses for all Home Equity Contracts that became Liquidated Contracts during the immediately preceding Due Period.

     "Sub-Pool HE Senior Percentage" means, with respect to the Sub-Pool HE
      -----------------------------
Certificates:

                                     1-43

               (a) as to any Payment Date prior to the Class HE: B Cross-over date, 100%;

               (b) as to any Payment Date on or after the Class HE: B Cross-over date but on or prior to the Class HE: M-2 Cross-over date, and on which any Class HE: B Principal Distribution Test is not satisfied, 100%;

               (c) as to any Payment Date on or after the Class HE: B Cross-over date but on or prior to the Class HE: M-2 Cross-over date, and on which each Class HE: B Principal Distribution Test is satisfied, a fraction, expressed as a percentage, the numerator of which is the sum of the Class HE: A Principal Balance (excluding the Class HE: A-1 ARM Principal Balance), and the Class HE: M Principal Balance as of such Payment Date, and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date less the Scheduled Principal Balance of the Adjustable Rate Home Equity Contracts as of the immediately preceding Payment Date; and

               (d) as to any Payment Date after the Class HE: M-2 Cross-over date, 0%.

     "Sub-Pool HE Sixty-Day Delinquency Ratio" means, as to any Payment Date, a
      ---------------------------------------
fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Home Equity Contracts that were delinquent 60 days or more as of the end of the prior Due Period (including Home Equity Contracts in respect of which the related real estate has been foreclosed upon but is still in inventory), and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HE as of such Payment Date.

     "Sub-Pool HE Thirty-Day Delinquency Ratio" means, as to any Payment Date, a
      ----------------------------------------
fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Home Equity Contracts that were delinquent 30 days or more as of the end of the prior Due Period (including Home Equity Contracts in respect of which the related real estate has been foreclosed upon but is still in inventory), and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HE as of such Payment Date.

     "Sub-Pool HI" means the sub-pool comprised of the Home Improvement
      -----------
Contracts.

     "Sub-Pool HI Aggregate Liquidation Loss Principal Amount" means, as of any
      -------------------------------------------------------
Payment Date, the excess, if any, of (a) the Sub-Pool HI Certificate Principal Balance as

                                     1-44
of the preceding Payment Date (after giving effect to distributions of principal thereon) over (b) the Pool Scheduled Principal Balance of Sub-Pool HI for such preceding Payment Date.

     "Sub-Pool HI Amount Available" means, as to any Payment Date, an amount
      ----------------------------
equal to: (a) the sum of (1) the amount on deposit in the Certificate Account in respect of the Home Improvement Contracts as of the close of business on the last day of the preceding Due Period, (2) that portion of the Sub-Pool HE Amount Available (determined without regard to clause (a)(2) of the definition thereof) remaining after payment of the amounts provided for in clauses (1) through (8) of Section 8.04(d), and (3) on the first Payment Date, any Sub-Pool HI Excess Proceeds deposited in the Certificate Account pursuant to Section 8.08, reduced by (b) the sum as of the close of business on the Business Day preceding such Payment Date of (1) the Amount Held for Future Distribution in respect of the Home Improvement Contracts, (2) amounts permitted to be withdrawn by the Trustee from the Certificate Account in respect of the Home Improvement Contracts pursuant to clauses (ii) through (v) of Section 8.04(a), and (3) the amount, if any, withdrawn by the Trustee from the Certificate Account pursuant to Section 8.04(c) with respect to the immediately preceding Payment Date.

     "Sub-Pool HI Average Sixty-Day Delinquency Ratio Test" means, to be
      ----------------------------------------------------
considered "satisfied" for any Payment Date, that the arithmetic average of the Sub-Pool HI Sixty-Day Delinquency Ratios for such Payment Date and for the two immediately preceding Payment Dates is less than or equal to 2.5%.

     "Sub-Pool HI Average Thirty-Day Delinquency Ratio Test" means, to be
      -----------------------------------------------------
considered "satisfied" for any Payment Date, that the arithmetic average of the Sub-Pool HI Thirty-Day Delinquency Ratios for such Payment Date and for the two immediately preceding Payment Dates is less than or equal to 5%.

     "Sub-Pool HI Certificate" means a Certificate for Home Improvement and Home
      -----------------------
Equity Loans, Series 1997-D, Class HI: A-1, Class HI: A-2, Class HI: A-3, Class
HI: M-1, Class HI: M-2, Class HI: B-1 or Class HI: B-2, executed and delivered by the Trustee substantially in the form of Exhibit A, B, or C, as applicable, but does not include the Class C Certificates.

     "Sub-Pool HI Certificate Principal Balance" means the sum of the Class HI:
      -----------------------------------------
A-1, Class HI: A-2, Class HI: A-3, Class HI: M-1, Class HI: M-2, Class HI: B-1 and Class HI: B-2 Principal Balances.

     "Sub-Pool HI Cumulative Realized Loss Ratio" means, for any Payment Date, a
      ------------------------------------------
fraction, expressed as a percentage, the numerator of which is the Sub-Pool HI

                                     1-45

Cumulative Realized Losses for that Payment Date, and the denominator of which is the Cut-Off Date Pool Principal Balance of Sub-Pool HI.

     "Sub-Pool HI Cumulative Realized Losses" means, as to any Payment Date, the
      --------------------------------------
sum of the Sub-Pool HI Realized Losses for that Payment Date and each preceding Payment Date since the Cut-off Date.

     "Sub-Pool HI Cumulative Realized Losses Test" means, to be considered
      -------------------------------------------
"satisfied" for any Payment Date, that the Sub-Pool HI Cumulative Realized Loss Ratio as of such Payment Date is less than or equal to 10%.

     "Sub-Pool HI Current Realized Loss Ratio" means, as to any Payment Date, a
      ---------------------------------------
fraction, expressed as a percentage, the numerator of which is the aggregate Sub-Pool HI Realized Losses for such Payment Date and each of the two immediately preceding Payment Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balance of Sub-Pool HI as of the third preceding Payment Date and the Pool Scheduled Principal Balance of Sub-Pool HI as of such Payment Date.

     "Sub-Pool HI Current Realized Losses Test" means, to be considered
      ----------------------------------------
"satisfied" for any Payment Date, that the Sub-Pool HI Current Realized Loss Ratio for such Payment Date is less than or equal to 2.5%.

     "Sub-Pool HI Formula Principal Distribution Amount" means, as to any
      -------------------------------------------------
Payment Date, the sum of:

          (a) all scheduled payments of principal due on each outstanding Home Improvement Contract during the prior Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

          (b) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the prior Due Period with respect to the Home Improvement Contracts; plus

          (c) the aggregate Scheduled Principal Balance of all Home Improvement Contracts that became Liquidated Contracts during the prior Due Period; plus

                                     1-46

          (d) the aggregate Scheduled Principal Balance of all Home Improvement Contracts repurchased during the prior Due Period pursuant to Section 3.05(a) or, in the event of a substitution of a Home Improvement Contract in accordance with Section 3.05(b), any amount required to be deposited by the Company in the Certificate Account pursuant to Section 3.05(b)(vi); plus

          (e)  on the first Payment Date, the Sub-Pool HI Excess Proceeds; plus

          (f) any amount described in clauses (a) through (d) above that was not previously distributed because of an insufficient amount of funds available in the Certificate Account if (1) the Payment Date occurs on or after the Payment Date on which the Class HI: B-2 Principal Balance has been reduced to zero, or (2) such amount was not covered by a Class HI: B-2 Guaranty Payment and corresponding reduction in the Class HI: B-2 Principal Balance.

     "Sub-Pool HI Pool Factor" means, at any time, the percentage derived from a
      -----------------------
fraction, the numerator of which is the Sub-Pool HI Certificate Principal Balance at such time and the denominator of which is the Original Sub-Pool HI Certificate Principal Balance.

     "Sub-Pool HI Realized Losses" means, as to any Payment Date, the aggregate
      ---------------------------
Net Liquidation Losses for all Home Improvement Contracts that became Liquidated Contracts during the immediately preceding Due Period.

     "Sub-Pool HI Senior Percentage" means, with respect to the Sub-Pool HI
      -----------------------------
Certificates:

          (a) as to any Payment Date prior to the Class HI: B Cross-over date, 100%;

          (b) as to any Payment Date on or after the Class HI: B Cross-over date but on or prior to the Class HI: M-2 Cross-over date, and on which any Class HI: B Principal Distribution Test is not satisfied, 100%;

          (c) as to any Payment Date on or after the Class HI: B Cross-over date but on or prior to the Class HI: M-2 Cross-over date, and on which each Class HI: B Principal Distribution Test is satisfied, a fraction, expressed as a percentage, the numerator of which is the sum of the Class
     HI: A Principal Balance and the Class HI: M Principal Balance as of such Payment Date, and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date; and

                                     1-47

          (d)  as to any Payment Date after the Class HI: M-2 Cross-over date,
     0%.

     "Sub-Pool HI Sixty-Day Delinquency Ratio" means, as to any Payment Date, a
      ---------------------------------------
fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Home Improvement Contracts that were delinquent 60 days or more as of the end of the prior Due Period (including Home Improvement Contracts in respect of which the related real estate has been foreclosed upon but is still in inventory), and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HI as of such Payment Date.

     "Sub-Pool HI Thirty-Day Delinquency Ratio" means, as to any Payment Date, a
      ----------------------------------------
fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Home Improvement Contracts that were delinquent 30 days or more as of the end of the prior Due Period (including Home Improvement Contracts in respect of which the related real estate has been foreclosed upon but is still in inventory), and the denominator of which is the Pool Scheduled Principal Balance of Sub-Pool HI as of such Payment Date.

     "Subsequent Cut-off Date" means, with respect to a Subsequent Home Equity
      -----------------------
Contract, the related Subsequent Transfer Date.

     "Subsequent Home Equity Contract" means a Fixed Rate Home Equity Contract
      -------------------------------
or an Adjustable Rate Home Equity Contract sold by the Company to the Trust pursuant to Section 2.04, such Contract being identified on Exhibit A or Exhibit B, respectively, attached to a Subsequent Transfer Instrument.

     "Subsequent Transfer Date" means, with respect to each Subsequent Transfer
      ------------------------
Instrument, the date on which the related Subsequent Home Equity Contracts are sold to the Trust.

     "Subsequent Transfer Instrument" means each Subsequent Transfer Instrument
      ------------------------------
dated as of a Subsequent Transfer Date executed by the Trustee and the Company substantially in the form of Exhibit S, by which the Company sells Subsequent Home Equity Contracts to the Trust.

     "Subsidiary REMIC" means the segregated pool of assets comprising the Trust
      ----------------
Fund, but excluding the Excess Proceeds Account, the Sub-Pool HE Pre-Funding Account, and the Subsidiary REMIC Regular Interests.

     "Subsidiary REMIC Accrued Interest" means with respect to each Payment Date
      ---------------------------------
and each Subsidiary REMIC Regular Interest, an amount equal to one month's interest

                                     1-48

(or, with respect to the first Payment Date, interest accrued from and including the Closing Date to but excluding October 15, 1997); on the related Subsidiary REMIC Principal Balance at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Principal Balance" means with respect to each Subsidiary
      ----------------------------------
REMIC Regular Interest on any date of determination, the related Original Principal Balance minus the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Principal Balance thereof pursuant to Section 8.10(b).

     "Subsidiary REMIC Regular Interest Distribution Amounts" means the
      ------------------------------------------------------
Subsidiary REMIC Regular Interest HE: A-1 ARM Distribution Amount, Subsidiary REMIC Regular Interest HE: A-1 Distribution Amount, Subsidiary REMIC Regular Interest HE: A-2 Distribution Amount, Subsidiary REMIC Regular Interest HE: A-3 Distribution Amount, Subsidiary REMIC Regular Interest HE: A-4 Distribution Amount, Subsidiary REMIC Regular Interest HE: A-5 Distribution Amount, Subsidiary REMIC Regular Interest HE: A-6 Distribution Amount, Subsidiary REMIC Regular Interest HE: A-7 Distribution Amount, Subsidiary REMIC Regular Interest HE:M-1 Distribution Amount, Subsidiary REMIC Regular Interest HE:M-2 Distribution Amount, Subsidiary REMIC Regular Interest HE:B-1 Distribution Amount, Subsidiary REMIC Regular Interest HE:B-2 Distribution Amount, Subsidiary REMIC Regular Interest HI: A-1 Distribution Amount, Subsidiary REMIC Regular Interest HI: A-2 Distribution Amount, Subsidiary REMIC Regular Interest HI: A-3 Distribution Amount, Subsidiary REMIC Regular Interest HI: M-1 Distribution Amount, Subsidiary REMIC Regular Interest HI: M-2 Distribution Amount, Subsidiary REMIC Regular Interest HI: B-1 Distribution Amount and Subsidiary REMIC Regular Interest HI: B-2 Distribution Amount.

     "Subsidiary REMIC Regular Interest HE: A-1 ARM" means an uncertificated
      ---------------------------------------------
partial undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: A-1" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: A-2" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

                                     1-49

     "Subsidiary REMIC Regular Interest HE: A-3" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: A-4" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: A-5" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: A-6" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: A-7" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: B-1" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: B-2" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: M-1" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: M-2" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the

                                     1-50

Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HI: A-1" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HI: A-2" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HI: A-3" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HI: B-1" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HI: B-2" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HI: M-1" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HI: M-2" means an uncertificated partial
      -----------------------------------------
undivided beneficial ownership interest designated as a "regular interest" in the Subsidiary REMIC having the related Subsidiary REMIC Principal Balance and bearing interest at the related Subsidiary REMIC Pass-Through Rate.

     "Subsidiary REMIC Regular Interest HE: A-1 ARM Distribution Amount" means
      -----------------------------------------------------------------
with respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: A-1 ARM for such Payment Date pursuant to Section 8.10.

                                     1-51

     "Subsidiary REMIC Regular Interest HE: A-1 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: A-1 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: A-2 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: A-2 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: A-3 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: A-3 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: A-4 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: A-4 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: A-5 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: A-5 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: A-6 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: A-6 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: A-7 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: A-7 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: B-1 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: B-1 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: B-2 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the

                                     1-52

Subsidiary REMIC Regular Interest HE: B-2 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: M-1 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: M-1 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HE: M-2 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HE: M-2 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HI: A-1 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HI: A-1 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HI: A-2 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HI: A-2 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HI: A-3 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HI: A-3 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HI: B-1 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HI: B-1 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HI: B-2 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HI: B-2 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interest HI: M-1 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HI: M-1 for such Payment Date pursuant to
Section 8.10.

                                     1-53

     "Subsidiary REMIC Regular Interest HI: M-2 Distribution Amount" means with
      -------------------------------------------------------------
respect to any Payment Date, the sum of the amounts deemed to be distributed on the Subsidiary REMIC Regular Interest HI: M-2 for such Payment Date pursuant to
Section 8.10.

     "Subsidiary REMIC Regular Interests" means Subsidiary REMIC Regular
      ----------------------------------
Interest HE: A-1 ARM, Subsidiary REMIC Regular Interest HE: A-1, Subsidiary REMIC Regular Interest HE: A-2, Subsidiary REMIC Regular Interest HE: A-3, Subsidiary REMIC Regular Interest HE: A-4, Subsidiary REMIC Regular Interest HE:
A-5, Subsidiary REMIC Regular Interest HE: A-6, Subsidiary REMIC Regular Interest HE: A-7, Subsidiary REMIC Regular Interest HE:M-1, Subsidiary REMIC Regular Interest HE:M-2, Subsidiary REMIC Regular Interest HE:B-1, Subsidiary REMIC Regular Interest HE:B-2, Subsidiary REMIC Regular Interest HI: A-1, Subsidiary REMIC Regular Interest HI: A-2, Subsidiary REMIC Regular Interest HI:
A-3, Subsidiary REMIC Regular Interest HI: M-1, Subsidiary REMIC Regular Interest HI: M-2, Subsidiary REMIC Regular Interest HI: B-1, and Subsidiary REMIC Regular Interest HI: B-2.

     "Telerate Page 3750" means the display page so designated on the Dow Jones
      ------------------
Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor by the Calculation Agent, for the purpose of displaying London interbank offered rates of major banks).

     "Trust" means Home Improvement and Home Equity Loan Trust 1997-D.
      -----

     "Trust Fund" means the corpus of the Trust created by this Agreement which
      ----------
consists of (i) all the rights, benefits and obligations arising from and in connection with the Contracts, including without limitation all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Contracts due after the Cut-off Date, or Subsequent Cut-off Date with respect to Subsequent Home Equity Contracts, (ii) all rights under FHA Insurance in respect of each FHA-Insured Contract, (iii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Contract for the benefit of the creditor of such Contract, (iv) all rights the Company may have against the originating contractor or lender with respect to Contracts originated by a contractor or lender other than the Company, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Contracts, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Contracts, (vii) all documents contained in the Contract Files, (viii) the Class HI: B-2 Limited Guaranty and the Class HE: B-2 Limited Guaranty, (ix) amounts in the Certificate Account, Excess Proceeds Account, and Sub-Pool HE Pre-Funding Account (including all proceeds of

                                     1-54
investments of such Accounts other than the Sub-Pool HE Pre-Funding Account) and
(x) all proceeds and products of the foregoing.

     "Trustee Advance" has the meaning assigned in Section 11.16.
      ---------------

     "Undelivered Contract" means as of any date of determination an Initial or
      --------------------
Additional Home Equity Contract identified, on the exception report attached to the Acknowledgement delivered by the Trustee under Section 2.04, as a Contract as to which the Trustee did not receive the related Contract File as of the Closing Date and has not received the related Contract File and remitted payment to the Company pursuant to Section 8.09(c).

     "Undelivered ARM Contract Subaccount" means the subaccount so designated
      -----------------------------------
and established and maintained pursuant to Section 8.09.

     "Undelivered Fixed Rate Contract Subaccount" means the subaccount so
      ------------------------------------------
designated and established and maintained pursuant to Section 8.09.

     "Underwriters" means Merrill Lynch, Pierce, Fenner & Smith Incorporated,
      ------------
Lehman Brothers Inc. and Salomon Brothers Inc.

     "Unpaid Class HE: A Interest Shortfall"  means, as to each Class of Class
      -------------------------------------
HE: A Certificates and any Payment Date, the amount, if any, of the Class HE: A Interest Shortfall applicable to such Class for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the related Pass-Through Rate.

     "Unpaid Class HE: B-1 Interest Shortfall"  means, with respect to the Class
      ---------------------------------------
HE: B-1 Certificates and any Payment Date, the amount, if any, of the Class HE:
B-1 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HE:
B-1 Pass-Through Rate.

     "Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall" means, with
      --------------------------------------------------------
respect to the Class HE: B-1 Certificates and any Payment Date, the amount, if any, of the Class HE: B-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HE: B-1 Pass-Through Rate.

     "Unpaid Class HE: B-2 Interest Shortfall"  means, with respect to the Class
      ---------------------------------------
HE: B-2 Certificates and any Payment Date, the amount, if any, of the Class HE:
B-2 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HE:
B-2 Pass-Through Rate.

                                     1-55

     "Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall"  means, with
      --------------------------------------------------------
respect to the Class HE: B-2 Certificates and any Payment Date, the amount, if any, of the Class HE: B-2 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HE: B-2 Pass-Through Rate.

     "Unpaid Class HE: M-1 Interest Shortfall"  means, with respect to the Class
      ---------------------------------------
HE: M-1 Certificates and any Payment Date, the amount, if any, of the Class HE:
M-1 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HE:
M-1 Pass-Through Rate.

     "Unpaid Class HE: M-1 Liquidation Loss Interest Shortfall"  means, with
      --------------------------------------------------------
respect to the Class HE: M-1 Certificates and any Payment Date, the amount, if any, of the Class HE: M-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HE: M-1 Pass-Through Rate.

     "Unpaid Class HE: M-2 Interest Shortfall"  means, with respect to the Class
      ---------------------------------------
HE: M-2 Certificates and any Payment Date, the amount, if any, of the Class HE:
M-2 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HE:
M-2 Pass-Through Rate.

     "Unpaid Class HE: M-2 Liquidation Loss Interest Shortfall"  means, with
      --------------------------------------------------------
respect to the Class HE: M-2 Certificates and any Payment Date, the amount, if any, of the Class HE: M-2 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HE: M-2 Pass-Through Rate.

     "Unpaid Class HI: A Interest Shortfall"  means, as to each Class of Class
      -------------------------------------
HI: A Certificates and any Payment Date, the amount, if any, of the Class HI: A Interest Shortfall applicable to such Class for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the related Pass-Through Rate.

     "Unpaid Class HI: B-1 Interest Shortfall"  means, with respect to the Class
      ---------------------------------------
HI: B-1 Certificates and any Payment Date, the amount, if any, of the Class HI:
B-1 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HI:
B-1 Pass-Through Rate.

     "Unpaid Class HI: B-1 Liquidation Loss Interest Shortfall"  means, with
      --------------------------------------------------------
respect to the Class HI: B-1 Certificates and any Payment Date, the amount, if any, of the Class HI: B-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's

                                     1-56
interest thereon (to the extent payment thereof is legally permissible) at the Class HI: B-1 Pass-Through Rate.

     "Unpaid Class HI: B-2 Interest Shortfall"  means, with respect to the Class
      ---------------------------------------
HI: B-2 Certificates and any Payment Date, the amount, if any, of the Class HI:
B-2 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HI:
B-2 Pass-Through Rate.

     "Unpaid Class HI: B-2 Liquidation Loss Interest Shortfall"  means, with
      --------------------------------------------------------
respect to the Class HI: B-2 Certificates and any Payment Date, the amount, if any, of the Class HI: B-2 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HI: B-2 Pass-Through Rate.

     "Unpaid Class HI: M-1 Interest Shortfall"  means, with respect to the Class
      ---------------------------------------
HI: M-1 Certificates and any Payment Date, the amount, if any, of the Class HI:
M-1 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HI:
M-1 Pass-Through Rate.

     "Unpaid Class HI: M-1 Liquidation Loss Interest Shortfall" means, with
      --------------------------------------------------------
respect to the Class HI: M-1 Certificates and any Payment Date, the amount, if any, of the Class HI: M-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HI: M-1 Pass-Through Rate.

     "Unpaid Class HI: M-2 Interest Shortfall"  means, with respect to the Class
      ---------------------------------------
HI: M-2 Certificates and any Payment Date, the amount, if any, of the Class HI:
M-2 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HI:
M-2 Pass-Through Rate.

     "Unpaid Class HI: M-2 Liquidation Loss Interest Shortfall"  means, with
      --------------------------------------------------------
respect to the Class HI: M-2 Certificates and any Payment Date, the amount, if any, of the Class HI: M-2 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class HI: M-2 Pass-Through Rate.

     "Weighted Average Home Equity Contract Rate" means, as to any Payment Date,
      ------------------------------------------
the weighted average (determined by Scheduled Principal Balance) of the Contract Rates for all Home Equity Contracts that were outstanding during the immediately preceding month.

                                     1-57

     "Weighted Average Pass-Through Rate" means, as to any Payment Date, (a)
      ----------------------------------
with respect to any Home Improvement Contract, the weighted average (expressed as a percentage and rounded to four decimal places) of the Class HI: A-1, A-2, A-3, M-1, M-2, B-1 and B-2 Pass-Through Rates, weighted on the basis of the respective Class HI: A-1, A-2, A-3, M-1, M-2, B-1 and B-2 Principal Balance immediately prior to such Payment Date, and (b) with respect to any Home Equity Contract, the weighted average (expressed as a percentage and rounded to four decimal places) of the Class HE: A-1 ARM, A-1, A-2, A-3, A-4, M-1, M-2, B-1 and B-2 Pass-Through Rates, weighted on the basis of the respective Class HE: A-1 ARM, A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8 IO, M-1, M-2, B-1 and B-2 Principal
Balance (or Notional Principal Amount, as the case may be) immediately prior to such Payment Date.

                                     1-58

                                  ARTICLE II

                 ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS
                 ---------------------------------------------

     SECTION 2.01.  Closing.
                    -------

     a. There is hereby created, by the Company as settlor, a separate trust which shall be known as Home Improvement and Home Equity Loan Trust 1997-D. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders and the Class C Certificateholders.

     b. The Company hereby transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust, by execution and delivery of an assignment substantially in the form of Exhibit G hereto, all the right, title and interest of the Company in and to the Contracts, including all rights to receive payments on or with respect to the Contracts due after the Cut-off Date, or Subsequent Cut-off Date in respect of the Subsequent Home Equity Contracts, and all other assets now or hereafter included in the Trust Fund. The Company concurrently hereby assigns without recourse all the right, title and interest of the Company in and to the Subsidiary REMIC Regular Interests to the Trustee for the benefit of the Certificateholders.

     c. Although the parties intend that each conveyance pursuant to this Agreement of the Company's right, title and interest in and to the Contracts (including the Subsequent Home Equity Contracts) and in the Subsidiary REMIC Regular Interests shall constitute a purchase and sale and not a loan, if such conveyances are deemed to be loans, the parties intend that the rights and obligations of the parties to such loans shall be established pursuant to the terms of this Agreement. If the conveyances are deemed to be loans, the parties further intend and agree that the Company shall be deemed to have granted to the Trustee, and the Company does hereby grant to the Trustee, a perfected first-priority security interest in the Trust Fund and in the Subsidiary REMIC Regular Interests, and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificate or Class C Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     SECTION 2.02.  Conditions to the Closing.
                    -------------------------

     On or before the Closing Date, the Company shall deliver or cause to be delivered the following documents to the Trustee:

                                      2-1

          a. The List of Contracts attached to this Agreement as Exhibits O-1, O-2 and O-3, certified by the Chairman of the Board, President or any Vice President of the Company.

          b. A certificate of an officer of the Company substantially in the form of Exhibit H hereto.

          c. An Opinion of Counsel for the Company substantially in the form of Exhibit I hereto.

          d. A letter from KPMG Peat Marwick LLP or another nationally recognized accounting firm, stating that such firm has reviewed the Initial Contracts on a statistical sampling basis and, based on such sampling, concluding that the Initial Contracts conform in all material respects to the List of Contracts attached hereto as Exhibits O-1, O-2, and O-3, to a confidence level of 97.5%, with an error rate not in excess of 1.8%, specifying those Contracts which do not so conform.

          e. Copies of resolutions of the board of directors of the Company or of the executive committee of the board of directors of the Company approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the secretary or an assistant secretary of the Company.

          f. Officially certified recent evidence of due incorporation and good standing of the Company under the laws of the State of Delaware.

          g.   An Officer's Certificate listing the Servicer's Servicing
     Officers.

          h. Evidence of continued coverage of the Company under the Errors and Omissions Protection Policy.

          i. Evidence of deposit in the Certificate Account of all funds received with respect to the Contracts from the Cut-off Date to the Closing Date, other than principal due on or before the Cut-off Date, together with an Officer's Certificate to the effect that such amount is correct.

          j. An Officer's Certificate confirming that the Company has reviewed the original or a copy of each Home Improvement Contract and Initial and Additional Home Equity Contract and each related Contract File, that each such Contract and Contract File conforms in all material respects with the List of Contracts and that each such Contract File is complete.

                                      2-2

          k. Assignments in recordable form to the Trustee of the mortgages, deeds of trust and security deeds relating to the Home Improvement Contracts and Initial and Additional Home Equity Contracts.

          l. Evidence of the deposit in the Excess Proceeds Account of the Excess Proceeds Deposit.

          m. Evidence of the deposit of $15,172,835.37 in the Pre-Funding ARM Subaccount and $134,819,837.17 in the Pre-Funding Fixed Rate Subaccount.

          n. Evidence of the deposit (a) in the Undelivered ARM Contract Subaccount of an amount equal to the difference between the aggregate Cut-off Date Principal Balances of the Initial and Subsequent Adjustable Rate Home Equity Contracts and the aggregate Cut-off Date Principal Balances of the Undelivered ARM Contracts and (b) in the Undelivered Fixed Rate Contract Subaccount of an amount equal to the difference between the aggregate Cut-off Date Principal Balances of the Initial and Subsequent Fixed Rate Home Equity Contracts and the aggregate Cut-off Date Principal Balances of the Undelivered Fixed Rate Contracts.

     SECTION 2.03.  Conveyance of the Subsequent Home Equity Contracts.
                    --------------------------------------------------

     a. Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Company of all or a portion of the balance of funds in the Pre-Funding ARM Subaccount and Pre-Funding Fixed Rate Subaccount, the Company shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trust by execution and delivery of a Subsequent Transfer Instrument, all the right, title and interest of the Company in and to the Subsequent Home Equity Contracts identified on the List of Contracts attached to the Subsequent Transfer Instrument, including all rights to receive payments on or with respect to the Subsequent Home Equity Contracts due after the related Subsequent Cut-off Date, and all items with respect to such Subsequent Home Equity Contracts in the related Contract Files. The transfer to the Trustee by the Company of the Subsequent Home Equity Contracts shall be absolute and is intended by the Company, the Trustee, the Certificateholders and the Class C Certificateholders to constitute and to be treated as a sale of the Subsequent Home Equity Contracts by the Company to the Trust.

     The purchase price paid by the Trustee shall be one-hundred percent (100%) of the aggregate Cut-off Date Principal Balances of the Subsequent Home Equity Contracts. The purchase price of Fixed Rate Home Equity Contracts shall be paid solely with amounts in the Pre-Funding Fixed Rate Subaccount. The purchase price of Adjustable Rate Home Equity Contracts shall be paid solely with amounts in the Pre-Funding ARM Subaccount. This Agreement shall constitute a fixed price contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

     b. The Company shall transfer to the Trustee for Sub-Pool HE the Subsequent Home Equity Contracts, and the Trustee shall release funds from the Pre-

                                      2-3

Funding ARM Subaccount or Pre-Funding Fixed Rate Subaccount, as applicable, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

          (i) the Company shall have provided the Trustee with an Addition Notice at least five Business Days prior to the Subsequent Transfer Date and shall have provided any information reasonably requested by the Trustee with respect to the Subsequent Home Equity Contracts;

          (ii) the Company shall have delivered the related Contract File for each Subsequent Home Equity Contract to the Trustee at least two Business Days prior to the Subsequent Transfer Date;

          (iii) the Company shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit S, which shall include a List of Contracts identifying the related Subsequent Home Equity Contracts;

          (iv) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, the Company shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

          (v) such sale and transfer shall not result in a material adverse tax consequence to the Trust (including the Master REMIC and the Subsidiary REMIC) or the Certificateholders or Class C Certificateholders;

          (vi)   the Pre-Funding Period shall not have ended;

          (vii) the Company shall have delivered to the Trustee an Officer's Certificate, substantially in the form attached hereto as Exhibit T, confirming the satisfaction of each condition precedent and the representations specified in this Section 2.03 and in Sections 3.01, 3.02,
     3.03 and 3.04;

          (viii) the Company shall have delivered to the Trustee Opinions of Counsel addressed to the Rating Agencies and the Trustee with respect to the transfer of the Subsequent Home Equity Contracts substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date regarding certain bankruptcy, corporate and tax matters; and

          (ix) No subsequent Home Equity Contract will have a loan-to-value ratio greater than 100%.

     c. Before the last day of the Pre-Funding Period, the Company shall deliver to the Trustee:

          (i) a letter from KPMG Peat Marwick LLP or another nationally recognized accounting firm retained by the Company

                                      2-4

     (with copies provided to S&P and Fitch, the Underwriters and the Trustee) that is in form, substance and methodology the same as that dated August 27, 1997 and delivered under Section 2.02(d) of this Agreement, except that it shall address the Subsequent Home Equity Contracts and their conformity (and the conformity of Sub-Pool HE, as applicable) in all material respects to the characteristics described in Sections 2.03(c)(i)(b)(ix) and 3.03(b) of this Agreement.

          (ii) Evidence that as a result of the purchase by the Trust of the Subsequent Home Equity Contracts, neither the Class HI:A Certificates nor the Class HE:A Certificates shall receive from S&P or Fitch a lower credit rating than the rating assigned to such Certificates as of the Closing Date.

          (iii) Evidence that the aggregate Cut-off Date Principal Balances of the Subsequent Home Equity Contracts do not exceed 25% of the remainder of the Original Sub-Pool HE Certificate Principal Balance less any Sub-Pool HE Excess Proceeds to be applied to payment of principal of the Certificates on the first Payment Date pursuant to Section 8.04(d)(3)(i).

     SECTION 2.04.  Acceptance by Trustee.
                    ---------------------

     a. On the Closing Date and each Subsequent Transfer Date, if the conditions set forth in Section 2.02 and 2.03, respectively, have been satisfied, the Trustee shall deliver a certificate to the Company substantially in the form of Exhibit J hereto acknowledging conveyance of the Contracts identified on the applicable List of Contracts and the related Contract Files to the Trustee and declaring that the Trustee, directly or through a Custodian, will hold all Contracts that have been delivered in trust, upon the trusts herein set forth, for the use and benefit of all Certificateholders and the Class C Certificateholders. The Trustee acknowledges the assignment to it of the Subsidiary REMIC Regular Interests and declares that it holds and will hold the Subsidiary REMIC Regular Interests in trust for the exclusive use and benefit of the Certificateholders. In consideration of the assignment to it of the Subsidiary REMIC Regular Interests, the Trustee has issued on the Closing Date, to or upon the order of the Company, the

                                      2-5

Certificates and the Class C Certificates representing, in the aggregate, ownership of the entire beneficial interest in the Master REMIC.

     b. The Trustee or a Custodian shall review each Contract File, as described in Exhibit J, within 60 days of the Closing Date or later receipt by it of the Contract File. If, in its review of the Contract Files as described in Exhibit J, the Trustee or a Custodian discovers a breach of the representations or warranties set forth in Sections 2.03, 3.02, 3.03 or 3.04 of this Agreement, or in the Officer's Certificates delivered pursuant to Section 2.02(j) or 2.03(b)(vii) of this Agreement, the Trustee or Custodian, as the case may be, shall notify the Company and the Company shall cure such breach or repurchase or replace such Contract pursuant to Section 3.05.

     SECTION 2.05.  REMIC Provisions.
                    ----------------

     a. The Company, as Servicer, and the Class C Certificateholders, by acceptance thereof, each agrees that, in accordance with the requirements of
Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the segregated pools of assets comprising the Master REMIC and the Subsidiary REMIC, respectively, each elect to be treated as a REMIC under the Code for such taxable year and all subsequent taxable years, and the Trustee shall sign such return. In furtherance of the foregoing, the Trustee (at the direction of the Company or the Servicer), the Company and the Servicer shall take, or refrain from taking, all such action as is necessary to maintain the status of each of the Master REMIC and Subsidiary REMIC as a REMIC under the REMIC Provisions of the Code, including, but not limited to, the taking of such action as is necessary to cure any inadvertent termination of REMIC status. For purposes of the REMIC election in respect of the Subsidiary REMIC, (i) the Subsidiary REMIC Regular Interests shall be designated as the "regular interests" in the Subsidiary REMIC and (ii) the Class C Subsidiary Certificate shall be designated as the sole class of "residual interests" in the Subsidiary REMIC. For purposes of the REMIC election in respect of the Master REMIC, (i) the Certificates shall be designated as the "regular interests" in the Master REMIC and (ii) the Class C Master Certificate shall be designated as the sole Class of "residual interests" in the Master REMIC. The Trustee shall not permit the creation of any "interests" in the Master REMIC or Subsidiary REMIC (within the meaning of Section 860G of the
Code) other than the Subsidiary REMIC Regular Interests and the interests represented by the Certificates and the Class C Certificates.

     b. The Certificates are being issued in twenty classes. The following terms of the Certificates are irrevocably established as of the Closing Date:

                                      2-6

                                                      ORIGINAL CLASS
                                                      --------------
                          PASS-THROUGH RATE         PRINCIPAL BALANCE
    CLASS                 -----------------         -----------------
    -----                     PER ANNUM            (OR NOTIONAL AMOUNT)
                              ---------            --------------------
Class HE: A-1 ARM    a floating rate per annum       $ 60,000,000
                     equal to the lesser of (a)
                     LIBOR plus the Pass-
                     Through Margin, or (b) the
                     Available Funds Pass-
                     Through Rate, but in no
                     case more than 14%
Class HE: A-1                   5.97%                  70,000,000
Class HE: A-2                   6.16%                  42,000,000
Class HE: A-3                   6.39%                 162,000,000
Class HE: A-4                   6.54%                  41,000,000
Class HE: A-5                   6.74%                  69,000,000
Class HE: A-6                   6.95%                  41,000,000
Class HE: A-7                   6.82%                  29,500,000
Class HE: A-8 IO                7.57%                  Original Notional
                                                       Amount:
                                                      $29,500,000

Class HE: M-1                   7.30%                  34,500,000
Class HE: M-2                   7.45%                  24,000,000
Class HE: B-1                   7.41%                  18,900,000
Class HE: B-2                   7.54%                   8,100,000
Class HI: A-1                   6.14%                  49,500,000
Class HI: A-2                   6.45%                  33,000,000
Class HI: A-3                   6.77%                  37,500,000
Class HI: M-1                   7.16%                  12,000,000
Class HI: M-2                   7.35%                   7,500,000
Class HI: B-1                   7.22%                   7,125,000
Class HI: B-2                   7.54%                   3,375,000

                                      2-7

The latest possible maturity date with respect to the Sub-Pool HI Certificates is in October 2022 and, with respect to the Sub-Pool HE Certificates, is in October 2027 (calculated using a prepayment assumption of 0% and assuming no defaults or delinquencies on the Contracts).

     c. The following terms of the Subsidiary REMIC Regular Interests are irrevocably established as of the Closing Date:


SUBSIDIARY REMIC    PASS-THROUGH RATE EQUALS
----------------    ------------------------
REGULAR INTEREST    THE PASS-THROUGH RATE ON       ORIGINAL CLASS
----------------    ------------------------       --------------
DESIGNATION:         CERTIFICATE DESIGNATED:      PRINCIPAL BALANCE:
-----------          ----------------------       -----------------
HE: A-1 ARM         Class HE: A-1 ARM                   $ 60,000,000
HE: A-1             Class HE: A-1                         70,000,000
HE: A-2             Class HE: A-2                         42,000,000
HE: A-3             Class HE: A-3                        162,000,000
HE: A-4             Class HE: A-4                         41,000,000
HE: A-5             Class HE: A-5                         69,000,000
HE: A-6             Class HE: A-6                         41,000,000
HE: A-7             Class HE: A-7, plus 7.57%             29,500,000
                    per annum on each of the
                    first 36 Payment Dates and
                    thereafter at the Class HE:
                    A-7 Pass-Through Rate

HE: M-1             Class HE: M-1                         34,500,000
HE: M-2             Class HE: M-2                         24,000,000
HE: B-1             Class HE: B-1                         18,900,000
HE: B-2             Class HE: B-2                          8,100,000
HI: A-1             Class HI: A-1                         49,500,000
HI: A-2             Class HI: A-2                         33,000,000
HI: A-3             Class HI: A-3                         37,500,000
HI: M-1             Class HI: M-1                         12,000,000
HI: M-2             Class HI: M-2                          7,500,000

                                      2-8

SUBSIDIARY REMIC    PASS-THROUGH RATE EQUALS
----------------    ------------------------
REGULAR INTEREST    THE PASS-THROUGH RATE ON       ORIGINAL CLASS
----------------    ------------------------       --------------
DESIGNATION:         CERTIFICATE DESIGNATED:      PRINCIPAL BALANCE:
-----------          ----------------------       -----------------
HI: B-1             Class HI: B-1                      7,125,000
HI: B-2             Class HI: B-2                      3,375,000

The latest possible maturity of the Subsidiary REMIC Regular Interests bearing the designation "HE" is October 2027 and the latest possible maturity of the Subsidiary REMIC Regular Interests bearing the designation "HI" is in October 2022 (calculated using a prepayment assumption of 0% and assuming no defaults or delinquencies on the Contracts).

     d. The Closing Date, which is the day on which each of the Master REMIC and Subsidiary REMIC will issue all of their respective regular and residual interests, is hereby designated as the "startup day" of the Master REMIC and Subsidiary REMIC within the meaning of Section 860G(a)(9) of the Code.

     e. After the Closing Date, neither the Trustee, the Company nor any Servicer shall (i) accept any contribution of assets to the Trust, (ii) dispose of any portion of the Trust other than as provided in Sections 3.05, 3.06 and 8.06, (iii) engage in any transaction that would result in the imposition of tax on "prohibited transactions," as defined in Sections 860F(a)(1) of the Code,
(iv) accept any contribution after the Closing Date that is subject to the tax imposed by Section 860G(d) of the Code or (v) engage in any activity or enter into any agreement that would result in the receipt by the Trust of any "net income from foreclosure property" as defined in Section 860G(c)(2) of the Code, unless, prior to any such action set forth in clauses (i), (ii), (iii), (iv) or
(v), the Trustee shall have received an unqualified Opinion of Counsel, which opinion shall not be an expense of the Trust, stating that such action will not, directly or indirectly, (A) adversely affect the status of the Master REMIC or Subsidiary REMIC as a REMIC, the status of the Certificates and Class C Master Certificate as "regular interests" and the sole class of "residual interests," respectively, in the Master REMIC, or of the Subsidiary REMIC Regular Interests or Class C Subsidiary Certificate as the "regular interests" and class of "sole residual interests," respectively, in the Subsidiary REMIC, in each case for federal income tax purposes, (B) affect the distributions payable hereunder to the Certificateholders or the Class C Certificateholders or (C) result in the imposition of any lien, charge or encumbrance upon the Trust.

     f. Upon the acquisition of any real property (including interests in real property), or any personal property incident thereto, in connection with the default of a Contract, the Servicer and the Trustee (at the direction of the Servicer) shall take, or cause to be taken, such action as is necessary to sell or otherwise dispose of such property within

                                      2-9
such period as is then required by the Code in order for such property to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, unless the Servicer and the Trustee receive an Opinion of Counsel to the effect that the holding by the Trust of such property subsequent to the period then permitted by the Code will not result in the imposition of any taxes on "prohibited transactions" of the Trust, as defined in Section 860F of the Code, or cause the Master REMIC or Subsidiary REMIC to fail to qualify as a REMIC at any time that the Certificates or Class C Certificates are outstanding. The Servicer shall manage, conserve, protect and operate such real property, or any personal property incident thereto, so that such property will not fail to qualify as "foreclosure property," as defined in Section 860G(a)(8) of the Code, and that the management, conservation, protection and operation of such property will not result in the receipt by the Master REMIC or Subsidiary REMIC of any income attributable to any asset which is neither a qualified mortgage nor a permitted investment within the meaning of the REMIC Provisions.

                                     2-10

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Company makes the following representations and warranties. The Trustee will rely on the representations and warranties in accepting the Contracts in trust and issuing the Certificates and the Class C Certificates on behalf of the Trust. The repurchase or substitution and indemnification obligations of the Company set forth in Section 3.05 constitute the sole remedies available to the Trust, the Certificateholders or the Class C Certificateholders for a breach of a representation or warranty of the Company set forth in Sections 2.03, 3.02,
3.03 or 3.04 of this Agreement, or in the Officer's Certificates delivered pursuant to Sections 2.02(j) or 2.03(b)(vii) of this Agreement.

     SECTION 3.01.  Representations and Warranties Regarding the Company.
                    ----------------------------------------------------

     The Company represents and warrants to the Certificateholders and the Class C Certificateholders, effective on the Closing Date and each Subsequent Transfer Date, that:

          a.   Organization and Good Standing.  The Company is a corporation
               ------------------------------
     duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Company.

          b.   Authorization; Binding Obligations.  The Company has the power
               ----------------------------------
     and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to cause the Trust to be created. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                                      3-1

          c.   No Consent Required.  The Company is not required to obtain the
               -------------------
     consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          d.   No Violations.  The execution, delivery and performance of this
               -------------
     Agreement by the Company will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Company, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Company is a party or by which the Company may be bound.

          e.   Litigation.  No litigation or administrative proceeding of or
               ----------
     before any court, tribunal or governmental body is currently pending, or to the knowledge of the Company threatened, against the Company or any of its properties or with respect to this Agreement, the Certificates or the Class C Certificates which, if adversely determined, would in the opinion of the Company have a material adverse effect on the transactions contemplated by this Agreement.

          f.   Licensing.  The Company is duly licensed in each state in which
               ---------
     Contracts were originated to the extent the Company is required to be licensed by applicable law in connection with the origination and servicing of the Contracts.

     SECTION 3.02.  Representations and Warranties Regarding Each Contract.
                    ------------------------------------------------------

     The Company represents and warrants to the Certificateholders and the Class C Certificateholders, as of the Closing Date with respect to each Contract identified on the List of Contracts attached to this Agreement as Exhibits O-1, O-2, and O-3 and as of each Subsequent Transfer Date with respect to each Subsequent Home Equity Contract identified on the List of Contracts attached to the related Subsequent Transfer Instrument:

          a.   List of Contracts.  The information set forth in the List of
               -----------------
     Contracts is true and correct as of its date.

          b.   Payments.  No scheduled payment due under the Contract was
               --------
     delinquent over 59 days as of August 17, 1997 if an Initial or Additional Contract or as of the related Subsequent Transfer Date if a Subsequent Home Equity Contract.

                                      3-2

          c.   Costs Paid and No Waivers.  The terms of the Contract have not
               -------------------------
     been waived, altered or modified in any respect, except by instruments or documents identified in the Contract File. All costs, fees and expenses incurred in making, closing and perfecting the lien of the Contract have been paid. The subject real property has not been released from the lien of such Contract.

          d.   Binding Obligation.  The Contract is the legal, valid and binding
               ------------------
     obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

          e.   No Defenses.  The Contract is not subject to any right of
               -----------
     rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          f.   Insurance Coverage.  The Company has been named as an additional
               ------------------
     insured party under any hazard insurance on the property described in the Contract, to the extent required by the Company's underwriting guidelines. If upon origination of the Contract, the property securing the Contract was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available in the locale where the Mortgaged Property is located), the property is covered by a flood insurance policy of the nature and in an amount which is consistent with the servicing standard set forth in Section 5.02.

          g.   FHA Insurance.  If the Contract is an FHA-Insured Contract, such
               -------------
     Contract was originated in compliance with FHA Regulations and is insured, without setoff, surcharge or defense, by FHA Insurance. Following the assignment of such FHA-Insured Contract to the Trustee, the Trustee on behalf of the Trust will be entitled to the full benefits of the FHA Insurance.

          h.   Lawful Assignment.  The Contract was not originated in and is not
               -----------------
     subject to the laws of any jurisdiction whose laws would make the transfer of the Contract under this Agreement or pursuant to transfers of the Certificates or Class C Certificates unlawful or render the Contract unenforceable. The Company has duly executed a valid blanket assignment of the Contracts transferred to the Trust, and has transferred all its right, title and interest in such

                                      3-3

     Contracts, including all rights the Company may have against the originating contractor or lender with respect to Contracts originated by a contractor or lender rather than the Company, to the Trust. The blanket assignment, any and all documents executed and delivered by the Company pursuant to Sections 2.01(b) and 2.03(b)(ii), and this Agreement each constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its respective terms.

          i.   Compliance with Law.  At the date of origination of the Contract,
               -------------------
     all requirements of any federal and state laws, rules and regulations applicable to the Contract, including, without limitation, usury and truth in lending laws and (if such Contract is an FHA-Insured Contract) the FHA Regulations have been complied with, and the Company shall for at least the period of this Agreement, maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements.

          j.   Contract in Force.  The Contract has not been satisfied or
               -----------------
     subordinated in whole or in part or rescinded, and the real estate securing such Contract has not been released from the lien of such Contract in whole or in part.

          k.   Valid Lien.   The Contract has been duly executed and delivered
               ----------
     by the Obligor, and the lien created thereby has been duly recorded, or has been delivered to the appropriate governmental authority for recording and will be duly recorded within 180 days, and constitutes a valid and perfected first, second, third or fourth priority lien on the real estate described in such Contract.

          l.   Capacity of Parties.  The signature(s) of the Obligor(s) on the
               -------------------
     Contract are genuine and all parties to the Contract had full legal capacity to execute the Contract.

          m.   Good Title.  The Company is the sole owner of the Contract and,
               ----------
     if such Contract is an FHA-Insured Contract, because the Trustee is a lender approved by HUD to originate and purchase Title I loans under a valid Title I contract of insurance, has the authority to sell, transfer and assign such Contract to the Trust under the terms of this Agreement. There has been no assignment, sale or hypothecation of the Contract by the Company except the usual past hypothecation of the Contract in connection with the Company's normal banking transactions in the conduct of its business, which hypothecation terminates upon sale of the Contract to the Trust. The Company has good and marketable title to the Contract, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Contract to the Trust.


                                      3-4

          n.   No Defaults.  As of the Cut-off Date or Subsequent Cut-off Date
               -----------
     if a Subsequent Home Equity Contract, there was no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract (except payment delinquencies permitted by clause (b) above). The Company has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (b) above.

          o.   Equal Installments.  The Contract, unless it is a Step-up Rate
               ------------------
     Contract or an Adjustable Rate Home Equity Contract, has a fixed Contract Interest Rate and provides for monthly payments (except, in the case of a Balloon Loan, for the final monthly payment of such loan) which fully amortize the loan over its term.

          p.   Enforceability.  Each Contract contains customary and enforceable
               --------------
     provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the lien provided thereby.

          q.   One Original.  There is only one original executed Contract,
               ------------
     which Contract has been delivered to the Trustee or its Custodian on or before the Closing Date or Subsequent Transfer Date if a Subsequent Home Equity Contract.

          r.   Genuine Documents.  All documents submitted are genuine, and all
               -----------------
     other representations as to each Contract, including the List of Contracts, are true and correct. Any copies of documents provided by the Company are accurate and complete (except that, with respect to each Contract that was originated by a contractor or lender other than the Company, the Company makes such representation and warranty only to the best of the Company's knowledge).

          s.   Origination.  Each Home Improvement Contract was originated by a
               -----------
     home improvement contractor in the ordinary course of such contractor's business or was originated by the Company directly. Each Home Equity Contract was originated by a home equity lender in the ordinary course of such lender's business or was originated by the Company directly.

          t.   Underwriting Guidelines.  Each Contract was originated or
               -----------------------
     purchased in accordance with the Company's then-current underwriting guidelines.


                                      3-5

          u.   Good Repair.    The property described in the Contract is, to the
               -----------
     best of the Company's knowledge, free of damage and in good repair.

          v.   Qualified Mortgage.  The Contract represents a "qualified
               ------------------
     mortgage" within the meaning of the REMIC Provisions. The Company represents and warrants that, either as of (i) the date of origination (within the meaning of the REMIC Provisions) or (ii) the Closing Date or, if a Subsequent Home Equity Contract, the Subsequent Transfer Date, the fair market value of the interest in real property securing each Contract was not less than 80% of the "adjusted issue price" (in each case within the meaning of the REMIC Provisions) of such Contract.

          w.   Interest Rate and Payment Amount Adjustments.  With respect to
               --------------------------------------------
     each Contract which does not provide for a fixed interest rate over the life of the Contract, the Contract Interest Rate and monthly payment have been adjusted in accordance with the terms of the Contract. All required notices of interest rate and payment amount adjustments have been sent to the Obligor on a timely basis and the computations of such adjustments were properly calculated. All Contract Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Contract.

          x.   Adjustable Rate Home Equity Contracts.  If an Adjustable Rate
               -------------------------------------
     Home Equity Contract, it is covered by an American Land Title Association lender's title insurance policy, with an adjustable rate mortgage endorsement, such endorsement substantially in the form of ALTA Form 6.0 or
     6.1. The applicable terms of the Adjustable Rate Home Equity Contract pertaining to adjustments of the Contract Rate and the monthly payment and payment adjustments in connection therewith are enforceable and will not affect the priority of the lien of the related mortgage. The Contract Interest Rate and monthly payment on the Adjustable Rate Home Equity Contract have been timely and appropriately adjusted, if such adjustment is required, and the respective Obligor timely and appropriately advised.

     SECTION 3.03.  Representations and Warranties Regarding the Contracts in
                    ---------------------------------------------------------
the Aggregate.
-------------

     The Company represents and warrants to the Certificateholders and the Class C Certificateholders, as of the Closing Date with respect to the Initial and Additional Contracts and each Sub-Pool, as applicable, and as of each Subsequent Transfer Date with respect to the related Subsequent Contracts and Sub-Pool HE, as applicable, that:

                                      3-6

          a.   Amounts.  The Cut-off Date Pool Principal Balance of Sub-Pool HI,
               -------
     plus the Excess Proceeds, if any, with respect to Sub-Pool HI, equals at least the Original Sub-Pool HI Certificate Principal Balance. As of the Closing Date, the sum of the Cut-off Date Pool Principal Balance of Sub-Pool HE, plus any Excess Proceeds with respect to Sub-Pool HE, plus the Original Pre-Funded Amount, equals at least the Original Sub-Pool HE Certificate Principal Balance. By Cut-off Date Principal Balance, the Initial and Additional Home Equity Contracts represent at least 75% of the remainder of the Original Sub-Pool HE Certificate Principal Balance minus the Excess Proceeds in respect of Sub-Pool HE.

          b.   Characteristics.
               ---------------

               Home Improvement Contracts.  The Home Improvement Contracts have
               --------------------------
          the following characteristics: (i) 100% are secured by a mortgage, deed of trust or security deed on the related real estate; (ii) none has a remaining maturity of more than 300 months; (iii) none has a final scheduled payment date later than September 2022; (iv) not more than .018% of such Contracts (by Cut-off Date Principal Balance) has a Contract Interest Rate less than 8.29%; and (v) the weighted average (by Scheduled Principal Balance) of the Contract Interest Rates of Sub-Pool HI as of the Closing Date will not be more than 25 basis points less than the weighted average of the Contract Interest Rates of the Initial Home Improvement Contracts.

               No Initial Home Improvement Contract was originated before 1987 and none has a Contract Interest Rate less than 7.50%.

               No Additional Home Improvement Contract was originated before 1990 and none has a Contract Interest Rate less than 7.25%.

               Fixed Rate Home Equity Contracts.  The Fixed Rate Home Equity
               --------------------------------
          Contracts have the following characteristics: (i) 100% are secured by a mortgage, deed of trust or security deed on the related real estate;
          (ii) none has a remaining maturity of more than 360 months; and (iii) not more than 0.57% of such Contracts (by Cut-off Date Principal Balance) has a Contract Interest Rate less than 8.70%.

               No Initial Fixed Rate Home Equity Contract (i) has a final scheduled payment date later than August 2027; (ii) was originated before 1989; or (iii) has a Contract Interest Rate less than 7.25%.

                                      3-7

               No Additional Fixed Rate Home Equity Contract (i) has a final scheduled payment date later than September 2027; (ii) was originated before 1974; or (iii) has a Contract Interest Rate less than 7.25%.

               The weighted average (by Scheduled Principal Balance) loan to value ratio of the Fixed Rate Home Equity Contracts as of the Post-Funding Payment Date will not be more than 200 basis points more than such ratio with respect to the Initial Fixed Rate Home Equity Contracts.

               The weighted average (by Scheduled Principal Balance) of the Contract Interest Rates of the Fixed Rate Home Equity Contracts as of the Post-Funding Payment Date will not be more than 25 basis points less than the weighted average of the Contract Interest Rates of the Initial Fixed Rate Home Equity Contracts.

               The percentage (by Scheduled Principal Balance) of the Fixed Rate Home Equity Contracts as of the Post-Funding Payment Date which are identified by the Company under its standard underwriting criteria as "B," "C," and "D" credits will not be more than 300 basis points, 200 basis points, and 100 basis points, respectively, more than the percentage of Initial Fixed Rate Home Equity Contracts identified as B, C, and D credits.

               Adjustable Rate Home Equity Contracts.  The Adjustable Rate Home
               -------------------------------------
          Equity Contracts have the following characteristics: (i) 100% are secured by a mortgage, deed of trust or security deed on the related real estate; (ii) none has a remaining maturity of more than 360 months; (iii) the Contract Interest Rate on each is subject to annual or semiannual adjustment, after an initial period of up to 36 months, to equal the sum of (A) the per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks, as published in The Wall Street Journal, plus (B) a fixed percentage amount specified in the related Contract (the "gross margin"), provided that the Contract Interest Rate will not increase or decrease on any adjustment date by more than 3% per annum and will not exceed a maximum rate specified in the related Contract.

               No Initial Adjustable Rate Home Equity contract (i) has a final scheduled payment date later than August 2027; (ii) was originated before 1996; or (iii) has a gross margin of less than 3.75% or more than 11.0%.

               No Additional Adjustable Rate Home Equity Contract (i) has a final scheduled payment date later than September 2027; (ii) was originated

                                      3-8
          before 1997; or (iii) has a gross margin less than 1.00% or more than 9.00%.

               The weighted average (by Scheduled Principal Balance) loan to value ratio of the Adjustable Rate Home Equity Contracts as of the Post-Funding Payment Date will not be more than 200 basis points more than such ratio with respect to the Initial Adjustable Rate Home Equity Contracts.

               The weighted average (by Scheduled Principal Balance) of the Contract Interest Rates of the Adjustable Rate Home Equity Contracts as of the Post-Funding Payment Date will not be more than 25 basis points less than the weighted average of the Contract Interest Rates of the Initial Adjustable Rate Home Equity Contracts.

               The percentage (by Scheduled Principal Balance) of the Adjustable Rate Home Equity Contracts as of the Post-Funding Payment Date which are identified by the Company under its standard underwriting criteria as "B," "C," and "D" credits will not be more than 300 basis points, 200 basis points, and 100 basis points, respectively, more than the percentage of Initial Adjustable Rate Home Equity Contracts identified as B, C, and D credits.

     c.   Geographic Concentrations.
          -------------------------

          Home Improvement Contracts.  By Cut-off Date Principal Balance, 22.93%
          --------------------------
     of the Initial Home Improvement Contracts are secured by property located in California, 8.46% in Arizona, 6.29% in New Jersey, 6.19% in New York, and 5.77% in Florida. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Initial Home Improvement Contracts.

            By Cut-off Date Principal Balance, 21.50% of the Additional Home Improvement Contracts are secured by property located in California, 6.32% in Pennsylvania, 6.18% in Michigan, and 6.18% in New York. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Additional Home Improvement Contracts.

          No more than 1% of the Home Improvement Contracts by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

                                      3-9

          Fixed Rate Home Equity Contracts.  By Cut-off Date Principal Balance,
          --------------------------------
     7.22% of the Initial Fixed Rate Home Equity Contracts are secured by property located in Ohio, 6.20% in Georgia, 5.82% in Illinois, 5.14% in Alabama, 7.21% in Florida, 6.31% in North Carolina, 5.38% in Pennsylvania, and 5.77% in Virginia. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Initial Fixed Rate Home Equity Contracts.

          By Cut-off Date Principal Balance, 8.12% of the Additional Fixed Rate Home Equity Contracts are secured by property located in Ohio, 6.81% in Pennsylvania, 6.07% in North Carolina, 5.62% in Illinois, 5.09% in Florida, and 5.06% in Virginia. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Additional Fixed Rate Home Equity Contracts.

          No more than 1% of Fixed Rate Home Equity Contracts by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

          Adjustable Rate Home Equity Contracts.  By Cut-off Date Principal
          -------------------------------------
     Balance, 6.76% of the Initial Adjustable Rate Home Equity Contracts are secured by property located in Georgia, 10.54% in Texas, 9.33% in California, 5.37% in Washington and 5.45% in Michigan. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Initial Adjustable Rate Home Equity Contracts.

          By Cut-off Date Principal Balance, 13.65% of the Additional Adjustable Rate Home Equity Contracts are secured by property located in Virginia, 11.24% in Maryland, 10.32% in New Jersey, 8.94% in North Carolina, 6.18% in Michigan, 8.17% in Washington, 6.96% in Georgia, 6.34% in California, 5.19% in Ohio and 5.07% in Illinois. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Additional Adjustable Rate Home Equity Contracts.

          No more than 1% of the Adjustable Rate Home Equity Contracts by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

          d.   Marking Records.  The Company has caused the portions of the
               ---------------
     Electronic Ledger relating to the Contracts to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust and are owned by the Trust in accordance with the terms of the Trust created hereunder.

                                     3-10

          e.   No Adverse Selection.  No adverse selection procedures have been
               --------------------
     employed in selecting the Contracts.

          f.   Contractor/Lender Concentration.  No more than 5% of the Home
               -------------------------------
     Improvement Contracts and no more than 6.25% of the Home Equity Contracts, by Cut-off Date Principal Balance, were originated by any one contractor or lender (other than the Company).

          SECTION 3.04.  Representations and Warranties Regarding the Contract
                         -----------------------------------------------------
     Files.
     -----

          The Company represents and warrants to the Certificateholders and the Class C Certificateholders that:

          a.   Possession.  Immediately prior to the Closing Date, the Company
               ----------
     will have possession of each original Home Improvement Contract and Initial and Additional Home Equity Contract and the related Contract File. Immediately prior to each Subsequent Transfer Date, the Company will have possession of each original Subsequent Home Equity Contract and the related Contract File. There are and there will be no custodial agreements or servicing contracts in effect materially and adversely affecting the rights of the Company to make, or cause to be made, any delivery required hereunder.

          b.   Bulk Transfer Laws.  The transfer, assignment and conveyance of
               ------------------
     the Contracts and the Contract Files by the Company pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     SECTION 3.05.  Repurchases of Contracts for Breach of Representations and
                    ----------------------------------------------------------
Warranties.
----------

     a. Subject to Section 3.06, the Company shall repurchase a Contract, at its Repurchase Price, not later than 90 days after the day on which the Company, the Servicer or the Trustee first discovers or should have discovered a breach of a representation or warranty of the Company set forth in Sections 2.03, 3.02,
3.03 or 3.04, or in the Officer's Certificates delivered pursuant to Sections 2.02(j), or 2.03(b)((vii), that materially adversely affects the Trust's, the Certificateholders' or the Class C Certificateholders' interest in such Contract and which breach has not been cured; provided, however, that (i) in the event
                                     --------  -------
that a party other than the Company first becomes aware of such breach, such discovering party shall notify the Company in writing within 5 Business Days of the date of such discovery and (ii) with respect to any Contract incorrectly described on the List of Contracts with respect to Cut-off Date

                                     3-11

Principal Balance, which the Company would otherwise be required to repurchase pursuant to this Section, the Company may, in lieu of repurchasing such Contract, deposit in the Certificate Account within 90 days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy. Any such cash so deposited shall be distributed to Certificateholders and the Class C Certificateholders on the immediately following Payment Date as a collection of principal or interest on such Contract, according to the nature of the deficiency or discrepancy. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII.

     b. On or prior to the date that is the second anniversary of the Closing Date, the Company may, at its election, substitute an Eligible Substitute Contract for a Contract that it is obligated to repurchase pursuant to Section 3.05(a) (such Contract being referred to as the "Replaced Contract") upon satisfaction of the following conditions:

          (i) the Company shall have conveyed to the Trustee the Contract to be substituted for the Replaced Contract and the Contract File related to such Contract and the Company shall have marked the Electronic Ledger indicating that such Contract constitutes part of the Trust;

          (ii) the Contract to be substituted is an Eligible Substitute Contract and the Company delivers an Officers' Certificate, substantially in the form of Exhibit M-2 hereto, to the Trustee certifying that such Contract is an Eligible Substitute Contract;

          (iii) the Company shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement executed by the Company as debtor, naming the Trustee as secured party and filed in Minnesota, listing such Contract to be substituted as collateral;

          (iv) the Company shall have delivered to the Trustee an executed assignment to the Trustee on behalf of the Trust in recordable form for the mortgage securing such Contract to be substituted;

          (v) the Company shall have delivered to the Trustee an Opinion of Counsel (a) to the effect that the substitution of such Contract for such Replaced Contract will not cause the Master REMIC or Subsidiary REMIC to fail to qualify as a REMIC at any time under then applicable REMIC Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions and (b) to the effect of paragraph 9 of Exhibit I hereto; and

                                     3-12

          (vi) if the Scheduled Principal Balance of such Replaced Contract is greater than the Scheduled Principal Balance of the Contract to be substituted, the Company shall have deposited in the Certificate Account the amount of such excess and shall have included in the Officers' Certificate required by clause (ii) above a certification that such deposit has been made.

     Upon satisfaction of such conditions, the Trustee shall add such Contract to be substituted to, and delete such Replaced Contract from, the List of Contracts. Such substitution shall be effected prior to the first Determination Date that occurs more than 90 days after the Company becomes aware, or should have become aware, or receives written notice from the Trustee, of the breach referred to in Section 3.05(a). Promptly after any such substitution of a Contract, the Company shall give written notice of such substitution to S&P and Fitch.

     c. If the Company is required to repurchase a Contract under Section 3.05(a) or has elected to substitute an Eligible Substitute Contract for a Contract under Section 3.05(b), and if the reason for such repurchase or substitution is that the Company has failed to deliver to the Trustee the Contract File for the Contract to be repurchased or substituted for (except in the case of a failure to deliver evidence of the lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available), then, notwithstanding the time periods set out in Sections 3.05(a) and 3.05(b), the Company shall either (i) repurchase such Contract, at its respective Repurchase Price, within 30 days of the Closing Date, or (ii) substitute an Eligible Substitute Contract for the Contract within 90 days of the Closing Date.

     d. The Company shall defend and indemnify the Trustee, the Certificateholders, and the Class C Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty.

     SECTION 3.06.  No Repurchase Under Certain Circumstances.
                    -----------------------------------------

     Notwithstanding any provision of this Agreement to the contrary, no repurchase or substitution pursuant to Section 3.05 shall be made unless the Company (at its own expense) obtains for the Trustee an Opinion of Counsel addressed to the Trustee that any such repurchase or substitution would not, under the REMIC Provisions, (i) cause the Master REMIC or Subsidiary REMIC to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions within the meaning of Section 860F(a)(2) of the Code or (iii) constitute a contribution after the startup day subject to tax under Section 860G(d) of the Code. The Company diligently shall attempt to obtain such Opinion of Counsel. In the case of a

                                     3-13
repurchase or deposit pursuant to Section 3.05(a) or 3.05(b), the Company shall, notwithstanding the absence of such opinion as to the imposition of any tax as the result of such purchase or deposit, repurchase such Contract or make such deposit and shall guarantee the payment of such tax by paying to the Trustee the amount of such tax not later than five Business Days before such tax shall be due and payable to the extent that amounts previously paid over to and then held by the Trustee pursuant to Section 6.06 hereof are insufficient to pay such tax and all other taxes chargeable under Section 6.06. Pursuant to Section 6.06, the Servicer is hereby directed to withhold, and shall withhold and pay over to the Trustee, an amount sufficient to pay such tax and any other taxes imposed on "prohibited transactions" under Section 860F(a)(i) of the Code or imposed on "contributions after startup date" under Section 860G(d) of the Code from amounts otherwise distributable to the Class C Certificateholder. The Servicer shall give notice to the Trustee at the time of such repurchase of the amounts due from the Company pursuant to the guarantee of the Company described above and give notice as to who should receive such payment.

     The Trustee shall have no obligation to pay any such amounts pursuant to this Section other than from moneys provided to it by the Company or from moneys held in the funds and accounts created under this Agreement. The Trustee shall be deemed conclusively to have complied with this Section if it follows the directions of the Company.

     In the event any tax that is guaranteed by the Company pursuant to this
Section 3.06 is refunded to the Trust or otherwise is determined not to be payable, the Company shall be repaid the amount of such refund or that portion of any guarantee payment made by the Company that is not applied to the payment of such tax.

                                     3-14

                                   ARTICLE IV

PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS
-----------------------------------------------------------

     SECTION 4.01.  Transfer of Contracts.
                    ---------------------

     a. On or prior to the Closing Date, or the Subsequent Transfer Date in the case of Subsequent Home Equity Contracts, the Company shall deliver the Contract Files to the Trustee. The Trustee shall maintain the Contract Files at its office or with a duly appointed Custodian, who shall act as the agent of the Trustee on behalf of the Certificateholders. The Trustee may release a Contract File to the Servicer pursuant to Section 5.07. The Company has filed a form UCC-1 financing statement regarding the sale of the Contracts to the Trustee, and shall file continuation statements in respect of such UCC-1 financing statement as if such financing statement were necessary to perfect such sale. The Company shall take any other actions necessary to maintain the perfection of the sale of the Contracts to the Trustee.

     b. If at any time during the term of this Agreement the Company does not have a long-term senior debt rating of BBB+ or higher from both S&P and Fitch (if rated by Fitch), (i) the Company shall within 30 days execute and deliver to the Trustee (if it has not previously done so) endorsements of each Home Improvement Contract and assignments in recordable form of each mortgage, deed of trust or security deed securing a Home Improvement Contract, and (ii) the Trustee, at the Company's expense, shall within 60 days file in the appropriate recording offices the assignments to the Trustee on behalf of the Trust of each mortgage, deed of trust or security deed securing a Home Improvement Contract.

     c. If at any time during the term of this Agreement the Company does not have a long-term senior debt rating of A- or higher from both S&P and Fitch (if rated by Fitch), (i) the Company shall within 30 days execute and deliver to the Trustee (if it has not previously done so) endorsements of each Home Equity Contract and assignments in recordable form of each mortgage, deed of trust or security deed securing a Home Equity Contract, and (ii) the Trustee, at the Company's expense, shall within 60 days file in the appropriate recording offices the assignments to the Trustee on behalf of the Trust of each mortgage, deed of trust or security deed securing a Home Equity Contract; provided,
                                                                --------
however, that such execution and filing of the assignments with respect to the
-------
Home Equity Contracts shall not be required if the Trustee receives written confirmation from both S&P and Fitch that the ratings of the Certificates would not be reduced or withdrawn by the failure to execute and file such assignments.

     d. If, as of the first Payment Date following the end of the Pre-Funding Period, the aggregate Scheduled Principal Balance of Contracts secured by real property

                                      4-1
located in Maryland ("Maryland Contracts") exceeds 10% of the Pool Scheduled Principal Balance, the Company shall, within sixty (60) days, submit to the appropriate recording offices the assignments to the Trustee on behalf of the Trust of the number of mortgages, deeds of trust or security deeds required to reduce to less than 10% of the Pool Scheduled Principal Balance the aggregate Scheduled Principal Balance of Maryland Contracts as to which such assignments are not recorded.

     SECTION 4.02.  Costs and Expenses.
                    ------------------

     The Servicer agrees to pay all reasonable costs and disbursements in connection with the vesting (including the perfection and the maintenance of perfection, as against all third parties) in the Trust of all right, title and interest in and to the Contracts (including, without limitation, the mortgage or deed of trust on the related real estate granted thereby).

                                      4-2

                                   ARTICLE V

                             SERVICING OF CONTRACTS
                             ----------------------

     SECTION 5.01.  Responsibility for Contract Administration.
                    ------------------------------------------

     The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Company, if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of the Company, for so long as such subsidiary remains, directly or indirectly, a wholly owned subsidiary of the Company. Notwithstanding any such delegation the Company shall retain all of the rights and obligations of the Servicer hereunder. The Trustee, at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Company is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VII.

     The Servicer shall, with respect to each Contract which does not provide for a fixed interest rate over the life of the Contract, make adjustments to the interest rate and the payments due on such Contract in compliance with applicable regulatory adjustable mortgage loan requirements and the terms of the Contract. The Servicer shall establish procedures to monitor the interest rate adjustment dates and the interest rate in order to assure that it correctly calculates any applicable interest rate change, and it will comply with those procedures. The Servicer shall execute and deliver all appropriate notices required by the applicable adjustable mortgage loan laws and regulations and the Contracts regarding such interest rate adjustments and payment adjustments.

     SECTION 5.02.  Standard of Care.
                    ----------------

     In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care required by FHA (in the case of FHA-Insured Contracts) and otherwise consistent with the highest degree of skill and care that the Servicer exercises with respect to similar contracts (including manufactured housing contracts) serviced by the Servicer; provided, however, that such degree of
                                     --------  -------
skill and care shall be at least as favorable as the degree of skill and care generally applied by prudent servicers of home improvement contracts and home equity loans for prudent institutional investors.

                                      5-1

     SECTION 5.03.  Records.
                    -------

     The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Contract.

     SECTION 5.04.  Inspection.
                    ----------

     a. At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts, which have not previously been provided to the Trust, and will cause its personnel to assist in any examination of such records by the Trustee. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may make, the Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to Article VI and compliance with the standards represented to exist as to each Contract in this Agreement.

     b. At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Certificateholders.

     c. A Certificateholder holding Certificates representing in the aggregate at least 5% of the Aggregate Certificate Principal Balance shall have the rights of inspection afforded to the Trustee pursuant to this Section 5.04.

     SECTION 5.05.  Certificate Account.
                    -------------------

     a. On or before the Closing Date, the Company shall establish the Certificate Account on behalf of the Trust, which shall be an Eligible Account. The Servicer shall pay into the Certificate Account, as promptly as practicable (not later than the next Business Day) following receipt thereof, all amounts received with respect to the Contracts, including all proceeds of FHA Insurance claims received by the Servicer, other than extension fees and assumption fees, which fees shall be retained by the Servicer as compensation for servicing the Contracts, and other than Liquidation Expenses permitted by Section 5.08. The Trustee shall pay into the Certificate Account as promptly as practicable all proceeds of FHA Insurance claims with respect to FHA-Insured Contracts received by the Trustee. The Trustee shall hold all amounts paid into the Certificate Account under this Agreement in trust for the Trustee, the Certificateholders and the

                                      5-2

Class C Certificateholders until payment of any such amounts is authorized under this Agreement. Only the Trustee may withdraw funds from the Certificate Account.

     b. If the Servicer so directs, the institution maintaining the Certificate Account shall, in the name of the Trustee in its capacity as such, invest the amounts in the Certificate Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Payment Date. Any investment of funds in the Certificate Account shall be made in Eligible Investments held by a financial institution in accordance with the following requirements: (1) all Eligible Investments shall be held in an account with such financial institution in the name of the Trustee, and the agreement governing such account shall be governed by the laws of the State of Minnesota, (2) with respect to securities held in such account, such securities shall be (i) certificated securities (as such term is used in N.Y. U.C.C. (S) 8-313(d)(i)), securities deemed to be certificated securities under applicable regulations of the United States government, or uncertificated securities issued by an issuer organized under the laws of the State of New York or the State of Delaware, (ii) either (A) in the possession of such institution, (B) in the possession of a clearing corporation (as such term is used in Minn. Stat. (S) 336.8-313(g)) in the State of New York, registered in the name of such clearing corporation or its nominee, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Trustee's security interest therein, and held by such clearing corporation in an account of such institution, (C) held in an account of such institution with the Federal Reserve Bank of New York or the Federal Reserve Bank of Minneapolis, or (D) in the case of uncertificated securities, issued in the name of such institution, and (iii) identified, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and such institution shall have sent the Trustee a confirmation thereof, and (3) with respect to repurchase obligations held in such account, such repurchase obligations shall be identified by such institution, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and the related securities shall be held in accordance with the requirements of clause (2) above. Once such funds are invested, such institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Certificate Account and distributed on such Payment Date pursuant to Sections 8.04(b) and (d). Losses, if any, realized on amounts in the Certificate Account invested pursuant to this paragraph shall first be credited against undistributed investment earnings on amounts in the Certificate Account invested pursuant to this paragraph, and shall thereafter be deemed to reduce the amount on deposit in the Certificate Account and otherwise available for distribution to Certificateholders and the Class C Certificateholder pursuant to Section
8.01. The Company, the Servicer and the Trustee shall in no way be liable for losses on amounts invested in accordance with the provisions hereof. Funds in the Certificate Account not

                                      5-3
so invested must be insured to the extent permitted by law by the Federal Deposit Insurance Corporation. "Eligible Investments" are any of the following:
                                 --------------------

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee or any Affiliate of the Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term debt obligations of such depository institution or trust company are rated at least at least A-1 by S&P and F-1 by Fitch (if rated by Fitch) and (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

          (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have a rating of AAA by both S&P and Fitch, and whose only investments are in securities described in clauses (i) and (ii) above;

          (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

          (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least AA from both S&P and Fitch (if rated by Fitch) at the time of such investment; provided,
                                                                   --------
     however, that securities issued by any particular corporation will not be
     -------
     Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed 10% of amounts held in the Certificate Account;

          (vi) commercial paper having a rating of at least A-1+ from S&P and at least F-1+ from Fitch (if rated by Fitch) at the time of such investment; and

          (vii) other obligations or securities that are acceptable to both S&P and Fitch as an Eligible Investment hereunder and will not reduce the rating assigned to any Class of Certificates by both S&P and Fitch below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by both S&P and Fitch, as evidence in writing;

Provided that any such investment must constitute a "cash flow investment" within the meaning of the REMIC PROVISIONS

                                      5-4

     The Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments.

     c. If at any time the Trustee receives notice (from S&P, Fitch, the Servicer or otherwise) that the Certificate Account has ceased to be an Eligible Account, the Trustee shall, as soon as practicable but in no event later than five Business Days of the Trustee's receipt of such notice, transfer the Certificate Account and all funds and Eligible Investments therein to an Eligible Account. Following any such transfer, the Trustee shall notify S&P, Fitch and the Servicer of the location of the Certificate Account.

     SECTION 5.06.  Enforcement.
                    -----------

     a. The Servicer shall, consistent with customary servicing procedures, act with respect to the Contracts in such manner as will maximize the receipt of principal and interest on such Contracts and Liquidation Proceeds with respect to Liquidated Contracts. The Company shall pay all FHA Insurance premiums required by FHA Regulations in respect of FHA-Insured Contracts; if the Company is no longer the Servicer and fails to pay such FHA Insurance premiums, the successor Servicer shall pay such premiums and shall be entitled to reimbursement therefor in accordance with Section 8.04. The Servicer shall comply with FHA Regulations in servicing FHA-Insured Contracts so that the related FHA Insurance remains in full force and effect, except for good-faith disputes relating to FHA Regulations or such FHA Insurance.

     b. In accordance with the standard of care specified in Paragraph 5.02, the Servicer may, in its own name, if possible, or as agent for the Trust, commence proceedings for the foreclosure of any subject real estate, and may (with respect to an FHA-Insured Contract) submit a claim to FHA in lieu of commencing foreclosure proceedings, or may take such other steps that in the Servicer's reasonable judgment will maximize Liquidation Proceeds with respect to the Contract, including, for example, the sale of the Contract to a third party for foreclosure or enforcement and, in the case of any default on a related prior mortgage loan, the advancing of funds to correct such default and the advancing of funds to pay off a related prior mortgage loan, which advances are Liquidation Expenses that will be reimbursed to the Servicer out of related Liquidation Proceeds before the related Net Liquidation Proceeds are paid to Certificateholders and the Class C Certificateholder. The Servicer shall also deposit in the Certificate Account any Net Liquidation Proceeds received in connection with any Contract which became a Liquidated Contract in a prior Due Period.

     c. The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If,

                                      5-5
however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the Certificateholders and the Class C Certificateholder.

     d. The Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Certificate Account that the Servicer in good faith believes is required because of prepayment in full of the Contract. The Servicer will not permit any rescission or cancellation of any Contract.

     e. The Servicer shall enforce any due-on-sale clause in a Contract if such enforcement is called for under its then current servicing policies for obligations similar to the Contracts, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Contract is permitted by the Servicer, upon conveyance of the related property the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith.

     f. If, following the termination of the Trust pursuant to Section 12.04, HUD demands reimbursement of an FHA Insurance claim paid on an FHA-Insured Contract prior to the termination of the Trust, the Servicer agrees that it will not seek to recover any such amount from the Trustee or the Certificateholders.

     g. Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Contract at a time when such Contract is not in default or such default is not reasonably foreseeable, if such modification or waiver would both (i) be treated as a taxable exchange under Section 1001 of the Code or any proposed, temporary or final Treasury Regulations promulgated thereunder and (ii) cause the Trust to fail to qualify as a REMIC or cause the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

     SECTION 5.07.  Trustee to Cooperate.
                    --------------------

     a. Upon payment in full on any Contract, the Servicer will notify the Trustee and the Company (if the Company is not the Servicer) on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Certificate Account pursuant to Section 5.05 have been so deposited) and shall request delivery of the Contract and Contract File to the Servicer. Upon receipt of such delivery and request, the Trustee shall promptly release

                                      5-6
or cause to be released such Contract and Contract File to the Servicer. Upon receipt of such Contract and Contract File, each of the Company (if different from the Servicer) and the Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate any lien on the related real estate. The Servicer shall determine when a Contract has been paid in full; provided that, to the extent that
                                       --------
insufficient payments are received on a Contract credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds, without any right of reimbursement therefor (except from additional amounts recovered from the related Obligor or otherwise in respect of such Contract), and deposited in the Certificate Account.

     b. If the Servicer elects to submit a claim to FHA under the FHA Insurance in respect of an FHA-Insured Contract and payment is received from FHA, the Servicer shall notify the Trustee and the Company (if the Company is not the Servicer) on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Certificate Account pursuant to Section 5.05 have been so deposited) and shall request delivery of the Contract and Contract File to the Servicer. Upon receipt of such delivery and request, the Trustee shall promptly release or cause to be released such Contract and Contract File to the Servicer.

     c. From time to time as appropriate for servicing, foreclosing, and making a claim for FHA Insurance coverage in connection with an FHA-Insured Contract, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Contract and the related Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to Contracts.

     d. The Servicer's receipt of a Contract and/or Contract File shall obligate the Servicer to return the original Contract and the related Contract File to the Trustee when its need by the Servicer has ceased unless the Contract shall be liquidated or repurchased or replaced as described in Section 3.05 or 8.06.

     SECTION 5.08.  Costs and Expenses.
                    ------------------

     Except as provided in Sections 8.04(b) and (d) for the reimbursement of Advances, all costs and expenses incurred by the Servicer in carrying out its duties

                                      5-7
hereunder (including payment of FHA Insurance premiums, payment of the Trustee's fees pursuant to Section 11.06, fees and expenses of accountants and payments of all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of Contracts and foreclosures upon real estate securing any such Contracts) and all other fees and expenses not expressly stated hereunder to be for the account of the Trust) shall be paid by the Servicer and the Servicer shall not (except as otherwise provided in Section 8.04(b)(10) or Section 8.04(d)(10), as applicable) be entitled to reimbursement hereunder, except that the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Contract (including FHA Insurance proceeds) for customary out-of-pocket Liquidation Expenses incurred by it. The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Contract. The Servicer's out-of-pocket Liquidation Expenses in connection with the submission of a claim to FHA currently do not exceed $100 per Contract.

     If the Servicer fails to make a timely interest rate or monthly payment adjustment on a Contract which does not provide for a fixed interest rate over the life of the Contract, the Servicer shall use its own funds to satisfy any shortage in the Obligor's remittance so long as such shortage shall continue; any such amount paid by the Servicer shall be reimbursable to it from any subsequent amounts collected on account of the related Contract with respect to such adjustments.

     SECTION 5.09.  Maintenance of Insurance.
                    ------------------------

     The Servicer shall at all times keep in force a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement, and a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among persons who service a portfolio of home improvement contracts and home equity loans having an aggregate principal amount of $10,000,000 or more, and which are generally regarded as servicers acceptable to institutional investors. The Servicer shall cause to be maintained with respect to any real property securing an FHA-Insured Contract such hazard insurance and flood insurance as may be required by the FHA Regulations, it being understood that at the Closing Date hazard insurance was not required to be maintained under the FHA Regulations. The Servicer shall cause to be maintained with respect to the real property securing a conventional Contract hazard insurance (excluding flood insurance coverage) if such conventional Contract is secured by a first priority mortgage, deed of trust or security deed or the initial principal balance of such conventional Contract exceeds $30,000.

     SECTION 5.10.  Merger or Consolidation of Servicer.
                    -----------------------------------

                                      5-8

     Any Person into which the Servicer may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party shall be the successor of the Servicer hereunder, provided such Person shall be an Eligible Servicer,
                        --------
without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall promptly notify S&P and Fitch in the event it is a party to any merger, conversion or consolidation.

                                      5-9

                                   ARTICLE VI

                            REPORTS AND TAX MATTERS
                            -----------------------

     SECTION 6.01.  Monthly Reports.
                    ---------------

     a. No later than one Business Day following each Determination Date, the Servicer shall deliver to the Trustee, S&P and Fitch a Monthly Report,
                                                       --------------
substantially in the form of Exhibit Q hereto.

     b.   If the applicable Monthly Report indicates that there is a Class HI:
M-1 Interest Deficiency Amount, a Class HI: M-2 Interest Deficiency Amount and/or a Class HI: B-1 Interest Deficiency Amount, the Servicer shall promptly notify the Trustee, by telephone, of the aggregate amount of such Class HI: M-1 Interest Deficiency Amount, Class HI: M-2 Interest Deficiency Amount and Class
HI: B-1 Interest Deficiency Amount. The Trustee must promptly determine the total amount of funds in the Certificate Account in respect of the Home Improvement Contracts on the Determination Date (or the most recent date practicable), and promptly notify the Servicer, by telephone, of such amount.
If the Servicer determines that the total amount of funds in the Certificate Account so reported by the Trustee (after giving effect to the withdrawal of the Sub-Pool HI Amount Available and any Class HI: B-2 Guaranty Payment for the related Payment Date) will be sufficient to pay in full any Class HI: M-1 Interest Deficiency Amount, Class HI: M-2 Interest Deficiency Amount and Class
HI: B-1 Interest Deficiency Amount, the Servicer shall so indicate on the Monthly Report. If the Servicer determines that the total amount of funds in the Certificate Account so reported by the Trustee (after giving effect to the withdrawal of the Sub-Pool HI Amount Available and any Class HI: B-2 Guaranty Payment for the related Payment Date) will not be sufficient to pay in full any Class HI: M-1 Interest Deficiency Amount, Class HI: M-2 Interest Deficiency Amount and Class HI: B-1 Interest Deficiency Amount, the Servicer shall promptly notify the Trustee, by telephone, of the remaining deficiency. On the day two Business Days prior to the related Payment Date, the Trustee shall determine the total amount of funds in the Certificate Account available to pay such remaining deficiency in accordance with Section 8.04(c) and shall promptly notify the Servicer of such amount. If the total amount of funds in the Certificate Account available in accordance with Section 8.04(c) is not sufficient to pay the remaining deficiency, the Trustee shall promptly notify the Servicer, and shall reflect such deficiency in the reports delivered to Certificateholders pursuant to Section 6.05.

     c.   If the applicable Monthly Report indicates that there is a Class HE:
M-1 Interest Deficiency Amount, a Class HE: M-2 Interest Deficiency Amount and/or a Class HE: B-1 Interest Deficiency Amount, the Servicer shall promptly notify the Trustee, by telephone, of the aggregate amount of such Class HE: M-1 Interest Deficiency Amount,

                                      6-1

Class HE: M-2 Interest Deficiency Amount and Class HE: B-1 Interest Deficiency Amount. The Trustee must promptly determine the total amount of funds in the Certificate Account in respect of the Home Equity Contracts on the Determination Date (or the most recent date practicable), and promptly notify the Servicer, by telephone, of such amount. If the Servicer determines that the total amount of funds in the Certificate Account so reported by the Trustee (after giving effect to the withdrawal of the Sub-Pool HE Amount Available and any Class HE: B-2 Guaranty Payment for the related Payment Date) will be sufficient to pay in full any Class HE: M-1 Interest Deficiency Amount, Class HE: M-2 Interest Deficiency Amount and Class HE: B-1 Interest Deficiency Amount, the Servicer shall so indicate on the Monthly Report. If the Servicer determines that the total amount of funds in the Certificate Account so reported by the Trustee (after giving effect to the withdrawal of the Sub-Pool HE Amount Available and any Class HE: B-2 Guaranty Payment for the related Payment Date) will not be sufficient to pay in full any Class HE: M-1 Interest Deficiency Amount, Class
HE: M-2 Interest Deficiency Amount and Class HE: B-1 Interest Deficiency Amount, the Servicer shall promptly notify the Trustee, by telephone, of the remaining deficiency. On the day two Business Days prior to the related Payment Date, the Trustee shall determine the total amount of funds in the Certificate Account available to pay such remaining deficiency in accordance with Section 8.04(e) and shall promptly notify the Servicer of such amount. If the total amount of funds in the Certificate Account available in accordance with Section 8.04(e) is not sufficient to pay the remaining deficiency, the Trustee shall promptly notify the Servicer, and shall reflect such deficiency in the reports delivered to Certificateholders pursuant to Section 6.05.

     SECTION 6.02.  Officer's Certificate.
                    ---------------------

     Each Monthly Report pursuant to Section 6.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit K, certifying the accuracy of the Monthly Report and that no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

     SECTION 6.03.  Other Data.
                    ----------

     In addition, the Company and (if different from the Company) the Servicer shall, on request of the Trustee, S&P or Fitch, furnish the Trustee, S&P and/or Fitch such underlying data as may be reasonably requested.

     SECTION 6.04.  Annual Report of Accountants.
                    ----------------------------

     On or before May 1 of each year, commencing May 1, 1998, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the

                                      6-2

American Institute of Certified Public Accountants to issue to the Servicer a report that such firm has examined selected documents, records and management's assertions relating to loans serviced by the Servicer and stating that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any successor uniform program, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted attestation standards requires it to report.

     SECTION 6.05.  Statements to Certificateholders and Class C
                    --------------------------------------------
Certificateholders.
------------------

     a. The Servicer shall prepare and furnish to the Trustee the statements specified below relating to the Class HI: A Certificates, the Class HI: M Certificates, the Class HI: B Certificates, the Class HE: A Certificates, the Class HE: M Certificates and the Class HE: B Certificates on or before the third Business Day next preceding each Payment Date.

     b. Concurrently with each distribution to Certificateholders, the Trustee shall, so long as it has received the Monthly Report from the Servicer, forward or cause to be forwarded by mail to each Holder of a Class HI: A Certificate and (if the Company is not the Servicer) the Company a statement setting forth the following:

          (i) the amount of such distribution to Holders of each Class of Class HI: A Certificates allocable to interest, separately identifying any Unpaid Class HI: A Interest Shortfall included in such distribution and any remaining Unpaid Class HI: A Interest Shortfall after giving effect to such distribution ;


          (ii) the amount of such distribution to Holders of each Class of Class HI: A Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the Class HI: A Formula Distribution Amount for such Payment Date exceeds the Class HI: A Distribution Amount for such Payment Date;

          (iv) the Class HI: A-1 Principal Balance, the Class HI: A-2 Principal Balance, and the Class HI: A-3 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Pool Scheduled Principal Balance of Sub-Pool HI for such Payment Date;

                                      6-3

          (vi)   the Sub-Pool HI Senior Percentage for such Payment Date;

          (vii)  the Sub-Pool HI Pool Factor;

          (viii) the number and aggregate principal balances of Home Improvement Contracts delinquent (a) 31-59 days and (b) 60 or more days;

          (ix) the Class HI: B Principal Balance Test (as set forth in Exhibit Q hereto);

          (x) the Class HI: B Principal Distribution Test (as set forth in Exhibit Q hereto);

          (xi) the Class HI: M-1 Interest Deficiency Amount, if any, for such Payment Date;

          (xii) the Class HI: M-2 Interest Deficiency Amount, if any, for such Payment Date;

          (xiii) the Class HI: B-1 Interest Deficiency Amount, if any, for such Payment Date;

          (xiv) the number of Liquidated Home Improvement Contracts, identifying such Contracts and the Net Liquidation Loss on such Contracts;

          (xv) the aggregate number and principal amount of FHA-Insured Contracts on which either (i) the Servicer has submitted a claim for FHA Insurance, HUD rejected such claim and the Servicer has determined not to resubmit such claim, or (ii) the Servicer has determined not to submit a claim for FHA Insurance because such claim would not be paid by HUD; and

          (xvi) the amount in the Company's FHA Insurance reserve available to pay FHA Insurance claims on the FHA-Insured Contracts.

          The Trustee and the Servicer shall, if any Certificateholder, Class C Certificateholder or Underwriter inquires by telephone, provide the information contained in the most recent Monthly Report.

          In the case of information furnished pursuant to clauses (i) through
(iv) above, the amounts shall be expressed as a dollar amount per Class HI: A Certificate with a 1% Percentage Interest or per $1,000 denomination of Class
HI: A Certificate.

                                      6-4

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: A Certificate a statement containing the information with respect to interest accrued and principal paid on its Class HI: A Certificates during such calendar year. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          c. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HI: M-1 Certificate a copy of the monthly statement forwarded to the Holders of Class HI: A Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class HI: M-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HI: M-1 Certificates allocable to interest, separately identifying any Unpaid Class
     HI: M-1 Interest Shortfall included in such distribution and any remaining Unpaid Class HI: M-1 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HI: M-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the Class HI: M-1 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HI Amount Available less the Class HI: A Distribution Amount for such Payment Date;

          (iv) the Class HI: M-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HI: M-1 Liquidation Loss Interest Shortfall after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(b)(8)(i); and

          (vi)   the information set forth in clauses (v) through (xvi) of
     Section 6.05(b).

          In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HI: M-1 Certificate with

                                      6-5
     a 1% Percentage Interest or per $1,000 denomination of Class HI: M-1 Certificate.

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: M-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HI: M-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          d. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HI: M-2 Certificate a copy of the monthly statements forwarded to the Holders of Class HI: A and Class
     HI: M-1 Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class HI: M-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HI: M-2 Certificates allocable to interest, separately identifying any Unpaid Class
     HI: M-2 Interest Shortfall included in such distribution and any remaining Unpaid Class HI: M-2 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HI: M-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the Class HI: M-2 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HI Amount Available less the sum of the Class HI: A Distribution Amount and the Class
     HI: M-1 Distribution Amount for such Payment Date;

          (iv) the Class HI: M-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HI: M-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(b)(8)(ii); and


                                      6-6

          (vi) the information set forth in clauses (v) through (xvi) of Section 6.05(b).

          In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HI: M-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HI: M-2 Certificate.

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: M-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HI: M-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          e. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HI: B-1 Certificate a copy of the monthly statements forwarded to the Holders of Class HI: A and Class
     HI: M Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class HI: B-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HI: B-1 Certificates allocable to interest, separately identifying any Unpaid Class
     HI: B-1 Interest Shortfall included in such distribution and any remaining Unpaid Class HI: B-1 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HI: B-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the Class HI: B-1 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HI Amount Available less the sum of the Class HI: A Distribution Amount, the Class
     HI: M-1 Distribution Amount and the Class HI: M-2 Distribution Amount for such Payment Date;

          (iv) the Class HI: B-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

                                      6-7

          (v) the Unpaid Class HI: B-1 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(b)(8)(iii);

          (vi)   the Class HI: B Percentage for such Payment Date; and

          (vii)  the information set forth in clauses (v) through (xvi) of
     Section 6.05(b).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HI: B-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HI: B-1 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: B-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HI: B-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     f. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HI: B-2 Certificate a copy of the monthly statements forwarded to the Holders of Class HI: A, Class HI: M and Class HI: B-1 Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class HI: B-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HI: B-2 Certificates allocable to interest, separately identifying any Unpaid Class
     HI: B-2 Interest Shortfall included in such distribution and any remaining Unpaid Class HI: B-2 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HI: B-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the sum of the Class HI: B-2 Formula Distribution Amount and the Class HI: B-2 Liquidation Loss Principal Amount, if

                                      6-8
     any, for such Payment Date exceeds the Class HI: B-2 Distribution Amount for such Payment Date;

          (iv) the Class HI: B-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HI: B-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(b)(8)(iv);

          (vi)   the Class HI: B Percentage for such Payment Date; and

          (vii)  the information set forth in clauses (v) through (xvi) of
     Section 6.05(b).

     In the case of the information in clauses (i) through (iv) and (ix) above, the amounts shall be expressed as a dollar amount per Class HI: B-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HI: B-2 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: B-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HI: B-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     g. Concurrently with each distribution to Certificateholders, the Trustee shall, so long as it has received the Monthly Report from the Servicer, forward or cause to be forwarded by mail to each Holder of a Class HE: A Certificate and (if the Company is not the Servicer) the Company a statement setting forth the following:

          (i) the amount of such distribution to Holders of each Class of Class HE: A Certificates allocable to interest, separately identifying any Unpaid Class HE: A Interest Shortfall included in such distribution and any remaining Unpaid Class HE: A Interest Shortfall after giving effect to such distribution ;


          (ii) the amount of such distribution to Holders of each Class of Class HE: A Certificates allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, and (B) that portion of

                                      6-9
     any such distribution to Class HE: A-7 Certificateholders constituting Class HE: A-7 Lockout Pro Rata Distribution Amount;

          (iii) the amount, if any, by which the Class HE: A Formula Distribution Amount for such Payment Date exceeds the Class HE: A Distribution Amount for such Payment Date;

          (iv) the Class HE: A-1 ARM Principal Balance, the Class HE: A-1 Principal Balance, the Class HE: A-2 Principal Balance, the Class HE: A-3 Principal Balance, the Class HE: A-4 Principal Balance, the Class HE: A-5 Principal Balance, the Class HE: A-6 Principal Balance, the Class HE: A-7 Principal Balance and the Class HE: A-8 IO Notional Principal Amount after giving effect to the distribution of principal on such Payment Date;

          (v) the Pool Scheduled Principal Balance of Sub-Pool HE, and of that amount the aggregate Scheduled Principal Balance of the Adjustable Rate Home Equity Contracts, for such Payment Date;

          (vi) the Sub-Pool HE Senior Percentage and the Class HE: A-7 Lockout Percentage for such Payment Date;

          (vii)  the Sub-Pool HE Pool Factor;

          (viii) the number and aggregate principal balances of Home Equity Contracts, identifying separately the Adjustable Rate Home Equity Contracts, delinquent (a) 30-59 days and (b) 60 or more days;

          (ix) the Class HE: B Principal Balance Test (as set forth in Exhibit Q hereto)

          (x) the Class HE: B Principal Distribution Test (as set forth in Exhibit Q hereto);

          (xi) the Class HE: M-1 Interest Deficiency Amount, if any, for such Payment Date;

          (xii) the Class HE: M-2 Interest Deficiency Amount, if any, for such Payment Date;

          (xiii) the Class HE: B-1 Interest Deficiency Amount, if any, for such Payment Date;

                                     6-10

          (xiv) the number of Liquidated Home Equity Contracts, identifying such Contracts (including those which are Adjustable Rate Home Equity Contracts) and the Net Liquidation Loss on such Contracts; and

          (xv) the Pre-Funded ARM Amount and the Pre-Funded Fixed Rate Amount as of such Payment Date.

     The Trustee and the Servicer shall, if any Certificateholder, Class C Certificateholder or Underwriter inquires by telephone, provide the information contained in the most recent Monthly Report.

     In the case of information furnished pursuant to clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HE: A Certificate with a 1% Percentage Interest or per $1,000 denomination of Class
HE: A Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HE: A Certificate a statement containing the information with respect to interest accrued and principal paid on its Class HE: A Certificates during such calendar year. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     h. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HE: M-1 Certificate a copy of the monthly statement forwarded to the Holders of Class HE: A Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class HE: M-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HE: M-1 Certificates allocable to interest, separately identifying any Unpaid Class
     HE: M-1 Interest Shortfall included in such distribution and any remaining Unpaid Class HE: M-1 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HE: M-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

                                     6-11

          (iii) the amount, if any, by which the Class HE: M-1 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HE Amount Available less the Class HE: A Distribution Amount for such Payment Date;

          (iv) the Class HE: M-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HE: M-1 Liquidation Loss Interest Shortfall after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(d)(8)(i); and

          (vi)   the information set forth in clauses (v) through (xv) of
     Section 6.05(g).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HE: M-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HE: M-1 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HE: M-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HE: M-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     i. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HE: M-2 Certificate a copy of the monthly statements forwarded to the Holders of Class HE: A and Class HE: M-1 Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class HE: M-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HE: M-2 Certificates allocable to interest, separately identifying any Unpaid Class
     HE: M-2 Interest Shortfall included in such distribution and any remaining Unpaid Class HE: M-2 Interest Shortfall after giving effect to such distribution;

                                     6-12

          (ii) the amount of such distribution to Holders of Class HE: M-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the Class HE: M-2 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HE Amount Available less the sum of the Class HE: A Distribution Amount and the Class
     HE: M-1 Distribution Amount for such Payment Date;

          (iv) the Class HE: M-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HE: M-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(d)(8)(ii); and

          (vi)   the information set forth in clauses (v) through (xv) of
     Section 6.05(g).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HE: M-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HE: M-2 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HE: M-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HE: M-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     j. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HE: B-1 Certificate a copy of the monthly statements forwarded to the Holders of Class HE: A and Class HE: M Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class HE: B-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HE: B-1 Certificates allocable to interest, separately identifying any Unpaid Class
     HE: B-1

                                     6-13

     Interest Shortfall included in such distribution and any remaining Unpaid Class HE: B-1 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HE: B-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the Class HE: B-1 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HE Amount Available less the sum of the Class HE: A Distribution Amount, the Class
     HE: M-1 Distribution Amount and the Class HE: M-2 Distribution Amount for such Payment Date;

          (iv) the Class HE: B-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(d)(8)(iii);

          (vi)   the Class HE: B Percentage for such Payment Date; and

          (vii)  the information set forth in clauses (v) through (xv) of
     Section 6.05(g).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HE: B-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HE: B-1 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HE: B-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HE: B-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     k. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HE: B-2 Certificate a copy of the monthly statements forwarded to the Holders of Class HE: A, Class HE: M and Class HE: B-1 Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall

                                     6-14
forward such information to the Class HE: B-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HE: B-2 Certificates allocable to interest, separately identifying any Unpaid Class
     HE: B-2 Interest Shortfall included in such distribution and any remaining Unpaid Class HE: B-2 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HE: B-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the sum of the Class HE: B-2 Formula Distribution Amount and the Class HE: B-2 Liquidation Loss Principal Amount, if any, for such Payment Date exceeds the Class HE: B-2 Distribution Amount for such Payment Date;

          (iv) the Class HE: B-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(d)(8)(iv);

          (vi)   the Class HE: B Percentage for such Payment Date; and

          (vii)  the information set forth in clauses (v) through (xv) of
     Section 6.05(g).

     In the case of the information in clauses (i) through (iv) and (ix) above, the amounts shall be expressed as a dollar amount per Class HE: B-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HE: B-2 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HE: B-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HE: B-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

                                     6-15

     l. Copies of all reports and statements provided to the Trustee for the Certificateholders shall also be provided to S&P, Fitch and the Class C Certificateholders.

     SECTION 6.06.  Payment of Taxes.
                    ----------------

     The Servicer shall be responsible for and agrees to prepare, make and timely file all federal, state, local or other tax returns, information statements and other returns and documents of every kind and nature whatsoever required to be made or filed by or on behalf of the Trust pursuant to the Code and other applicable tax laws and regulations. Each such return, statement and document shall, to the extent required by the Code or other applicable law and at the request of the Servicer, be signed on behalf of the Trust by the Trustee. The Trustee shall have no responsibility whatsoever for the accuracy or completeness of any such return, statement or document. The Servicer agrees to indemnify the Trustee and hold it harmless for, from, against and in respect to any and all liability, loss, damage and expense which may be incurred by the Trustee based upon or as a result of the Trustee's execution of any and all such tax returns, statements and documents. The Servicer, if and for so long as it is a Class C Certificateholder, shall be designated the "tax matters person" on behalf of the Trust in the same manner as a partnership may designate a "tax matters partner," as such term is defined in Section 6231(a)(7) of the Code. To the extent permitted by the REMIC Provisions, any subsequent holder of a Class C Certificate, by acceptance thereof, irrevocably designates and appoints the Servicer as its agent to perform the responsibilities of the "tax matters person" on behalf of the Trust if, and during such time as, the Servicer is not the holder of a Class C Certificate. The Servicer may, at its expense, retain such outside assistance as it deems necessary in the performance of its obligations under this paragraph. The Servicer shall provide to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

     Each of the Holders of the Certificates or the Class C Certificates, by acceptance thereof, agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust. The Servicer, as tax matters person or as agent for the tax matters person, shall represent the Trust in connection with all examinations of the Trust's affairs by tax authorities, including resulting administrative and judicial proceedings. Each of the holders of the Certificates and Class C Certificates, by acceptance thereof, agrees to cooperate with the Servicer in such matters and to do or refrain from doing any or all things reasonably required by the Servicer to conduct such proceedings, provided that no such action shall be required by the Servicer of
             --------
any Certificateholder that would entail unnecessary or unreasonable expenses for such Certificateholder in the performance of such action.


                                     6-16

     The Class C Master Certificateholders and Class C Subsidiary Certificateholders shall pay, on behalf of the Trust, any foreign, federal, state or local income, property, excise, sales, receipts or any other similar or related taxes or charges which may be imposed upon the Master REMIC or Subsidiary REMIC, respectively, as a REMIC or otherwise and shall, to the extent provided in Section 10.06, be entitled to be reimbursed out of the Certificate Account or, if such tax or charge results from a failure by the Trustee, the Company or any Servicer to comply with the provisions of Section 2.04 or 3.06, or a failure by any Servicer to comply with the provisions of Section 6.06, the Trustee, the Company or such Servicer, as the case may be, shall indemnify the Class C Certificateholders for the payment of any such tax or charge. The Trustee shall be entitled to withhold from amounts otherwise distributable to the Class C Certificateholders any taxes or charges payable by the Class C Certificateholders hereunder.

     In the event a Class C Certificate is transferred to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code, pursuant to
Section 860D(a)(6)(B) of the Code the Company shall provide to the Internal Revenue Service and the persons specified in Sections 860(E)(e)(5) and (6) of the Code all information necessary for the application of Section 860E(e) and any other applicable provision of the Code with respect to the transfer of a Class C Certificate to such a disqualified organization including, without limitation, a computation showing the present value of the total anticipated excess inclusions with respect to such Class C Certificate for periods after the transfer as defined in the REMIC Provisions. In addition, to the extent required by the REMIC Provisions, the Company shall, upon the written request of persons designated in Section 860E(e)(5) of the Code, furnish to such requesting party and the Internal Revenue Service information sufficient to compute the present value of anticipated excess inclusions within 60 days of the receipt of such written request.

                                     6-17

                                  ARTICLE VII

                                SERVICE TRANSFER
                                ----------------

     SECTION 7.01.  Events of Termination.
                    ---------------------

     "Event of Termination" means the occurrence of any of the following:
      --------------------

          a. Any failure by the Servicer to make any payment or deposit required to be made hereunder (including an Advance) and the continuance of such failure for a period of four Business Days;

          b. Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement in this Agreement (other than a covenant or agreement which is elsewhere in this Section specifically dealt with) which continues unremedied for 30 days;

          c. Any assignment by the Servicer of its duties or rights hereunder except as specifically permitted hereunder, or any attempt to make such an assignment;

          d. A court having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs;

          e. The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

          f.   The failure of the Servicer to be an Eligible Servicer; or

          g. If the Company is the Servicer, the Company's servicing rights under its master seller-servicer agreement with GNMA are terminated by GNMA.

                                      7-1

          SECTION 7.02.  Transfer.
                         --------

          a. If an Event of Termination has occurred and is continuing, either the Trustee or Certificateholders, in the aggregate, representing 25% or more of the Aggregate Certificate Principal Balance, by notice in writing to the Servicer (and to the Trustee if given by the Certificateholders) may terminate all (but not less than all) of the Servicer's management, administrative, servicing and collection functions (such termination being herein called a "Service Transfer"). On receipt of such notice (or, if
                      ----------------
     later, on a date designated therein), all authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise (except with respect to the Certificate Account, the transfer of which shall be governed by Section 7.06), shall pass to and be vested in the Trustee pursuant to and under this Section 7.02; and, without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Trustee shall cause all assignments of mortgages, deeds of trust or security deeds securing the Contracts to be duly recorded. If the Servicer was the lender of record for purposes of the FHA Insurance relating to FHA-Insured Contracts, the Trustee shall notify HUD of such termination and shall request that HUD transfer the FHA Insurance reserves allocable to such FHA-Insured Contracts to the successor Servicer; provided, however, that if the Trustee is the successor Servicer,
               -----------------
     the Trustee shall request such transfer of reserves if and to the extent it is legally able to do so, and the Trustee shall use its best efforts to obtain any approvals that may be required for the Trustee to receive such transfer of reserves. Each of the Company and the Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Certificate Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts, and the transfer of all rights under FHA Insurance relating to FHA-Insured Contracts. The Servicer shall transfer to the new servicer (i) the Servicer's records relating to the Contracts in such electronic form as the new servicer may reasonably request and (ii) any Contract Files in the Servicer's possession.

          SECTION 7.03.  Trustee to Act; Appointment of Successor.
                         ----------------------------------------

          On and after the time the Servicer receives a notice of termination pursuant to Section 7.02, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set

                                      7-2
     forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that (i) the Trustee will not
                            --------  -------
     assume any obligations of the Company pursuant to Section 3.05, and (ii) the Trustee shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its obligations contained herein or in any related document or agreement. As compensation therefor, the Trustee shall be entitled to receive reasonable compensation out of the Monthly Servicing Fee. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree; provided, however, that no such monthly compensation shall, without
            --------  -------
     the written consent of 100% of the Certificateholders, exceed the Monthly Servicing Fee. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          SECTION 7.04.  Notification to Certificateholders and Class C
                         ----------------------------------------------
     Certificateholders.
     ------------------

          a. Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Trustee, to S&P, to Fitch, to the Certificateholders and to the Class C Certificateholder at their respective addresses appearing on the Certificate Register.

          b. Within 10 days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Trustee shall give written notice thereof to S&P, to Fitch and to Certificateholders and the Class C Certificateholder at their respective addresses appearing on the Certificate Register.

          SECTION 7.05.  Effect of Transfer.
                         ------------------

                                      7-3

          a. After the Service Transfer, the Trustee or new Servicer shall notify Obligors to make payments directly to the new Servicer that are due under the Contracts after the effective date of the Service Transfer.

          b. After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or
                              ------
     cause to be transmitted directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

          c. A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Company pursuant to Article X and Sections 3.05, 11.06 and 11.12(f)) other than those relating to the management, administration, servicing or collection of the Contracts after the Service Transfer.

          SECTION 7.06.  Transfer of Certificate Account.
                         -------------------------------

          Notwithstanding the provisions of Section 7.02, if the Certificate Account shall be maintained with the Servicer and an Event of Termination shall occur and be continuing, the Servicer shall, after five days' written notice from the Trustee, or in any event within ten days after the occurrence of the Event of Termination, establish a new account or accounts in trust for the Certificateholders and the Class C Certificateholder conforming with the requirements of this Agreement at the corporate trust department of the Trustee or with an institution other than the Servicer and promptly cause the Trustee to transfer all funds in the Certificate Account to such new account, which shall thereafter be deemed the Certificate Account for the purposes hereof.

                                      7-4

                                  ARTICLE VIII

                                    PAYMENTS
                                    --------

          SECTION 8.01.  Monthly Payments.
                         ----------------

          a. Subject to the terms of this Article VIII, each holder of a Certificate or Class C Certificate as of a Record Date shall be paid on the next succeeding Payment Date by check mailed to such Certificateholder or Class C Certificateholder at the address for such Certificateholder or Class C Certificateholder appearing on the Certificate Register (or, if such Certificateholder holds Certificates of a Class with an aggregate Percentage Interest of at least 5% of such Class and so requests, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date), the sum equal to such Certificateholder's or Class C Certificateholder's Percentage Interest of the Class HI: A-1 Distribution Amount, the Class HI: A-2 Distribution Amount, the Class HI:
     A-3 Distribution Amount, the Class HI: M-1 Distribution Amount plus any amounts distributable pursuant to Sections 8.04(b)(8)(i) and 8.04(c), the Class HI: M-2 Distribution Amount plus any amounts distributable pursuant to Sections 8.04(b)(8)(ii) and 8.04(c), the Class HI: B-1 Distribution Amount plus any amounts distributable pursuant to Sections 8.04(b)(8)(iii) and 8.04(c), the Class HI: B-2 Distribution Amount plus any amounts distributable pursuant to Section 8.04(b)(8)(iv), any Class HI: B-2 Guaranty Payment, the Class HE: A-1 ARM Distribution Amount, the Class HE:
     A-1 Distribution Amount, the Class HE: A-2 Distribution Amount, the Class
     HE: A-3 Distribution Amount, the Class HE: A-4 Distribution Amount, the Class HE: A-5 Distribution Amount, the Class HE: A-6 Distribution Amount, the Class HE: A-7 Distribution Amount, the Class HE: A-8 IO Distribution Amount, the Class HE: M-1 Distribution Amount plus any amounts distributable pursuant to Sections 8.04(d)(8)(i) and 8.04(e), the Class HE:
     M-2 Distribution Amount plus any amounts distributable pursuant to Sections 8.04(d)(8)(ii) and 8.04(e), the Class HE: B-1 Distribution Amount plus any amounts distributable pursuant to Sections 8.04(d)(8)(iii) and 8.04(e), Class HE: B-2 Distribution Amount plus any amounts distributable pursuant to Section 8.04(d)(8)(iv), any Class HE: B-2 Guaranty Payment or the Class C Distribution Amount, as applicable. Final payment of any Certificate or a Class C Certificate shall be made only upon presentation of such Certificate or Class C Certificate at the office or agency of the Paying Agent.

          b. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to

                                      8-1
     the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Book-Entry Certificates. Neither the Trustee, the Certificate Registrar nor the Company shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the Certificates as set forth in Exhibits A through C hereto, and the Class C Certificates as set forth in Exhibit L hereto.

          c. The Trustee shall either act as the paying agent or appoint an Eligible Institution to be the paying agent (in either such case, the "Paying Agent") to make the payments to the Certificateholders and the
     -------------
     Class C Certificateholder required hereunder. The Trustee's corporate trust operations department, with an office at 180 East 5th Street, Third Floor, St. Paul, Minnesota 55101, Attention: Tammy Schultz-Fugh, shall initially act as Paying Agent. The Trustee shall require the Paying Agent (if other than the Trustee) to agree in writing that all amounts held by the Paying Agent for payment hereunder will be held in trust for the benefit of the Certificateholders and the Class C Certificateholders and that it will notify the Trustee of any failure by the Servicer to make funds available to the Paying Agent for the payment of amounts due on the Certificates and the Class C Certificates.

          SECTION 8.02.  Advances.
                         --------

          a. Not later than one Business Day following the Determination Date, the Servicer shall advance all Delinquent Payments for the immediately preceding Due Period by depositing the aggregate amount of such Delinquent Payments in the Certificate Account; provided, however, that the Servicer
                                          -----------------
     shall be obligated to advance Delinquent Payments only to the extent that the Servicer, in its sole discretion, expects to be able to recover such advances from funds subsequently available therefor in the Certificate Account in accordance with Section 8.04(b) or Section 8.04(d), as applicable. If the Servicer fails to advance all Delinquent Payments required under this Section 8.02, the Trustee shall be obligated to advance such Delinquent Payments pursuant to Section 11.16.

          b. The Servicer shall be entitled to reimbursement of an Advance from subsequent funds available therefor in the Certificate Account in accordance with Section 8.04(b) or Section 8.04(d), as applicable.

                                      8-2

          SECTION 8.03.  Limited Guaranties.
                         ------------------

          a.   Class HI: B-2 Limited Guaranty
               ------------------------------

               1. No later than the third Business Day prior to each Payment Date, the Servicer (if other than the Company) shall notify the Company of the amount of the Class HI: B-2 Guaranty Payment (if any) for such Payment Date. Not later than the Business Day preceding each Payment Date, the Company shall deposit the Class HI: B-2 Guaranty Payment, if any, for such Payment Date into the Certificate Account. Any Class HI: B-2 Guaranty Payment shall be distributable to Class HI: B-2 Certificateholders pursuant to Section 8.01.

               2. The obligations of the Company under this Section 8.03(a) shall not terminate upon or otherwise be affected by a Service Transfer pursuant to Article VII of this Agreement.

               3. The obligation of the Company to provide the Class HI: B-2 Limited Guaranty under this Agreement shall terminate on the Final Payment Date.

               4. The obligation of the Company to make the Class HI: B-2 Guaranty Payments described in subsection (1) above shall be unconditional and irrevocable. The Company acknowledges that its obligation to make the Class HI: B-2 Guaranty Payments described in subsection (1) above shall be deemed a guaranty by the Company of indebtedness of the Trust for money borrowed from the Class HI: B-2 Certificateholders.

               5. If the Company fails to make a Class HI: B-2 Guaranty Payment in whole or in part, the Company shall promptly notify the Trustee, and the Trustee shall promptly notify S&P and Fitch.

               6. In consideration of providing the Class HI: B-2 Limited Guaranty, the Company shall be entitled to the Class HI: B-2 Guarantee Fee payable in accordance with Section 8.04(b)(15).

          b.   Class HE: B-2 Limited Guaranty
               ------------------------------

               1. No later than the third Business Day prior to each Payment Date, the Servicer (if other than the Company) shall notify the Company of the amount of the Class HE: B-2 Guaranty Payment (if any) for such Payment Date. Not later than the Business Day preceding each Payment Date, the Company shall deposit the Class HE: B-2 Guaranty Payment, if any, for such Payment Date into

                                      8-3
     the Certificate Account. Any Class HE: B-2 Guaranty Payment shall be distributable to Class HE: B-2 Certificateholders pursuant to Section 8.01.

               2. The obligations of the Company under this Section 8.03(b) shall not terminate upon or otherwise be affected by a Service Transfer pursuant to Article VII of this Agreement.

               3. The obligation of the Company to provide the Class HE: B-2 Limited Guaranty under this Agreement shall terminate on the Final Payment Date.

               4. The obligation of the Company to make the Class HE: B-2 Guaranty Payments described in subsection (1) above shall be unconditional and irrevocable. The Company acknowledges that its obligation to make the Class HE: B-2 Guaranty Payments described in subsection (1) above shall be deemed a guaranty by the Company of indebtedness of the Trust for money borrowed from the Class HE: B-2 Certificateholders.

               5. If the Company fails to make a Class HE: B-2 Guaranty Payment in whole or in part, the Company shall promptly notify the Trustee, and the Trustee shall promptly notify S&P and Fitch.

               6. In consideration of providing the Class HE: B-2 Limited Guaranty, the Company shall be entitled to the Class HE: B-2 Guarantee Fee payable in accordance with Section 8.04(d)(15).

          SECTION 8.04.  Permitted Withdrawals from the Certificate Account;
                         ---------------------------------------------------
     Payments.
     --------

          a. The Trustee shall, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited in said account pursuant to Section 5.05 that are attributable to the Contracts for the following purposes:

          (i) to make payments in the amounts and in the manner provided for in Sections 8.04(b) and 8.04(d);

          (ii) to pay to the Company with respect to each Contract or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 3.05, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;

                                      8-4

          (iii) to reimburse the Servicer out of Liquidation Proceeds for Liquidation Expenses incurred by it and not otherwise reimbursed, to the extent such reimbursement is permitted pursuant to Section 5.08;

          (iv) to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein; or

          (v) to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(d).

     Since, in connection with withdrawals pursuant to clause (iii), the Company's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clause.

     b. On each Payment Date, the Trustee shall apply the Sub-Pool HI Amount Available (as determined on the immediately preceding Determination Date) in the Certificate Account to make payment in the following order of priority, subject to the last sentence of this Section 8.04(b):

          1. if neither the Company nor a wholly owned subsidiary of the Company is the Servicer, to pay, with respect to the Home Improvement Contracts, the Monthly Servicing Fee and any other compensation owed to the Servicer pursuant to Section 7.03;

          2. to pay the Class HI: A Formula Interest Distribution Amount as follows (and in the following order of priority):

          (i) the amount in clause (a)(1) of the definition of Class HI: A Formula Distribution Amount to the Class HI: A-1 Certificateholders; the amount in clause (a)(2) of the definition of Class HI: A Formula Distribution Amount to the Class HI: A-2 Certificateholders; the amount in clause (a)(3) of the definition of Class HI: A Formula Distribution Amount to the Class HI: A-3 Certificateholders; or, if the Sub-Pool HI Amount Available is less than the amount necessary to pay all Class HI: A Formula Interest Distribution Amounts, pro rata to each Class of Class HI: A Certificates in accordance with their respective entitlements to interest; and

          (ii) to each Class of Class HI: A Certificates the amount, if any, of the Unpaid Class HI: A Interest Shortfall of such Class, or, if the remaining Sub-Pool HI Amount Available is less than the amount necessary to pay all Unpaid Class

                                      8-5

     HI: A Interest Shortfalls, pro rata to each Class of Class HI: A Certificates based on the Unpaid Class HI: A Interest Shortfall of each such Class;

          3. after payment of the amounts specified in clauses (1) and (2) above, to pay principal in respect of the Class HI: A Certificates as follows:

          (i) if there is a Class HI: A Liquidation Loss Principal Amount as to such Payment Date, the remaining Sub-Pool HI Amount Available, pro rata to each Class of Class HI: A Certificates based on the Class Principal Balance of each Class (but in no event shall such amount exceed the Class Principal Balance of any such Class); and

          (ii) if there is no Class HI: A Liquidation Loss Principal Amount as to such Payment Date:

               (A) if such Payment Date is on or prior to the Class HI: A-1 Cross-over date, the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount to the Class HI: A-1 Certificateholders, but in no event more than is necessary to reduce the Class HI: A-1 Principal Balance to zero;

               (B) if such Payment Date is on or after the Class HI: A-1 Cross-over date, but on or prior to the Class HI: A-2 Cross-over date, the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount to the Class HI: A-2 Certificateholders (reduced, if such Payment Date is on the Class HI: A-1 Cross-over date, by that portion of the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount to be distributed to the Class
          HI: A-1 Certificateholders on such date in accordance with clause (A) above), but in no event more than is necessary to reduce the Class HI:
          A-2 Principal Balance to zero; and

               (C) if such Payment Date is on or after the Class HI: A-2 Cross-over date, but on or prior to the Class HI: A-3 Cross-over date, the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount to the Class HI: A-3 Certificateholders (reduced, if such Payment Date is on the Class HI: A-2 Cross-over date, by that portion of the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount to be distributed to the Class
          HI: A-2 Certificateholders on such date in accordance with clause (B) above), but in no event more than is necessary to reduce the Class HI:
          A-3 Principal Balance to zero.

                                      8-6

          4.    after payment of the amounts specified in clauses (1) through
(3) above, to the Class HI: M-1 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class HI: M-1 Formula Distribution Amount;

          (ii)  any Unpaid Class HI: M-1 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class HI: M-1 Formula Distribution Amount;

          5.    after payment of the amounts specified in clauses (1) through
(4) above, to the Class HI: M-2 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class HI: M-2 Formula Distribution Amount;

          (ii)  any Unpaid Class HI: M-2 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class HI: M-2 Formula Distribution Amount;

          6.    after payment of the amounts specified in clauses (1) through
(5) above, to the Class HI: B-1 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class HI: B-1 Formula Distribution Amount;

          (ii)  any Unpaid Class HI: B-1 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class HI: B-1 Formula Distribution Amount;

          7.    after payment of the amounts specified in clauses (1) through
(6) above, to the Class HI: B-2 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class HI: B-2 Formula Distribution Amount;

                                      8-7

          (ii)  any Unpaid Class HI: B-2 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class HI: B-2 Formula Distribution Amount;

          8.    after payment of the amounts specified in clauses (1) through
(7) above, to the Class HI: M and Class HI: B Certificateholders as follows (and in the following order of priority):

          (i) to the Class HI: M-1 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class
     HI: M-1 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class HI: M-1 Liquidation Loss Interest Shortfall;

          (ii) to the Class HI: M-2 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class
     HI: M-2 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class HI: M-2 Liquidation Loss Interest Shortfall;

          (iii) to the Class HI: B-1 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class
     HI: B-1 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class HI: B-1 Liquidation Loss Interest Shortfall; and

          (iv) to the Class HI: B-2 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class
     HI: B-2 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class HI: B-2 Liquidation Loss Interest Shortfall;

          9.    after payment of the amounts specified in clauses (1) through
(8), above, if the Sub-Pool HE Amount Available for such Payment Date (determined without regard to clause (a)(2) of the definition thereof) is less than the amounts provided for in clauses (1) through (8) of Section 8.04(d), to add to the Sub-Pool HE Amount Available the amount of such deficiency (or the remaining Sub-Pool HI Amount Available, if less);

          10. if the Company or a wholly owned subsidiary of the Company is the Servicer, to pay the Servicer the Monthly Servicing Fee with respect to the Home Improvement Contracts;

                                      8-8

          11. to reimburse the Trustee or any successor Servicer for any payments of FHA Insurance premiums in respect of FHA-Insured Contracts not paid by the Company and for which the Trustee or such successor Servicer has not been reimbursed by the Company;

          12. to reimburse the Servicer or the Trustee, as applicable, for any unreimbursed Advances made with respect to the Home Improvement Contracts in respect of current or prior Payment Dates;

          13. to reimburse the Class C Subsidiary Certificateholder for expenses incurred by and reimbursable to it pursuant to Section 10.06;

          14. to reimburse the Company for any prior unreimbursed Class HI: B-2 Guaranty Payments;

          15.   to pay the Class HI: B-2 Guarantee Fee to the Company; and

          16. to pay the remainder, if any, of the Sub-Pool HI Amount Available to the Class C Subsidiary Certificateholder.

Notwithstanding the priorities set forth above, any Excess Proceeds included in the Sub-Pool HI Amount Available shall be applied solely to the payment of the Class HI:A Principal Balance in the order set forth in clause (ii) of Section 8.04(b)(3).

     c. If the applicable Monthly Report indicates a Class HI: M-1 Interest Deficiency Amount, a Class HI: M-2 Interest Deficiency Amount and/or a Class HI:
B-1 Interest Deficiency Amount for such Payment Date, the Trustee shall, provided that there is no Class HI: A Interest Shortfall for such Payment Date, withdraw from the Certificate Account (to the extent of funds on deposit therein in respect of Home Improvement Contracts two Business Days prior to such Payment Date, after taking into account the distribution of the Sub-Pool HI Amount Available pursuant to Section 8.04(b) and any Class HI: B-2 Guaranty Payment to be distributed on such Payment Date) an amount equal to the lesser of (i) the excess of such funds, after giving effect to any payment required as of the next succeeding Payment Date under Section 8.04(b)(1), over the amount payable to Class HI: A Certificateholders on the next succeeding Payment Date under clauses
(a) and (b) of the definition of Class HI: A Formula Distribution Amount and
(ii) the sum of the Class HI: M-1 Interest Deficiency Amount, the Class HI: M-2 Interest Deficiency Amount and the Class HI: B-1 Interest Deficiency Amount, and distribute such amount, first, to the Class HI: M-1 Certificateholders up to the amount of any Class HI: M-1 Interest Deficiency Amount, then to the Class HI: M-2 Certificateholders up to the amount of any Class HI: M-2 Interest Deficiency Amount,

                                      8-9
and then to the Class HI: B-1 Certificateholders up to the amount of any Class
HI: B-1 Interest Deficiency Amount.

     d. On each Payment Date, the Trustee shall apply the Sub-Pool HE Amount Available (as determined on the immediately preceding Determination Date) in the Certificate Account to make payment in the following order of priority, subject to the last sentence of this Section 8.04(d):

          1. if neither the Company nor a wholly owned subsidiary of the Company is the Servicer, to pay, with respect to the Home Equity Contracts, the Monthly Servicing Fee and any other compensation owed to the Servicer pursuant to Section 7.03;

          2. to pay the Class HE: A Formula Interest Distribution Amount as follows (and in the following order of priority):

          (i) the amount in clause (a)(1) of the definition of Class HE: A Formula Distribution Amount to the Class HE: A-1 ARM Certificateholders; the amount in clause (a)(2) of the definition of Class HE: A Formula Distribution Amount to the Class HE: A-1 Certificateholders; the amount in clause (a)(3) of the definition of Class HE: A Formula Distribution Amount to the Class HE: A-2 Certificateholders; the amount in clause (a)(4) of the definition of Class HE: A Formula Distribution Amount to the Class HE: A-3 Certificateholders; the amount in clause (a)(5) of the definition of Class
     HE: A Formula Distribution Amount to the Class HE: A-4 Certificateholders; the amount in clause (a)(6) of the definition of Class HE: A Formula Distribution Amount to the Class HE: A-5 Certificateholders; the amount in clause (a)(7) of the definition of Class HE: A Formula Distribution Amount to the Class HE: A-6 Certificateholders; the amount in clause (a)(8) of the definition of Class HE: A Formula Distribution Amount to the Class HE: A-7 Certificateholders; the amount in clause (a)(9) of the definition of Class
     HE: A Formula Distribution Amount to the Class HE: A-8 IO Certificateholders; or, if the Sub-Pool HE Amount Available is less than the amount necessary to pay all Class HE: A Formula Interest Distribution Amounts, pro rata to each Class of Class HE: A Certificates in accordance with their respective entitlements to interest; and

          (ii) to each Class of Class HE: A Certificates the amount, if any, of the Unpaid Class HE: A Interest Shortfall of such Class or, if the remaining Sub-Pool HE Amount Available is less than the amount necessary to pay all Unpaid Class HE: A Interest Shortfalls, pro rata to each Class of Class HE: A Certificates based on the Unpaid Class HE: A Interest Shortfall of each such Class;

                                     8-10

          3. after payment of the amounts specified in clauses (1) and (2) above, to pay principal in respect of the Class HE: A Certificates as follows:


          (i) Any Excess Proceeds in respect of the Adjustable Rate Contracts to the Class HE:A-1 ARM Certificateholders and any Excess Proceeds with respect to the Fixed Rate Home Equity Contracts to each Class of Class HE:A Certificates (other than Class HE:A-1 ARM and Class HE:A-8 IO) in the order set forth below in clause (iv)(B);

          (ii) Any Pre-Funded ARM Amount to the Class HE:A-1 ARM Certificates and any Pre-Funded Fixed Rate Amount pro rata to each Class of Class HE:A Certificates other than the Class HE:A-1 ARM and Class HE:A-8 IO Certificates based on the Class Principal Balance of each such Class;

          (iii) if there is a Class HE: A Liquidation Loss Principal Amount as to such Payment Date, the remaining Sub-Pool HE Amount Available, pro rata to each Class of Class HE: A Certificates (other than the Class A-8 IO Certificates) based on the Class Principal Balance of each Class (but in no event shall such amount for any Class exceed the Class Principal Balance of any such Class); and

          (iv) if there is no Class HE: A Liquidation Loss Principal Amount as to such Payment Date, and if such Payment Date is on or prior to the Class
     HE: A-7 Cross-over date, the remaining Sub-Pool HE Amount Available up to the Class HE:A Formula Principal Distribution Amount as follows:

                (A) if the remaining Sub-Pool HE Amount Available is less than the Class HE: A Formula Principal Distribution Amount, then pro rata to each Class of Class HE: A Certificates (other than the Class HE:
          A-8 IO Certificates) based upon the amounts that would have been distributed pursuant to clause (B), below, had the remaining Sub-Pool HE Amount Available been equal to the Class HE: A Formula Principal Distribution Amount;

                (B) if the remaining Sub-Pool HE Amount Available is not less than the Class HE: A Formula Principal Distribution Amount, then

                    (a) to the Class HE: A-1 ARM Certificateholders, the Class
                HE: A-1 ARM Formula Principal Distribution Amount;

                    (b) to the Class HE: A-7 Certificateholders, the Class HE:
                A-7 Lockout Pro Rata Distribution Amount, if any, but in no event

                                     8-11
               more than is necessary to reduce the Class HE: A-7 Principal Balance to zero;

                    (c) if such Payment Date is on or prior to the Class HE: A-1
               Cross-over date, to the Class HE: A-1 Certificateholders, but in no event more than is necessary to reduce the Class HE: A-1 Principal Balance to zero;

                    (d) if such Payment Date is on or after the Class HE: A-1
               Cross-over date, but on or prior to the Class HE: A-2 Cross-over date, to the Class HE: A-2 Certificateholders, but in no event more than is necessary to reduce the Class HE: A-2 Principal Balance to zero;

                    (e) if such Payment Date is on or after the Class HE: A-2
               Cross-over date, but on or prior to the Class HE: A-3 Cross-over date, to the Class HE: A-3 Certificateholders, but in no event more than is necessary to reduce the Class HE: A-3 Principal Balance to zero;

                    (f) if such Payment Date is on or after the Class HE: A-3
               Cross-over date, but on or prior to the Class HE: A-4 Cross-over date, to the Class HE: A-4 Certificateholders, but in no event more than is necessary to reduce the Class HE: A-4 Principal Balance to zero;

                    (g) if such Payment Date is on or after the Class HE: A-4
               Cross-over date, but on or prior to the Class HE: A-5 Cross-over date, to the Class HE: A-5 Certificateholders, but in no event more than is necessary to reduce the Class HE: A-5 Principal Balance to zero;

                                     8-12

                    (h) if such Payment Date is on or after the Class HE: A-5
                Cross-over date, but on or prior to the Class HE: A-6 Cross-over date, to the Class HE: A-6 Certificateholders, but in no event more than is necessary to reduce the Class HE: A-6 Principal Balance to zero; and

                    (i) if such Payment Date is on or after the Class HE: A-6
                Cross-over date, but on or prior to the Class HE: A-7 Cross-over date, to the Class HE: A-7 Certificateholders, but in no event more than is necessary (after taking into account any distribution to the Class HE: A-7 Certificateholders pursuant to clause (b) above) to reduce the Class HE: A-7 Principal Balance to zero.

          4.    after payment of the amounts specified in clauses (1) through
(3) above, to the Class HE: M-1 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class HE: M-1 Formula Distribution Amount;

          (ii)  any Unpaid Class HE: M-1 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class HE: M-1 Formula Distribution Amount;


                                     8-13

          5.    after payment of the amounts specified in clauses (1) through
(4) above, to the Class HE: M-2 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class HE: M-2 Formula Distribution Amount;

          (ii)  any Unpaid Class HE: M-2 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class HE: M-2 Formula Distribution Amount;

          6.    after payment of the amounts specified in clauses (1) through
(5) above, to the Class HE: B-1 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class HE: B-1 Formula Distribution Amount;

          (ii)  any Unpaid Class HE: B-1 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class HE: B-1 Formula Distribution Amount;

          7.    after payment of the amounts specified in clauses (1) through
(6) above, to the Class HE: B-2 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class HE: B-2 Formula Distribution Amount;

          (ii)  any Unpaid Class HE: B-2 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class HE: B-2 Formula Distribution Amount;

          8.    after payment of the amounts specified in clauses (1) through
(7) above, to the Class HE: M and Class HE: B Certificateholders as follows (and in the following order of priority):

          (i) to the Class HE: M-1 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class
     HE: M-1

                                     8-14

     Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class HE: M-1 Liquidation Loss Interest Shortfall;

          (ii) to the Class HE: M-2 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class
     HE: M-2 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class HE: M-2 Liquidation Loss Interest Shortfall;

          (iii) to the Class HE: B-1 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class
     HE: B-1 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall; and

          (iv) to the Class HE: B-2 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class
     HE: B-2 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall.

          9.    after payment of the amounts specified in clauses (1) through
(10) above, if the Sub-Pool HI Amount Available for such Payment Date (determined without regarding to clause (a)(2) of the definition thereof) is less than the amounts provided for in clauses (1) through (8) of Section 8.04(b), to add to the Sub-Pool HI Amount Available the amount of such deficiency (or the remaining Sub-Pool HE Amount Available, if less).

          10. if the Company or a wholly owned subsidiary of the Company is the Servicer, to pay the Servicer the Monthly Servicing Fee with respect to the Home Equity Contracts ;

          11. to reimburse the Servicer or the Trustee, as applicable, for any unreimbursed Advances made with respect to the Home Equity Contracts in respect of current or prior Payment Dates and to reimburse the Company for any unreimbursed advances made pursuant to Section 8.02(c);

          12. to reimburse the Class C Certificateholders for expenses incurred by and reimbursable to them pursuant to Section 10.06;

          13. to reimburse the Company for any prior unreimbursed Class HE: B-2 Guaranty Payments;

          14.   to pay the Class HE: B-2 Guarantee Fee to the Company; and

                                     8-15

          15. to pay the remainder, if any, of the Sub-Pool HE Amount Available to the Class C Subsidiary Certificateholder.

Notwithstanding the priorities set forth above, the following amounts, if any, included in the Sub-Pool HE Amount Available shall be applied solely to payment of the following and in the following order: Excess Proceeds in respect of Sub-Pool HE in accordance with Section 8.04(d)(3)(i) and any Pre-Funded Amount in accordance with Section 8.04(d)(3)(ii).

     e. If the applicable Monthly Report indicates a Class HE: M-1 Interest Deficiency Amount, a Class HE: M-2 Interest Deficiency Amount and/or a Class HE:
B-1 Interest Deficiency Amount for such Payment Date, the Trustee shall, provided that there is no Class HE: A Interest Shortfall for such Payment Date, withdraw from the Certificate Account (to the extent of funds on deposit therein in respect of Home Equity Contracts two Business Days prior to such Payment Date, after taking into account the distribution of the Sub-Pool HE Amount Available pursuant to Section 8.04(d) and any Class HE: B-2 Guaranty Payment to be distributed an amount equal to the lesser of (i) the excess of such funds, after giving effect to any payment required as of the next succeeding Payment Date under Section 8.04(d)(1), over the amount payable to Class HE: A Certificateholders on the next succeeding Payment Date under clauses (a) and (b) of the definition of Class HE: A Formula Distribution Amount and (ii) the sum of the Class HE: M-1 Interest Deficiency Amount, the Class HE: M-2 Interest Deficiency Amount and the Class HE: B-1 Interest Deficiency Amount, and distribute such amount, first, to the Class HE: M-1 Certificateholders up to the amount of any Class HE: M-1 Interest Deficiency Amount, then to the Class HE: M-2 Certificateholders up to the amount of any Class HE: M-2 Interest Deficiency Amount, and then to the Class HE: B-1 Certificateholders up to the amount of any Class HE: B-1 Interest Deficiency Amount.

     f. If the Trustee shall not have received the applicable Monthly Report by any Payment Date, the Trustee shall, in accordance with Sections 8.04(b) and
(d), distribute all funds then in the Certificate Account to Certificateholders and the Class C-Subsidiary Certificateholders, to the extent of such funds, on such Payment Date.

     SECTION 8.05.  Reassignment of Repurchased and Replaced Contracts.
                    --------------------------------------------------

     Upon receipt by the Trust, by deposit in the Certificate Account, of the Repurchase Price under Section 3.05(a), or upon receipt by the Trust of an Eligible Substitute Contract under Section 3.05(b) and receipt by the Trust, by deposit in the Certificate Account, of any additional amount under Section 3.05(b)(vii), and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit M-1 or M-2, as applicable, the Trustee shall convey and assign to the Company all of the

                                     8-16

Certificateholders' and the Class C Certificateholder's right, title and interest in the repurchased Contract or Replaced Contract without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustee. Upon such deposit of the Repurchase Price or receipt of such Eligible Substitute Contract and related deposit of any additional amount under Section 3.05(b)(vii), the Servicer shall be deemed to have released any claims to such Contract as a result of Advances with respect to such Contract.

     SECTION 8.06.  Servicer's Purchase Option.
                    --------------------------

     a. The Servicer shall, subject to subsection (b) hereof, have the option to purchase all of the Contracts and all property acquired in respect of any Contract remaining in the Trust at a price equal to the greatest of:

          A. the sum of (x) 100% of the principal balance of each Contract (other than any Contract as to which title to the underlying property has been acquired and whose fair market value is included pursuant to clause
     (y) below), together with accrued and unpaid interest on each such Contract at the Weighted Average Pass-Through Rate, plus (y) the fair market value of such acquired property (as reasonably determined by the Servicer as of the close of business on the third Business Day preceding the date of such purchase),

          B. the aggregate fair market value (as reasonably determined by the Servicer as of the close of business on such third Business Day) of all of the assets of the Trust, and

          C. the Aggregate Certificate Principal Balance as of the date of such purchase (less any amounts on deposit in the Certificate Account on such purchase date and representing payments of principal in respect of the Contracts) plus an amount necessary to pay the Class HI: A Formula Interest Distribution Amount, the Class HI: M-1 Formula Interest Distribution Amount, the Class HI: M-1 Formula Liquidation Loss Interest Distribution Amount, the Class HI: M-2 Formula Interest Distribution Amount, the Class
     HI: M-2 Formula Liquidation Loss Interest Distribution Amount, the Class
     HI: B-1 Formula Interest Distribution Amount, the Class HI: B-1 Formula Liquidation Loss Interest Distribution Amount, the Class HI: B-2 Formula Interest Distribution Amount, the Class HI: B-2 Formula Liquidation Loss Interest Distribution Amount, the Class HE: A Formula Interest Distribution Amount, the Class HE: M-1 Formula Interest Distribution Amount, the Class HE: M-1 Formula Liquidation Loss Interest Distribution Amount, the Class HE: M-2 Formula Interest Distribution Amount, the Class
     HE: M-2 Formula Liquidation Loss Interest Distribution Amount, the Class
     HE: B-1 Formula Interest Distribution Amount, the Class HE:

                                     8-17

     B-1 Formula Liquidation Loss Interest Distribution Amount, the Class HE: B-2 Formula Interest Distribution Amount and the Class HE: B-2 Formula Liquidation Loss Interest Distribution Amount due on the Payment Date occurring in the calendar month following such purchase date (less any amounts on deposit in the Certificate Account on such purchase date and representing payments of interest in respect of the Contracts at the Weighted Average Pass-Through Rate).

     b.   The purchase by the Servicer of all of the Contracts pursuant to this
Section 8.06 shall be conditioned upon (1) the Pool Scheduled Principal Balance of all Contracts, at the time of any such purchase, aggregating less than 10% of the Cut-off Date Pool Principal Balance of all Contracts, (2) such purchase constituting a plan of complete liquidation in accordance with Section 860F of the Code, and (3) the Servicer having provided the Trustee and the Depository (if any) with at least 30 days' written notice. If such option is exercised, the Servicer shall provide to the Trustee (at the Servicer's expense) the certification required by Section 12.04, which certificate shall constitute a plan of complete liquidation within the meaning of Section 860F of the Code, and the Trustee shall promptly sign such certification and release to the Servicer the Contract Files pertaining to the Contracts being purchased.

     SECTION 8.07.  [RESERVED]

     SECTION 8.08.  Excess Proceeds Account.
                    -----------------------

     a. On or before the Closing Date, the Trustee shall establish the Excess Proceeds Account on behalf of the Trust with an Eligible Institution, and shall deposit therein an amount equal to the Excess Proceeds Deposit. The Excess Proceeds Account shall be entitled "Excess Proceeds Account, First Trust National Association as Trustee for the benefit of holders of Home Improvement and Home Equity Loan Certificates, Series 1997-D." Funds deposited in the Excess Proceeds Account shall be held in trust by the Trustee for the Holders of the Certificates and the Class C Certificates for the uses and purposes set forth herein.

     b. The Trustee has identified certain Home Improvement Contracts for which the Company did not deliver to the Trustee the related Contract Files on the Closing Date. The aggregate Cut-off Date Principal Balance of such Contracts equals the Excess Proceeds Deposit. The Trustee will withdraw from the Excess Proceeds Account and pay to the Company an amount equal to the Cut-off Date Principal Balance, as set forth on the List of Contracts, of all such Contracts for which the Trustee receives either (1) the related Contract File before the close of business on September 17, 1997 or (2) an Eligible Substitute Contract, which satisfies the requirements of Section 3.05(b), before the close of business on October 10, 1997. The Trustee will promptly review each Contract File and Eligible Substitute Contract, and remit to the Company any amounts owing under this Section 8.08(b). On the Payment

                                     8-18

Date occurring in October 1997, the Trustee shall withdraw the balance on deposit in the Excess Proceeds Account (including any investment earnings thereon), and shall deposit such funds in the Certificate Account for distribution on such Payment Date in accordance with Sections 8.04(b)(3) and 8.04(d)(3)(i). After such date no further amounts shall be deposited in or withdrawn from the Excess Proceeds Account. The Trustee will execute such documents as the Company may reasonably request to release from the Trust Fund any Home Improvement Contracts for which the Company does not receive payment under this Section 8.08(b).

     c. The Excess Proceeds Account shall be part of the Trust but not part of the Master REMIC or Subsidiary REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Excess Proceeds Account. Green Tree Finance Corp.-- Two shall be the beneficial owner of the Excess Proceeds Account, subject to the foregoing power of the Trustee to transfer amounts in the Excess Proceeds Account to the Certificate Account. Funds in the Excess Proceeds Account shall, at the direction of the Servicer, be invested in Eligible Investments that mature no later than the Business Day prior to the Payment Date occurring in October 1997. All amounts earned on deposits in the Excess Proceeds Account shall be taxable to Green Tree Finance Corp.--Two.

     SECTION 8.09.  Sub-Pool HE Pre-Funding Account.
                    -------------------------------

     a. On or before the Closing Date, the Trustee shall establish the Sub-Pool HE Pre-Funding Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein the amounts received from the Company pursuant to Sections 2.02(m) and (n). The Sub-Pool HE Pre-Funding Account shall be entitled "Sub-Pool HE Pre-Funding Account, First Trust National Association as Trustee for the benefit of holders of Home Improvement and Home Equity Loan Certificates, Series 1997-D". The Trustee shall maintain within the Sub-Pool HE Pre-Funding Account four subaccounts: the "Pre-Funding ARM Subaccount and the "Pre-Funding Fixed Rate Subaccount which pertain to the pre-funded Subsequent Home Equity Contracts; and the Undelivered ARM Contract Subaccount and the Undelivered Fixed Rate Contract Subaccount which pertain to those Contracts tranferred to the Trust on the Closing Date that are Undelivered Contracts. Funds deposited in the Sub-Pool HE Pre-Funding Account shall be held in trust by the Trustee for the Holders of the Certificates and the Class C Certificates for the uses and purposes set forth herein.

     b. On or before the Closing Date the Company shall deposit in the Pre-Funding ARM Subaccount and the Pre-Funding Fixed Rate Subaccount, the respective amounts specified in Section 2.02(m). Amounts on deposit in such subaccounts shall be withdrawn by the Trustee as follows:

          (i) On any Subsequent Transfer Date, the Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of each Subsequent Adjustable Rate Home Equity Contract transferred and assigned to the Trustee

                                     8-19
     on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in Section 2.03(b) with respect to such transfer and assignment.

          (ii) On any Subsequent Transfer Date, the Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of each Subsequent Fixed Rate Home Equity Contract transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in
     Section 2.03(b) with respect to such transfer and assignment.

          (iii) On the Business Day immediately preceding the Post-Funding Payment Date, the Trustee shall deposit into the Certificate Account any amounts remaining in the Pre-Funding ARM Subaccount and Pre-Funding Fixed Rate Subaccount, net of investment earnings.

     c. On or before the Closing Date the Company shall deposit in the Undelivered ARM Contract Subaccount and the Undelivered Fixed Rate Contract Subaccount the respective amounts specified in Section 2.02(n). Amounts on deposit in such subaccounts shall be withdrawn by the Trustee as follows:

          (i) If the Company delivers the related Contract File for an Undelivered Adjustable Rate Home Equity Contract to the Trustee at least two Business Days before the last day of the Pre-Funding Period, the Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of such Contract and pay such amount to or upon the order of the Company.

          (ii) If the Company delivers the related Contract File for an Undelivered Fixed Rate Home Equity Contract to the Trustee at least two Business Days before the last day of the Pre-Funding Period, the Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of such Contract and pay such amount to or upon the order of the Company.

          (iii) The Company shall give the Trustee telephonic notice of its intended delivery of Contract Files. The Trustee will use reasonable efforts to process Contract Files and remit any amount payable for them to the Company in a timely manner.

          (iv) On the Business Day immediately preceding the Post-Funding Payment Date, the Trustee shall deposit into the Certificate Account any amounts remaining in the Undelivered ARM Contract and Undelivered Fixed Contract Rate Subaccounts, net of investment earnings.

                                     8-20

     e. The Sub-Pool HE Pre-Funding Account shall be part of the Trust but not part of the Master REMIC or Subsidiary REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Sub-Pool HE Pre-Funding Account. The Company shall be the beneficial owner of the Sub-Pool HE Pre-Funding Account, subject to the foregoing power of the Trustee to transfer amounts in the Sub-Pool HE Pre-Funding Account to the Certificate Account. Funds in the Sub-Pool HE Pre-Funding Account shall, at the direction of the Servicer, be invested in Eligible Investments of the kind described in clauses (i) and (ii)(A) of the definition of "Eligible Investment" and that mature no later than the Business Day prior to the next succeeding Payment Date. All amounts earned on deposits in the Sub-Pool HE Pre-Funding Account shall be taxable to the Company. The Trustee shall release to the Company all investment earnings in the Sub-Pool HE Pre-Funding Account on the first Payment Date after the end of the Pre-Funding Period.

     SECTION 8.10.  Distributions on the Subsidiary REMIC Regular Interests.
                    -------------------------------------------------------

     a. On each Payment Date the Trustee shall be deemed to distribute to itself, as the holder of the Subsidiary REMIC Regular Interests, the Subsidiary REMIC Regular Interest Distribution Amounts in the following order of priority to the extent of the Sub-Pool HE Amount Available, Sub-Pool HI Amount Available, Class HE:B-2 Guaranty Payments, Class HI:B-2 Guaranty Payments, and amounts described in Sections 8.04(c) and (e):

               (i) Subsidiary REMIC Accrued Interest on the Subsidiary REMIC Regular Interests for such Payment Date, plus any Subsidiary REMIC Accrued Interest thereon remaining unpaid from any previous Payment Date; and

               (ii) In accordance with the priority set forth in Section 8.04, an amount equal to the sum of the amounts in respect of principal distributable on the Certificates under Section 8.04, as allocated thereto pursuant to Section 8.04.

     b. The amounts described in Section 8.10(a) shall be deemed distributed to the Subsidiary REMIC Regular Interests in the following amounts:

                           An amount equal to             And an amount equal to
To the Subsidiary          interest distributed to        principal distributed to
REMIC Regular Interest     the Certificates identified    the Certificates identified
identified below:          below:                         below:
----------------------     ---------------------------    ---------------------------
HE: A-1 ARM                Class HE: A-1 ARM              Class HE: A-1 ARM

HE: A-1                    Class HE: A-1                  Class HE: A-1

                                     8-21

HE: A-2                    Class HE: A-2                 Class HE: A-2

HE: A-3                    Class HE: A-3                 Class HE: A-3

HE: A-4                    Class HE: A-4                 Class HE: A-4

HE: A-5                    Class HE: A-5                 Class HE: A-5

HE: A-6                    Class HE: A-6                 Class HE: A-6

HE: A-7                    Class HE: A-7 and             Class HE: A-7
                           Class HE:A-8 IO

HE: M-1                    Class HE: M-1                 Class HE: M-1

HE: M-2                    Class HE: M-2                 Class HE: M-2

HE: B-1                    Class HE: B-1                 Class HE: B-1

HE: B-2                    Class HE: B-2                 Class HE: B-2

HI: A-1                    Class HI: A-1                 Class HI: A-1

HI: A-2                    Class HI: A-2                 Class HI: A-2

HI: A-3                    Class HI: A-3                 Class HI: A-3

HI: M-1                    Class HI: M-1                 Class HI: M-1

HI: M-2                    Class HI: M-2                 Class HI: M-2

HI: B-1                    Class HI: B-1                 Class HI: B-1

HI: B-2                    Class HI: B-2                 Class HI: B-2

     d. On each Payment Date the Trustee shall be deemed to distribute from the Master REMIC, to the holders of the Certificates in the priority set forth in Section 8.04, the Subsidiary REMIC Regular Interest Distribution Amounts deemed to have been received by the Master REMIC from the Subsidiary REMIC under this Section 8.10.

     e. Notwithstanding the deemed distributions on the Subsidiary REMIC Regular Interests described in this Section 8.10, distributions of funds from the Certificate Account shall be made only in accordance with Section 8.04.

                                     8-22

                                  ARTICLE IX

                 THE CERTIFICATES AND THE CLASS C CERTIFICATES
                 ---------------------------------------------

     SECTION 9.01.  The Certificates and Class C Certificates.
                    -----------------------------------------

     The Class HI: A, the Class HI: M-1, the Class HI: M-2, the Class HI: B-1, the Class HI: B-2, the Class HE: A, the Class HE: M-1, the Class HE: M-2, the Class HE: B-1, the Class HE: B-2 and the Class C Certificates shall be substantially in the forms set forth in Exhibits A, B, C, D-1, D-2, D-3, E, F and L, as applicable, and shall, on original issue, be executed by the Trustee on behalf of the Trust to or upon the order of the Company. The Certificates shall be evidenced by (i) one or more Class HI: A-1 Certificates representing $49,500,000 in Original Class HI: A-1 Principal Balance, (ii) one or more Class
HI: A-2 Certificates representing $33,000,000 in Original Class HI: A-2 Principal Balance, (iii) one or more Class HI: A-3 Certificates representing $37,500,000 in Original Class HI: A-3 Principal Balance, (iv) one or more Class
HI: M-1 Certificates representing $12,000,000 in Original Class HI: M-1 Principal Balance, (v) one or more Class HI: M-2 Certificates representing $7,500,000 in Original Class HI: M-2 Principal Balance, (vi) one or more Class
HI: B-1 Certificates representing $7,125,000 in Original Class HI: B-1 Principal Balance, (vii) one or more Class HI: B-2 Certificates representing $3,375,000 in Original Class HI: B-2 Principal Balance, (viii) one or more Class HE: A-1 ARM Certificates representing $60,000,000 in Original Class HE: A-1 ARM Principal Balance, (ix) one or more Class HE: A-1 Certificates representing $70,000,000 in Original Class HE: A-1 Principal Balance, (x) one or more Class HE: A-2 Certificates representing $42,000,000 in Original Class HE: A-2 Principal Balance, (xi) one or more Class HE: A-3 Certificates representing $162,000,000 in Original Class HE: A-3 Principal Balance, (xii) one or more Class HE: A-4 Certificates representing $41,000,000 in Original Class HE: A-4 Principal Balance, (xiii) one or more Class HE: A-5 Certificates representing $69,000,000 in Original Class HE: A-5 Principal Balance; (xiv) one or more Class HE: A-6 Certificates representing $41,000,000 in Original Class HE: A-6 Principal Balance; (xv) one or more Class HE: A-7 Certificates representing $29,500,000 in Original Class HE: A-7 Principal Balance; (xvi) one or more Class HE: A-8 IO Certificates representing $29,500,000 in Original Class HE: A-8 IO Notional Amount; (xvii) one or more Class HE: M-1 Certificates representing $34,500,000 in Original Class HE: M-1 Principal Balance, (xviii) one or more Class HE: M-2 Certificates representing $24,000,000 in Original Class HE: M-2 Principal Balance, (xix) one or more Class HE: B-1 Certificates representing $18,900,000 in Original Class HE: B-1 Principal Balance, and (xx) one or more Class HE: B-2 Certificates representing $8,100,000 in Original Class HE: B-2 Principal Balance, beneficial ownership of such Classes of Certificates to be held through Book-Entry Certificates in minimum dollar denominations of $1,000. The Class C Subsidiary Certificate shall be evidenced by a single Class C Certificate

                                      9-1
issued on the Closing Date to the Company and shall represent 100% of the Percentage Interest of the Class C Subsidiary Certificates. The Class C Master Certificate shall be evidenced by a single Class C Certificate issued on the Closing Date to the Company and shall represent 100% of the Percentage Interest of the Class C Master Certificates.

     The Certificates and the Class C Certificates shall be executed by manual signature on behalf of the Trustee by a duly authorized Responsible Officer or authorized signatory. Certificates or the Class C Certificates bearing the signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificate or Class C Certificates, or did not hold such offices at the date of such Certificates or Class C Certificates. No Certificate or Class C Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate or Class C Certificate has been executed by manual signature in accordance with this Section, and such signature upon any Certificate or Class C Certificate shall be conclusive evidence, and the only evidence, that such Certificate or Class C Certificate has been duly executed and delivered hereunder. All Certificates and the Class C Certificates shall be dated the date of their execution, except for those Certificates and the Class C Certificates executed on the Closing Date, which shall be dated the Closing Date.

     SECTION 9.02.  Registration of Transfer and Exchange of Certificates and
                    ---------------------------------------------------------
the Class C Certificates.
------------------------

     a. The Trustee shall keep at the office or agency to be maintained in accordance with Section 12.02 a "Certificate Register" in which the Trustee
                                 --------------------
shall provide for the registration of Certificates and the Class C Certificates and of transfers and exchanges of Certificates and the Class C Certificates as herein provided. The Trustee initially appoints itself to be the "Certificate
                                                                   -----------
Registrar" and transfer agent for the purpose of registering Certificates and
---------
the Class C Certificates and transfers and exchanges of Certificates and the Class C Certificates as provided herein. The Trustee will give prompt written notice to Certificateholders, the Class C Certificateholder and the Servicer of any change in the Certificate Registrar.

     b. (1) Subject to clauses (2) and (3) below, no transfer of a Class C Certificate shall be made by the Company or any other Person unless such transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and any applicable state securities laws or is
           ---
made in accordance with the Act and laws. In the event that any such transfer is to be made, (A) the Company may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and laws or is

                                      9-2
being made pursuant to the Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Company, and (B) the Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee or the Company. The Class C Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (2) No transfer of a Class HI: M-1, Class HI: M-2, Class HI: B-1, Class HI: B-2 Certificate, Class HE: M-1, Class HE: M-2, Class HE: B-1 or Class
HE: B-2 Certificate or Class C Certificate or any interest therein shall be made to any employee benefit plan, trust or account that is subject to ERISA, or that is described in Section 4975(e)(1) of the Code (each, a "Plan"), unless the
                                                         ----
prospective transferee of a Certificate delivers to the Company and the Trustee, at its own expense, an opinion of counsel in form satisfactory to the Company and the Trustee that the purchase and holding of the Certificate by such Plan is permissible under applicable law and will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Trust, the Company or the Servicer to any obligation or liability in addition to those undertaken in this Agreement. Unless such opinion is delivered, each person acquiring such a Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, nor purchasing with plan assets of any Plan.

          (3) Notwithstanding anything to the contrary contained herein, (A) no Class C Certificate, nor any interest therein, shall be transferred, sold or otherwise disposed of to a "disqualified organization," within the meaning of
Section 860E(e)(5) of the Code (a "Disqualified Organization"), including, but not limited to, (i) the United States, a state or political subdivision thereof, a foreign government, an international organization or an agency or instrumentality of any of the foregoing, (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from the taxes imposed by Chapter 1 of the Code and not subject to the tax imposed on unrelated business income by Section 511 of the Code, or (iii) a cooperative described in
Section 1381(a)(2)(C) of the Code, and (B) prior to any registration of any transfer, sale or other disposition of a Class C Certificate, the proposed transferee shall deliver to the Trustee, under penalties of perjury, an affidavit that such transferee is not a Disqualified Organization, with respect to which the Trustee shall have no actual knowledge that such affidavit is false, and the transferor and the proposed transferee shall each deliver for the Trustee an affidavit with respect to any other information reasonably required by the Trustee pursuant to the REMIC Provisions, including, without limitation, information regarding the transfer of noneconomic residual interests and transfers of any residual

                                      9-3
interest to or by a foreign person; provided, however, that, upon the delivery
                                    --------  -------
to the Trustee of an Opinion of Counsel, in form and substance satisfactory to the Trustee and rendered by Independent counsel, to the effect that the beneficial ownership of a Class C Certificate by any Disqualified Organization will not result in the imposition of federal income tax upon the Trust or any Certificateholder or Class C Certificateholder or any other person or otherwise adversely affect the status of the Trust as a REMIC, the foregoing prohibition on transfers, sales and other dispositions, as well as the foregoing requirement to deliver a certificate prior to any registration thereof, shall, with respect to such Disqualified Organization, terminate. Notwithstanding any transfer, sale or other disposition of a Class C Certificate, or any interest therein, to a Disqualified Organization or the registration thereof in the Certificate Register, such transfer, sale or other disposition and any registration thereof, unless accompanied by the Opinion of Counsel described in the preceding sentence, shall be deemed to be void and of no legal force or effect whatsoever and such Disqualified Organization shall be deemed to not be a Class C Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on a Class C Certificate, and shall be deemed to have no interest whatsoever in a Class C Certificate. Each Class C Certificateholder, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 9.02(b)(3).

          (4) Any transfer, sale or other disposition not in compliance with the provisions of this Section 9.02(b) shall be deemed to be void and of no legal force or effect whatsoever and such transferee shall be deemed to not be the Certificateholder or Class C Certificateholder, as applicable, for any purpose hereunder, including, but not limited to, the receipt of distributions on the Certificate or Class C Certificate, and shall be deemed to have no interest whatsoever in the Certificate or Class C Certificate.

          (5) The Trustee shall give notice to S&P and Fitch promptly following any transfer, sale or other disposition of a Class C Certificate.

     c. At the option of a Certificateholder or a Class C Certificateholder, Certificates and the Class C Certificates may be exchanged for other Certificates or Class C Certificates of authorized denominations of a like aggregate original denomination, upon surrender of such Certificates or the Class C Certificates to be exchanged at such office. Whenever any Certificates or Class C Certificate are so surrendered for exchange, the Trustee shall execute and deliver the Certificates or Class C Certificates which the Certificateholder or Class C Certificateholders making the exchange is entitled to receive. Every Certificate or Class C Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing.

                                      9-4

     d. Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     e. If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and (ii) the Trustee or the Company is unable to locate a qualified successor or (y) the Company at its sole option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                                      9-5

     f. On or prior to the Closing Date, there shall be delivered to the Depository one Class HI: A-1 Certificate, one Class HI: A-2 Certificate, one Class HI: A-3 Certificate, one Class HI: M-1 Certificate, one Class HI: M-2 Certificate, one Class HI: B-1 Certificate, one Class HI: B-2 Certificate, one Class HE: A-1 ARM Certificate, one Class HE: A-1 Certificate, one Class HE: A-2 Certificate, one Class HE: A-3 Certificate, one Class HE: A-4 Certificate, one Class HE: A-5 Certificate, one Class HE: A-6 Certificate, one Class HE: A-7 Certificate, one Class HE: A-8 IO Certificate, one Class HE: M-1 Certificate, one Class HE: M-2 Certificate, one Class HE: B-1 Certificate and one Class HE:
B-2 Certificate each in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the Original Class Principal Balance of each Class, respectively. Each such Certificate registered in the name of the Depositary's nominee shall bear the following legend:

     "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     SECTION 9.03.  No Charge; Disposition of Void Certificates or Class C
                    ------------------------------------------------------
Certificates.
------------

     No service charge shall be made to a Certificateholder or Class C Certificateholder for any transfer or exchange of Certificates or a Class C Certificate, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates or a Class C Certificate. All Certificates and Class C Certificates surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.

     SECTION 9.04.  Mutilated, Destroyed, Lost or Stolen Certificates or Class C
                    ------------------------------------------------------------
Certificates.
------------

     If (a) any mutilated Certificate or Class C Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate or Class C Certificate, and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate

                                      9-6

Registrar or the Trustee that such Certificate or Class C Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate or Class C Certificate, a new Certificate or Class C Certificate of like tenor and original denomination. Upon the issuance of any new Certificate or Class C Certificate under this Section 9.04, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate or Class C Certificate issued pursuant to this Section
9.04 shall constitute complete and indefeasible evidence of ownership of the Percentage Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate or Class C Certificate shall be found at any time.

     SECTION 9.05.  Persons Deemed Owners.
                    ---------------------

     Prior to due presentation of a Certificate or Class C Certificate for registration of transfer, the Servicer, the Company, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate or Class C Certificate is registered as the owner of such Certificate or Class C Certificate for the purpose of receiving remittances pursuant to Section 8.01 and for all other purposes whatsoever, and none of the Servicer, the Company, the Trustee, the Certificate Registrar, the Paying Agent or any agent of the Servicer, the Company, the Trustee, the Paying Agent or the Certificate Registrar shall be affected by notice to the contrary.

     SECTION 9.06.  Access to List of Certificateholders' and Class C
                    -------------------------------------------------
Certificateholders' Names and Addresses.
---------------------------------------

     The Certificate Registrar will furnish to the Trustee and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders and the Class C Certificateholders as of the most recent Record Date. If Holders of Certificates representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance apply in writing to the Trustee (hereinafter referred to as "Applicants"), and such application states that the Applicants
                ----------
desire to communicate with other Certificateholders or the Class C Certificateholders with respect to their rights under this Agreement or under the Certificates or the Class C Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders and the Class C Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list

                                      9-7
promptly upon receipt.  Every Certificateholder and the Class C
Certificateholders, by receiving and holding a Certificate or Class C Certificate, agrees with the Certificate Registrar and the Trustee that none of the Company, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders or the Class C Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 9.07.  Authenticating Agents.
                    ---------------------

     The Trustee may appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates or the Class C Certificates. For all purposes of this Agreement, the execution and delivery of Certificates or the Class C Certificates by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates or the Class C Certificates "by the Trustee."

                                      9-8

                                   ARTICLE X

                                  INDEMNITIES
                                  -----------

     SECTION 10.01.  Real Estate.
                     -----------

     The Company will defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee) and the Certificateholders and the Class C Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use or ownership of any real estate related to a Contract by the Company or the Servicer or any Affiliate of either. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Company under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

     SECTION 10.02.  Liabilities to Obligors.
                     -----------------------

     No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trust, the Certificateholders or the Class C Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust, the Certificateholders and the Class C Certificateholders expressly disclaim such assumption.

     SECTION 10.03.  Tax Indemnification.
                     -------------------

     The Company agrees to pay, and to indemnify, defend and hold harmless the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificateholders and the Class C Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Trust, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Certificates and the Class C Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Company, the Servicer or the Trustee under this Agreement or imposed against the Trust, a Certificateholder, the Class C Certificateholders or otherwise.

                                     10-1

     SECTION 10.04.  Servicer's Indemnities.
                     ----------------------

     The Servicer shall defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificateholders and the Class C Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including any failure to comply with FHA Regulations in enforcing an FHA-Insured Contract, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Contract. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 10.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Company of, any such Contract.

     SECTION 10.05.  Operation of Indemnities.
                     ------------------------

     Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Company or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trust will repay such amounts collected to the Company or the Servicer, as the case may be, without interest.

     SECTION 10.06.  REMIC Tax Matters.
                     -----------------

     If a Class C Certificateholder, pursuant to Section 6.06, pays any taxes or charges imposed upon the Trust, the Master REMIC or the Subsidiary REMIC as a REMIC or otherwise, such taxes or charges, except to the extent set forth in the following proviso, shall be expenses and costs of the Trust and the Class C Certificateholders shall be entitled to be reimbursed therefor out of the Certificate Account as provided in Section 8.04; provided, however, that any
                                                 -----------------
such taxes or charges shall not be expenses or costs of the Trust, nor will the Class C Certificateholders be entitled to reimbursement therefor out of the Certificate Account, if and to the extent that such taxes or charges resulted from a failure (i) by the Company, the Trustee or any Servicer to comply with the provisions of Section 2.05, (ii) by any Servicer to comply with the provisions of Section 6.06, or (iii) by the Trustee to execute any tax returns pursuant to Section 11.11.

                                     10-2

                                  ARTICLE XI

                                  THE TRUSTEE
                                  -----------

     SECTION 11.01.  Duties of Trustee.
                     -----------------

     The Trustee, prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Termination has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement.

     Subject to Section 11.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:
                                                --------  -------

          a. Prior to the occurrence of an Event of Termination, and after the curing of all such Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          b. The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          c. The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders representing, in the aggregate, 25% or more of

                                     11-1
     the Aggregate Certificate Principal Balance relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          d. The Trustee shall not be charged with knowledge of any event referred to in Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such event or the Trustee receives written notice of such event from the Servicer or the Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance; and

          e. The Trustee may rely and shall be protected in acting or refraining from taking any action in reliance on the advice of the Servicer in all matters with respect to FHA Insurance. The Trustee shall not be liable for any actions taken by the Servicer with respect to FHA Insurance, including but not limited to the maintenance of such insurance and the submission of claims to FHA.

     None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company or the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 11.02.  Certain Matters Affecting the Trustee.
                     -------------------------------------

     Except as otherwise provided in Section 11.01:

          a. The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          b. The Trustee may consult with counsel and any opinion of any counsel for the Company or the Servicer shall be full and complete authorization

                                     11-2
     and protection in respect of any action taken or suffered or omitted by the Trustee hereunder in good faith and in accordance with such Opinion of Counsel;

          c. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee
     --------  -------
     of the obligations, upon the occurrence of an Event of Termination (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          d. Prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance; provided, however, that if the payment within a
                        --------  -------
     reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and

          e. The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or custodians if appointed by it with due care hereunder.

     SECTION 11.03.  Trustee Not Liable for Certificates, Class C Certificates
                     ---------------------------------------------------------
or Contracts.
------------

     The Trustee assumes no responsibility for the correctness of the recitals contained herein, in the Certificates or in the Class C Certificates (other than the Trustee's execution thereof). The Trustee makes no representations as to the validity or

                                     11-3
sufficiency of this Agreement, of the Certificates or of the Class C Certificates (other than its execution thereof) or of any Contract, Contract File or related document. The Trustee shall not be accountable for the use or application by the Servicer or the Company of funds paid to the Company in consideration of conveyance of the Contracts to the Trust by the Company or deposited in or withdrawn from the Certificate Account by the Servicer.

     SECTION 11.04.  Trustee May Own Certificates.
                     ----------------------------

     The Trustee in its individual or other capacity may become the owner or pledgee of Certificates representing less than all the beneficial interest in the Trust with the same rights as it would have if it were not Trustee.

     SECTION 11.05.  Rights of Certificateholders to Direct Trustee and to Waive
                     -----------------------------------------------------------
Events of Termination.
---------------------

     Holders of Certificates representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided,
                                                                    --------
however, that, subject to Section 11.01, the Trustee shall have the right to
-------
decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that
                                                      -------- -------
nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders. Holders of the Certificates representing, in the aggregate, 51% or more of the Aggregate Certificate Principal Balance may on behalf of Certificateholders waive any past Event of Termination hereunder and its consequences, except a default in respect of a covenant or provision
                      ------
hereof which under Section 12.08 cannot be modified or amended without the consent of all Certificateholders, and upon any such waiver, such Event of Termination shall cease to exist and shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Termination or impair any right consequent thereon.

     SECTION 11.06.  The Servicer to Pay Trustee's Fees and Expenses.
                     -----------------------------------------------

     The Servicer agrees:

                                     11-4

          a. to pay to the Trustee reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          b. except as otherwise expressly provided herein, to reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          c. to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The covenants in this Section 11.06 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent and Certificate Registrar hereunder, and shall survive the termination of this Agreement.

     SECTION 11.07.  Eligibility Requirements for Trustee.
                     ------------------------------------

     The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any State, authorized under such laws to exercise corporate trust powers and a Title I approved lender pursuant to FHA Regulations, and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000, provided that the Trustee's separate capital and surplus shall at
             --------
all times be at least the amount required by Section 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 11.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee (or, if the Trustee is First Trust National Association, the parent company of First Trust National Association) shall at all times have a long-term deposit rating from S&P of at least BBB or as shall be otherwise acceptable to S&P and have a long-term deposit rating from Fitch of at least BBB or as shall be otherwise acceptable to Fitch. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section

                                     11-5

11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.08.

     SECTION 11.08.  Resignation or Removal of Trustee.
                     ---------------------------------

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Servicer and the Company and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.07 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee. If the Company shall have removed the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.09.

     SECTION 11.09.  Successor Trustee.
                     -----------------

     Any successor Trustee appointed as provided in Section 11.08 shall execute, acknowledge and deliver to the Servicer, the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee the Contracts and the Contract Files and any related documents and statements held by it hereunder; and, if the Contracts are then held by a

                                     11-6

Custodian pursuant to a custodial agreement, the predecessor Trustee and the Custodian shall amend such custodial agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer, the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. If the predecessor Trustee is then the lender of record for purposes of FHA Insurance (due to an Event of Termination), the predecessor Trustee shall submit a report to FHA describing the transfer of the FHA-Insured Contracts without recourse, in such form as is then required under FHA Regulations to cause HUD to transfer to the successor Trustee the FHA insurance reserves applicable to the FHA-Insured Contracts.

     No successor Trustee shall accept appointment as provided in this Section
11.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.07.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 11.09, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to S&P, to Fitch and to each Certificateholder and the Class C Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 11.10.  Merger or Consolidation of Trustee.
                     ----------------------------------

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions
                   --------
of Section 11.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify S&P and Fitch in the event it is a party to any merger, conversion or consolidation.

     SECTION 11.11.  Tax Returns.
                     -----------

     Upon the Servicer's request, the Trustee will furnish the Servicer with all such information as the Servicer may reasonably require in connection with preparing all tax returns of the Trust and the Trustee shall execute such returns.

                                     11-7

     SECTION 11.12.  Obligor Claims.
                     --------------

     In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Contracts based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Contracts, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. (S) 433) as amended from time to time:

          a. The Trustee is not, and shall not be deemed to be, either in any individual capacity, as trustee hereunder or otherwise, a creditor, or a joint venturer with or an Affiliate of, or acting in concert or cooperation with, any seller of home improvements, in the arrangement, origination or making of Contracts. The Trustee is the holder of the Contracts only as trustee on behalf of the Certificateholders and the Class C Certificateholder, and not as a principal or in any individual or personal capacity;

          b. The Trustee shall not be personally liable for or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders or the Class C Certificateholder for any offset defense amounts applied against Contract payments, pursuant to such legal actions;

          c. The Trustee will pay, solely from available Trust monies, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions;

          d. The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Obligors' legal actions to recover affirmative claims against Certificateholders and the Class C Certificateholder;

          e. The Trustee will cooperate with and assist Certificateholders and the Class C Certificateholder in their defense of legal actions by Obligors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as a party to such legal actions and if the Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom; and

          f. The Company hereby agrees to indemnify, hold harmless and defend the Trustee, Certificateholders and the Class C Certificateholder from and against any and all liability, loss, costs and expenses of the Trustee, Certificateholders and the Class C Certificateholder resulting from any affirmative claims for recovery asserted or collected by Obligors under the Contracts. Notwithstanding any other

                                     11-8
     provision of this Agreement, the obligation of the Company under this
     Section 11.12(f) shall not terminate upon a Service Transfer pursuant to
     Article VII.

     SECTION 11.13.  Appointment of Co-Trustee or Separate Trustee.
                     ---------------------------------------------

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction having authority over the Trust, the Contracts or the Obligors, the Company and Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.07 hereunder and no notice to Certificateholders or the Class C Certificateholder of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.09 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such co-trustee or separate trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then co-trustees and separate trustees, as effectively as if given to each of them. Every instrument appointing any co-trustee or separate trustee shall refer to this Agreement and the conditions of this Article XI. Each co-trustee and separate trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the

                                     11-9
conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any co-trustee or separate trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 11.14.  Certain Matters Relating to FHA Insurance.
                     -----------------------------------------

     a. In the event the Company and the successor Servicer, if any, shall fail to pay all FHA Insurance premiums with respect to the FHA-Insured Contracts required by FHA Regulations, the Trustee shall pay such FHA Insurance premiums and shall be entitled to reimbursement for such amounts pursuant to Section 8.04(b)(9).

     b. If, following the termination of the Trust pursuant to Section 12.04, HUD demands reimbursement from the Trustee of an FHA Insurance claim paid on an FHA-Insured Contract prior to the termination of the Trust, the Trustee agrees that it will not seek to recover any such amount from any Person other than the Servicer that submitted such claim.

     SECTION 11.15.  Trustee and First Bank System, Inc.
                     ----------------------------------

     In the event the Trustee ceases to be a direct, wholly owned subsidiary of First Bank System, Inc., the Trustee shall promptly notify S&P and Fitch.

     SECTION 11.16.  Trustee Advances.
                     ----------------

     a. If the Servicer fails to deposit into the Certificate Account Advances as required by Section 8.02, then the Trustee shall, subject to the provisions of paragraph (b) below, from its own funds, deposit into the Certificate Account the amount not so deposited by the Servicer on or before the Business Day preceding the related Payment Date (a "Trustee Advance").
                                       ---------------

     b. The Trustee shall not be required to make any Trustee Advance if and to the extent that it determines in good faith that the funds, if advanced, would not be recoverable by it from subsequent amounts available in the Certificate Account in accordance with Section 8.04(b) or Section 8.04(d), as applicable.

                                     11-10

     c.   The Trustee shall be entitled to reimbursement of a Trustee
Advance from funds subsequently available therefor in the Certificate Account in accordance with Section 8.04(b) or Section 8.04(d), as applicable.

                                     11-11

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

     SECTION 12.01.  Servicer Not to Resign; Delegation of Servicing Duties.
                     ------------------------------------------------------

     The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel for the Servicer to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.03.

     Notwithstanding the foregoing, the Company, if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of the Company, for so long as said subsidiary remains, directly or indirectly, a wholly owned subsidiary of the Company. Notwithstanding any such delegation, the Company shall retain all of the rights and obligations of the Servicer hereunder.

     SECTION 12.02.  Company Not to Engage in Certain Transactions with Respect
                     ----------------------------------------------------------
to the Trust.
------------

     The Company shall not:

          a. Provide credit to any Certificateholder for the purpose of enabling such Certificateholder to purchase Certificates;

          b.   Purchase any Certificates in an agency or trustee capacity; or

          c.   Loan any money to the Trust.

     SECTION 12.03.  Maintenance of Office or Agency.
                     -------------------------------

     The Trustee will maintain in Minneapolis or St. Paul, Minnesota, an office or agency where Certificates or the Class C Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates, the Class C Certificates and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at 180 East 5th Street, Second Floor, St. Paul, Minnesota 55101. The Trustee will give prompt written notice to the Company, the Servicer, the Certificateholders and the Class C Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                                     12-1

     SECTION 12.04.  Termination.
                     -----------

     a. The Trust created hereby and the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby (other than the responsibility of the Trustee to make any final distributions to Certificateholders and the Class C Certificateholders as set forth below) shall terminate on the earlier of (a) the Payment Date on which the principal balance of all of the Contracts is reduced to zero; or (b) the Payment Date occurring in the month following the Servicer's purchase of the Contracts pursuant to Section 8.06; provided, that in no event shall the trust created hereby continue beyond
      --------
the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof, and provided, further, that
                                                       --------  -------
the Servicer's and the Company's representations and warranties and indemnities by the Company and the Servicer shall survive termination. Any termination of the Trust must be conducted so as to qualify as a "qualified liquidation" of the Master REMIC and Subsidiary REMIC within the meaning of the REMIC Provisions.

     b. Notice of any termination, specifying the Final Payment Date (which shall be a date that would otherwise be a Payment Date) upon which all Certificateholders or the Class C Certificateholders may surrender their Certificates or the Class C Certificates to the Servicer for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon direction by the Servicer ten days prior to the date such notice is to be mailed) by letter to S&P, to Fitch and to Certificateholders and the Class C Certificateholders mailed no later than the fifth Business Day of the month of the Final Payment Date specifying (1) the Final Payment Date upon which final payment on the Certificates and the Class C Certificates will be made upon presentation and surrender of Certificates and the Class C Certificates at the office or agency of the Servicer therein designated; (2) the amount of any such final payment; and (3) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates and the Class C Certificates at the office or agency of the Servicer therein specified. Any notice of purchase of Contracts by the Servicer pursuant to Section 8.06 shall constitute the adoption by the Trustee on behalf of the Certificateholders and the Class C Certificateholders of a plan of complete liquidation within the meaning of Section 860F of the Code on the date such notice is given when signed by the Trustee. Each such notice shall, to the extent required by the REMIC Provisions or other applicable law, be signed on behalf of the Trust by the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to the Certificateholders and the Class C Certificateholders. In the event such notice is given in connection with the Servicer's election to purchase the Contracts, the Servicer shall deposit in the Certificate Account on the Final Payment Date in immediately available funds an amount equal to the purchase price specified in
Section 8.06 and upon such deposit Certificateholders and the Class C Certificateholders will be entitled to the amount of such purchase price but not amounts in excess thereof, all as provided herein. Upon certification to the Trustee

                                     12-2
by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Servicer the Contract Files for the remaining Contracts, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

     c. Upon presentation and surrender of the Certificates and the Class C Certificates, the Trustee shall cause to be distributed from the Certificate Account, in the following order of priority, to Certificateholders and the Class C Certificateholders on the final Payment Date in proportion to their respective Percentage Interests: (1) to the extent the Sub-Pool HI Amount Available is sufficient therefor, an amount equal to (i) as to Class HI: A Certificates, the Class HI: A-1 Principal Balance, the Class HI: A-2 Principal Balance, and the Class HI: A-3 Principal Balance, together with any Unpaid Class HI: A Interest Shortfall and one month's interest at the Class HI: A-1 Pass-through Rate, the Class HI: A-2 Pass-through Rate and the Class HI: A-3 Pass-through Rate on the Class HI: A-l Principal Balance, the Class HI: A-2 Principal Balance and the Class HI: A-3 Principal Balance, respectively, (ii) as to Class HI: M-1 Certificates, the Class HI: M-1 Principal Balance, together with any Unpaid Class HI: M-1 Interest Shortfall and one month's interest at the Class HI: M-1 Pass-Through Rate on the Class HI: M-1 Principal Balance, (iii) as to Class HI:
M-2 Certificates, the Class HI: M-2 Principal Balance, together with any Unpaid Class HI: M-2 Interest Shortfall and one month's interest at the Class HI: M-2 Pass-Through Rate on the Class HI: M-2 Principal Balance, (iv) as to Class HI:
B-1 Certificates, the Class HI: B-1 Principal Balance, together with any Unpaid Class HI: B-1 Interest Shortfall and one month's interest at the Class HI: B-1 Pass-Through Rate on the Class HI: B-1 Principal Balance, (v) as to Class HI: B-2 Certificates, the Class HI: B-2 Principal Balance, together with any Unpaid Class HI: B-2 Interest Shortfall and one month's interest at the Class HI: B-2 Pass-Through Rate on the Class HI: B-2 Principal Balance, and (vi) as to the Class HI: M and Class HI: B Certificates, the amounts specified in Section 8.04(b)(8), in the order specified therein; (2) to the extent the Sub-Pool HE Amount Available is sufficient therefor, an amount equal to (i) as to Class HE:
A Certificates, the Class HE: A-1 ARM Principal Balance, the Class HE: A-1 Principal Balance, the Class HE: A-2 Principal Balance, the Class HE: A-3 Principal Balance, the Class HE: A-4 Principal Balance, the Class HE: A-5 Principal Balance, the Class HE: A-6 Principal Balance, the Class HE: A-7 Principal Balance, and together with any Unpaid Class HE: A Interest Shortfall and one month's interest at the Class HE: A-1 ARM Pass-Through Rate, the Class
HE: A-1 Pass-Through Rate, the Class HE: A-2 Pass-Through Rate, the Class HE: A-3 Pass-Through Rate, the Class HE: A-4 Pass-Through Rate, the Class HE: A-5 Pass-Through Rate, the Class HE: A-6 Pass-Through Rate, the Class HE: A-7 Pass-Through Rate, and the Class HE: A-8 IO Pass-Through Rate, on the Class HE: A-l Principal Balance, the Class HE: A-2 Principal Balance, the Class HE: A-3 Principal Balance, the Class HE: A-4 Principal Balance, the Class HE: A-5 Principal Balance, the Class HE: A-6 Principal Balance, the Class HE: A-7 Principal Balance, and the Class HE: A-8 IO Notional Principal Amount, respectively, (ii) as to Class HE: M-1 Certificates, the Class HE: M-1 Principal Balance, together with any Unpaid Class HE: M-1 Interest Shortfall and one month's interest at the Class HE:

                                     12-3

M-1 Pass-Through Rate on the Class HE: M-1 Principal Balance, (iii) as to Class
HE: M-2 Certificates, the Class HE: M-2 Principal Balance, together with any Unpaid Class HE: M-2 Interest Shortfall and one month's interest at the Class
HE: M-2 Pass-Through Rate on the Class HE: M-2 Principal Balance, (iv) as to Class HE: B-1 Certificates, the Class HE: B-1 Principal Balance, together with any Unpaid Class HE: B-1 Interest Shortfall and one month's interest at the Class HE: B-1 Pass-Through Rate on the Class HE: B-1 Principal Balance, (v) as to Class HE: B-2 Certificates, the Class HE: B-2 Principal Balance, together with any Unpaid Class HE: B-2 Interest Shortfall and one month's interest at the Class HE: B-2 Pass-Through Rate on the Class HE: B-2 Principal Balance, (vi) as to the Class HE: M and Class HE: B Certificates, the amounts specified in
Section 8.04(d)(8), in the order specified therein; and (3) as to the Class C Certificates, the amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (1) and (2) above; provided that, any Class HI: B-2 Guaranty Payment
                           -------------
deposited in the Certificate Account shall be distributed only to the Class HI:
B-2 Certificateholders and any Class HE: B-2 Guaranty Payment deposited in the Certificate Account shall be distributed only to the Class HE: B-2 Certificateholders. The distribution on the Final Payment Date pursuant to this
Section 12.04 shall be in lieu of the distribution otherwise required to be made on such Payment Date in respect of each Class of Certificates and the Class C Certificates.

     d. In the event that all of the Certificateholders and the Class C Certificateholders do not surrender their Certificates and the Class C Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Company shall give a second written notice to the remaining Certificateholders and the Class C Certificateholders to surrender their Certificates and the Class C Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates and the Class C Certificates shall not have been surrendered for cancellation, the Company shall transfer to itself all amounts remaining on deposit in the Certificate Account, to hold in trust for Certificateholders and the Class C Certificateholders who have not surrendered their Certificates or the Class C Certificates, as the case may be, for cancellation, together with the final record list of Certificateholders and the Class C Certificateholders, and the Company shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and to contact the Class C Certificateholders concerning their surrender of their Class C Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     SECTION 12.05.  Acts of Certificateholders and Class C Certificateholders.
                     ---------------------------------------------------------

     a. Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver, or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and

                                     12-4
shall be binding upon, all Certificateholders if agreed to by Holders of Certificates representing, in the aggregate, 51% or more of the Aggregate Certificate Principal Balance.

     b. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders or the Class C Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders or the Class C Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Trustee, the Servicer and the Company if made in the manner provided in this Section.

     c. The fact and date of the execution by any Certificateholder or Class C Certificateholders of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     d. The ownership of Certificates and the Class C Certificates shall be proved by the Certificate Register.

     e. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder or the Class C Certificateholders shall bind every holder of every Certificate or the Class C Certificates, as applicable, issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee, the Servicer or the Company in reliance thereon, whether or not notation of such action is made upon such Certificates or Class C Certificates.

     f. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     SECTION 12.06.  Calculations.
                     ------------

     Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

                                     12-5

     SECTION 12.07.  Assignment or Delegation by Company.
                     -----------------------------------

     Except as specifically authorized hereunder, and except for its obligations as Servicer which are dealt with under Article V and Article VII, the Company may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Holders of Certificates representing, in the aggregate, 66 2/3% or more of the Aggregate Certificate Principal Balance, and any attempt to do so without such consent shall be void. Notwithstanding the foregoing, the Company may not delegate its obligations under Section 8.03 hereof absent (a) the prior written consent of Holders of Certificates representing, in the aggregate, 66 2/3% or more of the Aggregate Certificate Principal Balance, and the prior written confirmation of S&P and Fitch that the rating of the Certificates will not be lowered or withdrawn following such delegation, or (b) the prior written consent of all of the Certificateholders, and any attempt to do so without such consent shall be void.

     SECTION 12.08.  Amendment.
                     ---------

     a. This Agreement may be amended from time to time by the Company, the Servicer and the Trustee, without the consent of any of the Certificateholders or the Class C Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, to make such changes as are necessary to maintain the status of the Trust as a "real estate mortgage investment conduit" under the REMIC Provisions of the Code or to otherwise effectuate the benefits of such status to the Trust, the Certificateholders or the Class C Certificateholders, including, without limitation, to implement any provision permitted by law that would enable a REMIC to avoid the imposition of any tax, or to make any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such
                                                    --------  -------
action shall not, as evidenced by an Opinion of Counsel for the Servicer, adversely affect in any material respect the interests of any Certificateholder.

     b. This Agreement may also be amended by agreement of the Trustee, the Servicer and the Company at any time without the consent of the Certificateholders or the Class C Certificateholders to effect the transfer of FHA Insurance reserves to another entity in compliance with revisions to FHA Regulations, provided that prior to any such amendment S&P and Fitch have each
             --------
confirmed in writing that the rating of the Certificates will not be lowered or withdrawn following such amendment.

     c. This Agreement may also be amended from time to time by the Servicer, the Company and the Trustee, with the consent of Holders of Certificates representing, in the aggregate, 66 2/3% or more of the Aggregate Certificate Principal Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of such

                                     12-6

Certificateholders; provided, however, that no such amendment shall (a) reduce
                    --------  -------
in any manner the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Certificate,
(b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, (c) result in the disqualification of the Trust as a REMIC under the Code, (d) adversely affect the status of either of the Master REMIC or the Subsidiary REMIC as a REMIC or the status of the Certificates or the Subsidiary REMIC Regular Interests as "regular interests" in the Master REMIC or Subsidiary REMIC, respectively, or (e) cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code. This Agreement may not be amended without the consent of the Class C Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which would modify in any manner the rights of the Class C Certificateholders.

     d. This Agreement shall not be amended under this Section without the consent of 100% of the Certificateholders and the Class C Certificateholders if such amendment would result in the disqualification of the Trust as a REMIC under the Code.

     e.   Concurrently with the solicitation of any consent pursuant to this
Section 12.08, the Trustee shall furnish written notification to S&P and Fitch. Promptly after the execution of any amendment or consent pursuant to this
Section 12.08, the Trustee shall furnish written notification of the substance of such amendment to S&P, Fitch, each Certificateholder and the Class C Certificateholders.

     f. It shall not be necessary for the consent of Certificateholders and the Class C Certificateholders under this Section 12.08 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders and the Class C Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     g. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     h. In connection with any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by this Agreement.

                                     12-7

     i. Upon the execution of any amendment or consent pursuant to this Section 12.08, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Certificateholder or the Class C Certificateholders hereunder shall be bound thereby.

     j. In the absence of the consent described in subsection (d) of this Section, in connection with any amendment pursuant to this Section, the Trustee shall have received an unqualified Opinion of Counsel, the expense of which shall not be an expense of the Trust, stating that any such amendment (i) will not adversely affect the status of either of the Master REMIC or Subsidiary REMIC as a REMIC or the status of the Certificates or the Subsidiary REMIC Regular Interests as "regular interests" therein, and (ii) will not cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code.

     SECTION 12.09.  Notices.
                     -------

     All communications and notices pursuant hereto to the Servicer, the Company, the Trustee, S&P and Fitch shall be in writing and delivered or mailed to it at the appropriate following address:

     If to the Company or the Servicer:

          Green Tree Financial Corporation
          1100 Landmark Towers
          345 St. Peter Street
          St. Paul, Minnesota 55102-1639
          Attention:  Chief Financial Officer
          Telecopier Number:  (612) 293-5746

     If to the Trustee:

          First Trust National Association
          Corporate Trust Department
          180 East 5th Street
          Second Floor
          St. Paul, Minnesota 55101
          Attention:  Tammy Schultz-Fugh
          Telecopier Number:  (612) 244-0089

                                     12-8

     If to S&P:

          Standard & Poor's
          26 West Broadway, 10th Floor
          New York, NY  10004
          Attention:  Ernestine Warner, Mortgage Surveillance

     If to Fitch:

          Fitch Investors Service, L.P.
          One State Street Plaza
          New York, NY  10004
          Attention:  Janine Putolsky

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

     All communications and notices pursuant hereto to a Certificateholder or the Class C Certificateholders shall be in writing and delivered or mailed at the address shown in the Certificate Register.

     SECTION 12.10.  Merger and Integration.
                     ----------------------

     Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 12.11.  Headings.
                     --------

     The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 12.12.  Governing Law.
                     -------------

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.

                                     12-9

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized this 16th day of September, 1997.

                                   GREEN TREE FINANCIAL
                                   CORPORATION

                                   By /s/ Scott T. Young
                                      ----------------------------
                                      Its Vice President
                                      and Controller

                                   Attest: /s/ Joel H. Gottesman
                                           -----------------------
                                           Joel H. Gottesman
                                           Secretary

                                   First Trust National Association
                                   not in its individual capacity but
                                   solely as Trustee

                                   By /s/ Tamara Schultz
                                      ----------------------------
                                      Its Trust Officer

                                   Attest  /s/ C. Harfeld
                                           -----------------------

                                     12-10

                                   EXHIBIT A
                                   ---------

                        FORM OF CLASS HI: A CERTIFICATE
                        -------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class HI: A-[1][2][3]                   No.
(Senior)

Cut-off Date:                           Pass-Through Rate:  ___%
July 31, 1997:                          Denomination:  $________


First Payment Date:                     Aggregate Denomination of
October 15, 1997                        All Class HI: A-[1][2][3]
                                        Certificates:  $________

Servicer:                               Final Scheduled Payment Date:
Green Tree Financial Corporation        October 15, 2023
                                        (or if such day is not a
                                        Business Day, then the next
                                        succeeding Business Day)

                                        CUSIP:________

            CERTIFICATE FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                 SERIES 1997-D, CLASS HI: A-[1][2][3] (SENIOR)
                 ---------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Improvement and Home Equity Loans, Series 1997-D, Class HI: A-[1][2][3] issued by Home Improvement and Home Equity Loan Trust 1997-D (the "Trust"), which includes among its assets two sub-pools, one of which is comprised of home improvement loan contracts and promissory notes (the "Home Improvement Contracts") and the other of which is comprised of home equity loans (the "Home Equity Contracts" and, together with the Home Improvement Contracts, collectively the "Contracts") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Contracts and any and all rights to receive payments due on the Contracts after July 31, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") or the Subsequent Cut-off Date with respect to the Subsequent Home Equity Contracts. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing October 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class HI: A-[1][2][3] Certificates with an aggregate Percentage Interest of at least 5% of the Class HI: A-[1][2][3] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class HI: A-[1][2][3] Distribution Amount for such Payment Date. Distributions of interest and principal on the Class HI: A-[1][2][3] Certificates will be made primarily from amounts available in respect of the Home Improvement Contracts. The final scheduled Payment Date of this Certificate is

October 15, 2023 or the next succeeding Business Day if such October 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the

Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Improvement and Home Equity Loan Trust 1997-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  September ____, 1997            HOME IMPROVEMENT AND HOME
                                        EQUITY LOAN TRUST 1997-D


                                        By:  FIRST TRUST NATIONAL ASSOCIATION


                                        By:__________________________________
                                             Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Certificate for Home Improvement and Home Equity Loans, Series 1997-D, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:__________________                By______________________________________
                                          Signature

                                   EXHIBIT B
                                   ---------

                        FORM OF CLASS HI: M CERTIFICATE
                        -------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS HI: A CERTIFICATES [AND CLASS HI: M-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class HI: M-[1][2]                      No.
(Subordinate)

Cut-off Date:                           Pass-Through Rate:  _____%
July 31, 1997                           Denomination:  $______________


First Payment Date:                     Aggregate Denomination of
October 15, 1997                        All Class HI: M-[1][2] Certificates:
                                        $_____________

Servicer:                               Final Scheduled Payment Date:
Green Tree Financial Corporation        October 15, 2023
                                        (or if such day is not a
                                        Business Day, then the next
                                        succeeding Business Day)

                                        CUSIP:_________________

            CERTIFICATE FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                SERIES 1997-D, CLASS HI: M-[1][2] (SUBORDINATE)
                -----------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Improvement and Home Equity Loans, Series 1997-D, Class HI: M-[1][2] issued by Home Improvement and Home Equity Loan Trust 1997-D (the "Trust"), which includes among its assets two sub-pools, one of which is comprised of home improvement loan contracts and promissory notes (the "Home Improvement Contracts") and the other of which is comprised of home equity loans (the "Home Equity Contracts" and, together with the Home Improvement Contracts, collectively the "Contracts") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Contracts and any and all rights to receive payments due on the Contracts after July 31, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") or the Subsequent Cut-off Date with respect to the Subsequent Home Equity Contracts. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing October 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class HI: M-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class HI: M-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class HI: M-[1][2] Distribution Amount (plus the Class HI: M-[1][2] Interest Deficiency Amount, if any) for such Payment Date. Distributions of interest and principal on the Class HI: M-[1][2] Certificates will be made primarily from amounts available in respect of the Home Improvement Contracts.

The final scheduled Payment Date of this Certificate is October 15, 2023 or the next succeeding Business Day if such October 15 is not a Business Day.

    The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein by, on behalf of or with plan assets of any employee benefit plan, trust or account that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code (each, a "Plan") will be
                                                                 ----
registered unless the transferee, at its expense, delivers to the Company and the Trustee at its own expense an opinion of counsel (satisfactory to the Company and the Trustee) that the purchase and holding of the Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Trust, the Company or the Servicer to any obligation or liability in addition to those undertaken in this Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, nor purchasing with plan assets of any Plan.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Improvement and Home Equity Loan Trust 1997-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  September ____, 1997            HOME IMPROVEMENT AND HOME EQUITY
                                        LOAN TRUST 1997-D


                                        By:  FIRST TRUST NATIONAL ASSOCIATION


                                        By:__________________________________
                                             Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Certificate for Home Improvement and Home Equity Loans, Series 1997-D, and does hereby irrevocably constitute and appoint _______________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                                  By:_____________________________________
                                          Signature

                                   EXHIBIT C
                                   ---------

                        FORM OF CLASS HI: B CERTIFICATE
                        -------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS HI: A CERTIFICATES, THE CLASS HI: M CERTIFICATES [AND THE CLASS HI: B-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class HI: B-[1][2]                      No.
(Subordinate)

Cut-off Date:                           Pass-Through Rate:  ____%
July 31, 1997                           Denomination: $________________

First Payment Date:                     Aggregate Denomination of
October 15, 1997                        All Class HI: B-[1][2] Certificates:
                                        $___________________________________

Servicer:                               Final Scheduled Payment Date:
Green Tree Financial Corporation        October 15, 2023
                                        (or if such day is not a
                                        Business Day, then the next
                                        succeeding Business Day)

                                        CUSIP:______________________________

            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                SERIES 1997-D, CLASS HI: B-[1][2] (SUBORDINATE)
                -----------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Improvement and Home Equity Loans, Series 1997-D, Class HI: B-[1][2], issued by Home Improvement and Home Equity Loan Trust 1997-D (the "Trust"), which includes among its assets two sub-pools, one of which is comprised of home improvement loan contracts and promissory notes (the "Home Improvement Contracts") and the other of which is comprised of home equity loans (the "Home Equity Contracts" and, together with the Home Improvement Contracts, collectively the "Contracts") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Contracts and any and all rights to receive payments due on the Contracts after July 31, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") or the Subsequent Cut-off Date with respect to the Subsequent Home Equity Contracts. [AND THE CLASS HI: B-2 LIMITED GUARANTY]. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing October 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class HI: B-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class HI: B-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class HI: B-[1][2] Distribution Amount [(PLUS THE CLASS HI: B-1 INTEREST DEFICIENCY AMOUNT, IF ANY)][AND ANY CLASS HI: B-2 GUARANTY PAYMENT] for such Payment Date. Distributions of interest and principal on the Class HI: B-[1][2] Certificates will be made primarily from amounts available in respect of the Home Improvement Contracts. The final scheduled Payment Date of this Certificate is October 15, 2023 or the next succeeding Business Day if such October 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account [AND THE CLASS HI:
B-2 LIMITED GUARANTY OF THE COMPANY], to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein by, on behalf of or with plan assets of any employee benefit plan, trust or account that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code (each, a "Plan") will be
                                                                 ----
registered unless the transferee, at its expense, delivers to the Company and the Trustee at its own expense an opinion of counsel (satisfactory to the Company and the Trustee) that the purchase and holding of the Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Trust, the Company or the Servicer to any obligation or liability in addition to those undertaken in this Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, nor purchasing with plan assets of any Plan.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Improvement and Home Equity Loan Trust 1997-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated: September ____, 1997             HOME IMPROVEMENT AND HOME EQUITY
                                        LOAN TRUST 1997-D


                                        By: FIRST TRUST NATIONAL ASSOCIATION


                                        By:__________________________________
                                             Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________ the within Certificate for Home Improvement and Home Equity Loans, Series 1997-D, and does hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                                  By:_____________________________________
                                          Signature

                                  EXHIBIT D-1
                                  -----------

                        FORM OF CLASS HE: A CERTIFICATE
                        -------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class HE: A-[1][2][3][4][5][6][7]       No.
(Senior)

Cut-off Date:                           Pass-Through Rate:  ________%
July 31, 1997:                          Denomination:  $_______________


First Payment Date:                     Aggregate Denomination of
October 15, 1997                        All Class HE: A-[1][2][3][4][5][6][7]
                                        Certificates:  $_____________

Servicer:                               Final Scheduled Payment Date:
Green Tree Financial Corporation        September 15, 2028
                                        (or if such day is not a
                                        Business Day, then the next
                                        succeeding Business Day)

                                        CUSIP:   _______________

                                     D-1-1

            CERTIFICATE FOR HOME IMPROVEMENT AND HOME EQUITY LOANS SERIES 1997-D, CLASS HE: A-[1][2][3][4][5][6][7] (SENIOR)
           ---------------------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Improvement and Home Equity Loans, Series 1997-D, Class HE: A-[1][2][3][4][5][6][7] issued by Home Improvement and Home Equity Loan Trust 1997-D (the "Trust"), which includes among its assets two sub-pools, one of which is comprised of home improvement loan contracts and promissory notes (the "Home Improvement Contracts") and the other of which is comprised of home equity loans (the "Home Equity Contracts" and, together with the Home Improvement Contracts, collectively the "Contracts") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Contracts and any and all rights to receive payments due on the Contracts after July 31, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") or the Subsequent Cut-off Date with respect to the Subsequent Home Equity Contracts. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing October 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class HE: A-[1][2][3][4][5][6][7] Certificates with an aggregate Percentage Interest of at least 5% of the Class HE: A- [1][2][3][4][5][6][7] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class HE: A-[1][2][3][4][5][6][7] Distribution Amount for such Payment Date. Distributions of interest and principal on the Class HE: A-[1][2][3][4][5][6][7] Certificates will be made

                                     D-1-2
primarily from amounts available in respect of the Home Equity Contracts. The final scheduled Payment Date of this Certificate is September 15, 2028 or the next succeeding Business Day if such September 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the

                                     D-1-3

Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Improvement and Home Equity Loan Trust 1997-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  September ____, 1997            HOME IMPROVEMENT AND HOME EQUITY
                                        LOAN TRUST 1997-D


                                        By:  FIRST TRUST NATIONAL ASSOCIATION


                                        By:___________________________________
                                             Authorized Officer

                                     D-1-4

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Certificate for Home Improvement and Home Equity Loans, Series 1997-D, and does hereby irrevocably constitute and appoint _______________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                                  By:_____________________________________
                                             Signature

                                     D-1-5

                                  EXHIBIT D-2
                                  -----------

                     FORM OF CLASS HE: A-1 ARM CERTIFICATE
                     -------------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class HE: A-1 ARM                    No.
(Senior)

Cut-off Date:                        Pass-Through Rate:  Variable equal to
July 31, 1997:                       Class HE: A-1 ARM Pass-Through Rate
                                     Denomination:  $__________


First Payment Date:                  Aggregate Denomination of
October 15, 1997                     All Class HE: A-1 ARM
                                     Certificates:  $__________

Servicer:                            Final Scheduled Payment Date: September 15,
2028
Green Tree Financial Corporation     (or if such day is not a
                                     Business Day, then the next
                                     succeeding Business Day)

                                     CUSIP:   __________

                                     D-2-1

            CERTIFICATE FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                   SERIES 1997-D, CLASS HE: A-1 ARM (SENIOR)
                   -----------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Improvement and Home Equity Loans, Series 1997-D, Class HE: A-1 ARM issued by Home Improvement and Home Equity Loan Trust 1997-D (the "Trust"), which includes among its assets two sub-pools, one of which is comprised of home improvement loan contracts and promissory notes (the "Home Improvement Contracts") and the other of which is comprised of home equity loans (the "Home Equity Contracts" and, together with the Home Improvement Contracts, collectively the "Contracts") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Contracts and any and all rights to receive payments due on the Contracts after July 31, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") or the Subsequent Cut-off Date with respect to the Subsequent Home Equity Contracts. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing October 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class HE: A-1 ARM Certificates with an aggregate Percentage Interest of at least 5% of the Class HE: A-1 ARM Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class HE: A-1 ARM Distribution Amount for such Payment Date. Distributions of interest and principal on the Class HE: A-1 ARM Certificates will be made primarily from amounts available in respect of the Adjustable Rate Home Equity Contracts. The final scheduled Payment Date of this

                                     D-2-2

Certificate is September 15, 2028 or the next succeeding Business Day if such September 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the

                                     D-2-3

Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Improvement and Home Equity Loan Trust 1997-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  September ____, 1997       HOME IMPROVEMENT AND HOME EQUITY
                                   LOAN TRUST 1997-D


                                   By: FIRST TRUST NATIONAL ASSOCIATION


                                   By:______________________________________
                                       Authorized Officer

                                     D-2-4

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________ the within Certificate for Home Improvement and Home Equity Loans, Series 1997-D, and does hereby irrevocably constitute and appoint _____________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                             By:___________________________________
                                       Signature

                                     D-2-5

                                  EXHIBIT D-3
                                  -----------

                     FORM OF CLASS HE: A-8 IO CERTIFICATE
                     ------------------------------------



     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class HE: A-8 IO                     No.
(Senior)

Cut-off Date:                        Pass-Through Rate:  ________%
July 31, 1997:                       Original Notional Amount:  $29,500,000

First Payment Date:                  Aggregate Original Notional Amount of
October 15, 1997                     All Class HE: A-8 IO
                                     Certificates:  $29,500,000

Servicer:                            Final Scheduled Payment Date:
Green Tree Financial Corporation     September 15, 2028
                                     (or if such day is not a
                                     Business Day, then the next
                                     succeeding Business Day)

                                     CUSIP:   _______________

                                     D-3-1

            CERTIFICATE FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                   SERIES 1997-D, CLASS HE: A-8 IO (SENIOR)
                   ----------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the Original Notional Amount set forth above in the Certificates for Home Improvement and Home Equity Loans, Series 1997-D, Class HE: A-8 IO issued by Home Improvement and Home Equity Loan Trust 1997-D (the "Trust"), which includes among its assets two sub-pools, one of which is comprised of home improvement loan contracts and promissory notes (the "Home Improvement Contracts") and the other of which is comprised of home equity loans (the "Home Equity Contracts" and, together with the Home Improvement Contracts, collectively the "Contracts") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Contracts and any and all rights to receive payments due on the Contracts after July 31, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") or the Subsequent Cut-off Date with respect to the Subsequent Home Equity Contracts. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing October 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class HE: A-8 IO Certificates with an aggregate Percentage Interest of at least 5% of the Class HE: A-8 IO Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class HE: A-8 IO Distribution Amount for such Payment Date. Distributions of interest on the Class HE: A-8 IO Certificates will be made primarily from amounts available in respect of the Home Equity Contracts.

                                     D-3-2

The final scheduled Payment Date of this Certificate is September 15, 2028 or the next succeeding Business Day if such September 15 is not a Business Day.

     This Certificate is an interest only Certificate. THE HOLDER OF THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS OF PRINCIPAL WITH RESPECT TO THE CONTRACTS.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                                     D-3-3

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Improvement and Home Equity Loan Trust 1997-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  September ____, 1997       HOME IMPROVEMENT AND HOME EQUITY
                                   LOAN TRUST 1997-D


                                   By: FIRST TRUST NATIONAL ASSOCIATION


                                   By:____________________________________
                                       Authorized Officer

                                     D-3-4

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the within Certificate for Home Improvement and Home Equity Loans, Series 1997-D, and does hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                             By:______________________________
                                        Signature

                                     D-3-5

                                   EXHIBIT E
                                   ---------

                        FORM OF CLASS HE: M CERTIFICATE
                        -------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS HE: A CERTIFICATES [AND CLASS HE: M-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class HE: M-[1][2]                   No.
(Subordinate)

Cut-off Date:                        Pass-Through Rate:  ______%
July 31, 1997                        Denomination:  $____________


First Payment Date:                  Aggregate Denomination of
October 15, 1997                     All Class HE: M-[1][2] Certificates:
                                     $________

Servicer:                            Final Scheduled Payment Date:
Green Tree Financial Corporation     September 15, 2028
                                     (or if such day is not a Business
                                     Day, then the next succeeding
                                     Business Day)

                                     CUSIP:________

            CERTIFICATE FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                SERIES 1997-D, CLASS HE: M-[1][2] (SUBORDINATE)
                -----------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Improvement and Home Equity Loans, Series 1997-D, Class HE: M-[1][2] issued by Home Improvement and Home Equity Loan Trust 1997-D (the "Trust"), which includes among its assets two sub-pools, one of which is comprised of home improvement loan contracts and promissory notes (the "Home Improvement Contracts") and the other of which is comprised of home equity loans (the "Home Equity Contracts" and, together with the Home Improvement Contracts, collectively the "Contracts") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Contracts and any and all rights to receive payments due on the Contracts after July 31, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") or the Subsequent Cut-off Date with respect to the Subsequent Home Equity Contracts. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing October 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class HE: M-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class HE: M-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class HE: M-[1][2] Distribution Amount (plus the Class HE: M-[1][2] Interest Deficiency Amount, if any) for such Payment Date. Distributions of interest and principal on the Class HE: M-[1][2] Certificates will be made primarily from amounts available in respect of the Home Equity Contracts. The final scheduled Payment Date of this Certificate is January 15, 2028 or the next succeeding Business Day if such January 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein by, on behalf of or with plan assets of any employee benefit plan, trust or account that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code (each, a "Plan") will be
                                                                 ----
registered unless the transferee, at its expense, delivers to the Company and the Trustee at its own expense an opinion of counsel (satisfactory to the Company and the Trustee) that the purchase and holding of the Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Trust, the Company or the Servicer to any obligation or liability in addition to those undertaken in this Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, nor purchasing with plan assets of any Plan.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Improvement and Home Equity Loan Trust 1997-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated: September ____, 1997        HOME IMPROVEMENT AND HOME EQUITY
                                   LOAN TRUST 1997-D


                                   By: FIRST TRUST NATIONAL ASSOCIATION


                                   By:____________________________________
                                        Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________ the within Certificate for Home Improvement and Home Equity Loans, Series 1997-D, and does hereby irrevocably constitute and appoint _______________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                             By:__________________________________
                                       Signature

                                   EXHIBIT F
                                   ---------

                        FORM OF CLASS HE: B CERTIFICATE
                        -------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS HE: A, THE CLASS HE: M CERTIFICATES [AND THE CLASS HE: B-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class HE: B-[1][2]                   No.
(Subordinate)

Cut-off Date:                        Pass-Through Rate:  ______%
July 31, 1997                        Denomination: $____________

First Payment Date:                  Aggregate Denomination of
October 15, 1997                     All Class HE: B-[1][2] Certificates:
                                     $_________

Servicer:                            Final Scheduled Payment Date:
Green Tree Financial Corporation     September 15, 2028
                                     (or if such day is not a Business
                                     Day, then the next succeeding
                                     Business Day)

                                     CUSIP:_________

            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                SERIES 1997-D, CLASS HE: B-[1][2] (SUBORDINATE)
                -----------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Improvement and Home Equity Loans, Series 1997-D, Class HE: B-[1][2], issued by Home Improvement and Home Equity Loan Trust 1997-D (the "Trust"), which includes among its assets two sub-pools, one of which is comprised of home improvement loan contracts and promissory notes (the "Home Improvement Contracts") and the other of which is comprised of home equity loans (the "Home Equity Contracts" and, together with the Home Improvement Contracts, collectively the "Contracts") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Contracts and any and all rights to receive payments due on the Contracts after July 31, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") or the Subsequent Cut-off Date with respect to the Subsequent Home Equity Contracts [AND THE CLASS HE: B-2 LIMITED GUARANTY]. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing October 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class HE: B-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class HE: B-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class HE: B-[1][2] Distribution Amount [(PLUS THE CLASS HE: B-1 INTEREST DEFICIENCY AMOUNT, IF ANY)][AND ANY CLASS HE: B-2 GUARANTY PAYMENT] for such Payment Date. Distributions of interest and principal on the Class HE: B-[1][2] Certificates will be made primarily from amounts available in respect of the Home Equity Contracts. The final scheduled Payment Date of this Certificate is September 15, 2028 or the next succeeding Business Day if such September 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account [AND THE CLASS HE:
B-2 LIMITED GUARANTY OF THE COMPANY], to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein by, on behalf of or with plan assets of any employee benefit plan, trust or account that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code (each, a "Plan") will be
                                                                 ----
registered unless the transferee, at its expense, delivers to the Company and the Trustee at its own expense an opinion of counsel (satisfactory to the Company and the Trustee) that the purchase and holding of the Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Trust, the Company or the Servicer to any obligation or liability in addition to those undertaken in this Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, nor purchasing with plan assets of any Plan.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Improvement and Home Equity Loan Trust 1997-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  September ____, 1997       HOME IMPROVEMENT AND HOME EQUITY
                                   LOAN TRUST 1997-D


                                   By: FIRST TRUST NATIONAL ASSOCIATION


                                   By:___________________________________
                                       Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the within Certificate for Home Improvement and Home Equity Loans, Series 1997-D, and does hereby irrevocably constitute and appoint _____________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                             By:____________________________________
                                       Signature

                                   EXHIBIT G
                                   ---------

                              FORM OF ASSIGNMENT

     In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1997, between the undersigned and First Trust National Association as Trustee (the "Trustee"), the undersigned does hereby transfer, assign, set over and otherwise convey, without recourse, to Home Improvement and Home Equity Loan Trust 1997-D, created by the Agreement, to be held in trust as provided in the Agreement, (i) all right, title and interest in the home improvement contracts and promissory notes and home equity loans identified in the List of Contracts attached to the Agreement and each Subsequent Transfer Instrument (including, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Contracts due after the Cut-off Date, or Subsequent Cut-off Date with respect to Subsequent Home Equity Contracts), (ii) all rights under FHA Insurance in respect of each FHA-Insured Contract, (iii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Contract for the benefit of the creditor of such Contract, (iv) all rights the Company may have against the originating contractor or lender with respect to Contracts originated by a contractor or lender other than the Company, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Contracts, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Contracts,
(vii) all documents contained in the Contract Files, (viii) amounts in the Certificate Account, Excess Proceeds Account, and Sub-Pool HE Pre-Funding Account (including all proceeds of investments of such Accounts other than the Sub-Pool HE Pre-Funding Account) and (ix) all proceeds and products of the foregoing.

     This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of September, 1997.

                            GREEN TREE FINANCIAL CORPORATION


[Seal]                      By:____________________________________
                                      [NAME]
                                      [TITLE]

                                   EXHIBIT H
                                   ---------

                        FORM OF CERTIFICATE OF OFFICER

                       GREEN TREE FINANCIAL CORPORATION

     The undersigned certifies that he is a [TITLE] of Green Tree Financial Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of August 1, 1997 (the "Agreement") between the Company and First Trust National Association as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     (i) attached hereto as Exhibit I is a true and correct copy of the Certificate of Incorporation of the Company, together with all amendments thereto as in effect on the date hereof;

     (ii) attached hereto as Exhibit II is a true and correct copy of the Bylaws of the Company, as amended, as in effect on the date hereof;

     (iii) the representations and warranties of the Company contained in Sections 3.01 and 3.04 of the Agreement are true and correct on and as of the date hereof and, to the best of his knowledge, the representations and warranties of the Company contained in Sections 3.02 and 3.03 of the Agreement are true and correct on and as of the date hereof;

     (iv) no event with respect to the Company has occurred and is continuing which would constitute an Event of Termination or an event that with notice or lapse of time or both would become an Event of Termination under the Agreement; and

     (v) each of the agreements and conditions of the Company to be performed on or before the date hereof pursuant to the Agreement have been performed in all material respects.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of September, 1997.


                                    [NAME]
                                    [TITLE]

                                   EXHIBIT I
                                   ---------

                  FORM OF OPINION OF COUNSEL FOR THE COMPANY

     The opinion of Briggs and Morgan, Professional Association shall be to the effect that (capitalized terms have the meanings set forth in the Pooling and Servicing Agreement):

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement (including the Class HI: B-2 Limited Guaranty and the Class HE: B-2 Limited Guaranty contained therein), the Certificates and the Class C Certificates.

     2. The Pooling and Servicing Agreement (including the Class HI: B-2 Limited Guaranty and the Class HE: B-2 Limited Guaranty contained therein) has been duly authorized by all requisite corporate action, duly executed and delivered by the Company, and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms. The Certificates have been duly authorized by all requisite corporate action and, when duly and validly executed by the Trustee in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

     3. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required to be obtained by the Company for the consummation of the transactions contemplated by the Pooling and Servicing Agreement, except such as may be required under blue sky laws under any jurisdiction in connection with the offering of the Certificates by the Underwriters pursuant to the Underwriting Agreement.

     4. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as now in effect, and the Trust is not required to be registered as an investment company under the Investment Company Act of 1940.

     5. Neither the transfer of the Contracts to the Trustee acting on behalf of the Trust, nor the assignment of the Company's lien on the related real estate which is the subject of a home improvement loan or a home equity loan, nor the issuance or sale of the Certificates and the Class C Certificates, nor the execution and delivery of the Pooling and Servicing Agreement, nor the consummation of any other of the transactions contemplated in the Pooling and Servicing Agreement, nor the fulfillment of the terms of the Certificates, the Class C Certificates or the Pooling and Servicing Agreement by the Company will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the Restated Certificates of Incorporation or Bylaws of the Company or of any indenture or other agreement or instrument known to us to which the Company is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to the Company, of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

     6. There are no actions or proceedings pending or, to the best of our knowledge, actions, proceedings or investigations pending or overtly threatened against the Company before any court, administrative agency or other tribunal
(A) asserting the invalidity of the Pooling and Servicing Agreement, the Certificates, the Class C Certificates, the hazard or flood insurance policies applicable to any Contracts or the Errors and Omissions Protection Policy, (B) seeking to prevent the issuance of the Certificates or the Class C Certificates or the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, (C) which is likely materially and adversely to affect the performance by the Company of its obligations under, or the validity or enforceability of the Pooling and Servicing Agreement, the Certificates or the Class C Certificates, or (D) seeking adversely to affect the federal income tax attributes of the Certificates or the Class C Certificates described in the Prospectus and the Prospectus Supplement under the heading "Certain Federal Income Tax Consequences."

     7.   The transfer of the Contracts to the Trust in accordance with Section
2.01 of the Pooling and Servicing Agreement would not be avoidable as a preferential transfer under Section 547 of the United States Bankruptcy Code (11 U.S.C. (S) 547), as in effect on the date hereof, in the event that the Company became a debtor under the United States Bankruptcy Code.

     8. Pursuant to the Pooling and Servicing Agreement the Company has transferred to the Trustee acting on behalf of the Trust all of the Company's right, title and interest in the Contracts, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests (except tax or possessory liens) that may affect the right of the Trustee in and to such Contracts, and has delivered the Contract Files to the Trustee or its custodian. No filing or other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Minnesota identifying the Contracts as collateral and naming the Company as debtor and the Trust as secured party, and the filing of continuation statements as required by
Section 4.02 of the Pooling and Servicing Agreement, is necessary to perfect as against third parties the assignment of the Contracts by the Company to the Trust. We have separately provided you with our opinion concerning whether such assignment could be recharacterized as a pledge rather than a sale in the event the Company became a debtor under the United States Bankruptcy Code. However, in the event such assignment were characterized as a pledge securing a loan from the Certificateholders to the Company, it is our opinion that the Trustee would be deemed to have a valid and perfected security interest in the Contracts and the proceeds thereof, which security interest would be prior to any other security interest that may be perfected under the Uniform Commercial Code as in effect in the State of Minnesota and over any "lien creditor" (as defined in Minn. Stat. (S)336.9-301(3)) who becomes such after the Closing Date, except that a subsequent purchaser of any Contract who gives new value and takes possession thereof in the ordinary course of his business would have priority over the Trustee's security interest in such Contract, if such purchaser acts without knowledge that such Contract was subject to a security interest. We have assumed for the purposes of this opinion that during the term of the Pooling and Servicing Agreement the Trustee, or its custodian, shall maintain possession of the Contract Files for the purpose of perfecting the assignment to the Trustee of the Contracts. We express no opinion with respect to the enforceability of any individual Contract or the existence of any claims, rights or other matters in favor of any Obligor or the owner of any financed home improvement.

     9. In reliance upon certain representations and warranties set forth in the Pooling and Servicing Agreement and assuming that the Company and the Trustee comply with the requirements of the Pooling and Servicing Agreement, including the filing on behalf of each of the Master REMIC and Subsidiary REMIC of a proper election to be taxed as a REMIC, as of the date hereof the Master REMIC and Subsidiary REMIC created pursuant to the Pooling and Servicing Agreement will each qualify as a REMIC. Further, the Certificates will evidence ownership of the "regular interests" in the Master REMIC and the Class C Master Certificates and Class C Subsidiary Certificates will evidence ownership of the single class of "residual interest" in the Master REMIC and Subsidiary REMIC respectively. For Minnesota income tax purposes, and subject to the foregoing assumptions, and the provisions of Minnesota law as of the date hereof, the Trust (excluding the Excess Proceeds Account and the Sub-Pool HE Pre-Funding Account) will not be subject to tax and the income of the Trust will be taxable to the holders of interests therein, all in accordance with the provisions of the Code concerning REMICs. Moreover, ownership of Certificates will not be a factor in determining whether such owner is subject to Minnesota income taxes. Therefore, if the owner of Certificates is not otherwise subject to Minnesota income or franchise taxes in the State of Minnesota, such owner will not become subject to such Minnesota taxes solely by virtue of owning Certificates.

     10. The transfer of the Contracts and the proceeds thereof by the Company to the Trustee on the date hereof pursuant to the Pooling and Servicing Agreement would not be avoidable as a fraudulent transfer under the Uniform Fraudulent Transfer Act as in effect in Minnesota on the date hereof (Minn. Stat. (S)(S) 513.41 through 513.51), nor, should the Company become a debtor under the United States Bankruptcy Code, as a fraudulent transfer under Section 548 of the United States Bankruptcy Code (11 U.S.C. (S) 548) as in effect on the date hereof.

                                   EXHIBIT J
                                   ---------

                       FORM OF TRUSTEE'S ACKNOWLEDGMENT

     First Trust National Association, a national banking association organized under the laws of the United States, acting as trustee (the "Trustee") of Home Improvement and Home Equity Loan Trust 1997-D (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of August 1, 1997 between Green Tree Financial Corporation and the Trustee (the "Agreement") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement) acknowledges, pursuant to Section 2.04 of the Agreement, that the Trustee has received the following: (i) all right, title and interest in the home improvement contracts and promissory notes and home equity loans identified in the List of Contracts attached to the [AGREEMENT] [SUBSEQUENT TRANSFER INSTRUMENT OF EVEN DATE HEREWITH] (THE "CONTRACTS"), including, without limitation, all related mortgages and deeds of trust and any and all rights to receive payments on or with respect to the Contracts (due after the [CUT-OFF DATE] [SUBSEQUENT CUT-OFF DATE]), (ii) all rights under FHA Insurance in respect of each FHA-Insured Contract, (iii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Contract for the benefit of the creditor of such Contract, (iv) all rights the Company may have against the originating contractor or lender with respect to Contracts originated by a contractor or lender other than the Company, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Contracts, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Contracts,
(vii) all documents contained in the Contract Files, [(VIII) AMOUNTS IN THE CERTIFICATE ACCOUNT, EXCESS PROCEEDS ACCOUNT, AND SUB-POOL HE PRE-FUNDING ACCOUNT (INCLUDING ALL PROCEEDS OF INVESTMENTS OF SUCH ACCOUNTS OTHER THAN THE SUB-POOL HE PRE-FUNDING ACCOUNT THEREOF), (IX) THE CLASS HI: B-2 LIMITED GUARANTY AND THE CLASS HE: B-2 LIMITED GUARANTY,] and [(VIII)] [(X)] all proceeds and products of the foregoing; and declares that, directly or through a Custodian, it will hold all Contract Files that have been delivered in trust, upon the trusts set forth in the Agreement for the use and benefit of all Certificateholders and the holders of the Class C Certificates.

     The Trustee acknowledges that it has conducted a cursory review of the Contract Files and hereby confirms that except as noted on the document exception listing attached hereto, each Contract File contained (a) an original contract or promissory note, (b) with respect to each Contract, an original or a copy of the mortgage or deed of trust or similar evidence of a lien on the related improved real estate, (c) in the case of Contracts originated by a contractor, an original or a copy of an assignment of the mortgage, deed of trust or security deed by the contractor to Green Tree, and (d) a sale control document. The Trustee has not otherwise reviewed the Contracts and Contract Files for compliance with the terms of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, _______________________ as Trustee, has caused this acknowledgment to be executed by its duly authorized officer and its corporate seal affixed hereto as of this _____ day of September, 1997.

                                   FIRST TRUST NATIONAL ASSOCIATION
                                   as Trustee



[Seal]                             By:__________________________________
                                       [NAME]
                                       [TITLE]

                                   EXHIBIT K
                                   ---------

                   FORM OF CERTIFICATE OF SERVICING OFFICER

                       GREEN TREE FINANCIAL CORPORATION

     The undersigned certifies that he is a [TITLE] of Green Tree Financial
                                             -----
Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement and Home Equity Loan Trust 1997-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period from _____________ to ____________ attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ________ day of September, 1997.

                              GREEN TREE FINANCIAL CORPORATION


                              By:___________________________________
                                  [NAME]
                                  [TITLE]

                                   EXHIBIT L
                                   ---------

               FORM OF CLASS C [MASTER] [SUBSIDIARY] CERTIFICATE
               -------------------------------------------------


     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS HI: A CERTIFICATES, THE CLASS HI: M-1 CERTIFICATES, THE CLASS HI: M-2 CERTIFICATES, THE CLASS HI: B-1 CERTIFICATES, THE CLASS HI: B-2 CERTIFICATES, THE CLASS HE: A CERTIFICATES, THE CLASS HE: M-1 CERTIFICATES, THE CLASS HE: M-2 CERTIFICATES, THE CLASS HE: B-1 CERTIFICATES AND THE CLASS HE: B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G and 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION
9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

Class C [Master] [Subsidiary]        No.
(Subordinate)

Cut-off Date:                        Percentage Interest: 100%
July 31, 1997

First Payment Date:
October 15, 1997


            CERTIFICATE FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
            ------------------------------------------------------
                                 SERIES 1997-D
                                 -------------

Original Series 1997-D Certificate Principal Balance of the Trust: $750,000,000

     This certifies that Green Tree Finance Corp.-Two is the registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Home Improvement and Home Equity Loan Trust 1997-D (the "Trust"), which includes among its assets two sub-pools, one of which is comprised of home improvement loan contracts and promissory notes (the "Home Improvement Contracts") and the other of which is comprised of home equity loans (the "Home Equity Contracts" and, together with the Home Improvement Contracts, collectively the "Contracts") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Contracts and any and all rights to receive payments due on the Contracts after July 31, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") or the Subsequent Cut-off Date with respect to the Subsequent Home Equity Contracts. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association, as Trustee of the Trust (the "Trustee"). This Class C [Master] [Subsidiary] Certificate is described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class C [Master] [Subsidiary] Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing October 15, 1997, so long as the Agreement has not been terminated, by check to the registered Class C [Master] [Subsidiary] Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to (1) the difference between (A) the Sub-Pool HI Amount Available, and (B) the sum of (i) the Class HI: A

Distribution Amount, (ii) the Class HI: M-1 Distribution Amount, (iii) the Class
HI: M-2 Distribution Amount, (iv) the Class HI: B-1 Distribution Amount, (v) the Class HI: B-2 Distribution Amount, (vi) the Monthly Servicing Fee with respect to the Home Improvement Contracts, (vii) amounts to reimburse the Trustee or any successor Servicer for any payments of FHA Insurance premiums not paid by the Company, as Servicer, and for which the Trustee or such successor Servicer has not been reimbursed by the Company, (viii) amounts to reimburse the Servicer or the Trustee, as applicable, for prior Advances with respect to the Home Improvement Contracts, and (ix) amounts necessary to reimburse the Company for any previous unreimbursed Class HI: B-2 Guaranty Payments, and (2) the difference between (A) the Sub-Pool HE Amount Available, and (B) the sum of (i) the Class HE: A Distribution Amount, (ii) the Class HE: M-1 Distribution Amount,
(iii) the Class HI: M-2 Distribution Amount, (iv) the Class HE: B-1 Distribution Amount, (v) the Class HE: B-2 Distribution Amount, (vi) the Monthly Servicing Fee with respect to the Home Equity Contracts, (vii) amounts to reimburse the Servicer or the Trustee, as applicable, for prior Advances with respect to the Home Equity Contracts, and (viii) amounts necessary to reimburse the Company for any previous unreimbursed Class HE: B-2 Guaranty Payments. The final scheduled Payment Date of this Class C [Master] [Subsidiary] Certificate is September 15, 2028 or the next succeeding Business Day if such September 15 is not a Business Day.

     The Class C [Master] [Subsidiary] Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class C [Master] [Subsidiary] Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class C [Master] [Subsidiary] Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Class C [Master] [Subsidiary] Certificateholders agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein by, on behalf of or with plan assets of any employee benefit plan, trust or account that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code (each, a "Plan") will be
                                                                 ----
registered unless the transferee, at its expense, delivers to the Company and the Trustee at its own expense an opinion of counsel (satisfactory to the Company and the Trustee) that the purchase and holding of the Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Trust, the Company or the Servicer to any obligation or liability in addition to those undertaken in this Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, nor purchasing with plan assets of any Plan.

     This Class C [Master] [Subsidiary] Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class C [Master] [Subsidiary] Certificateholders free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class C [Master] [Subsidiary] Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class C [Master] [Subsidiary] Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon a new Class C [Master] [Subsidiary] Certificate evidencing the same Class C [Master] [Subsidiary] Certificate will be issued to the designated transferee or transferees.

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class C [Master] [Subsidiary] Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The holder of this Class C [Master] [Subsidiary] Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Trust elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Certificates shall be "regular interests" in the REMIC and the Class C [Master] [Subsidiary] Certificate shall be the "residual interest" in the REMIC. In addition, the holder of this Class C [Master] [Subsidiary] Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust, and (ii) agrees to cooperate with the Company in connection with examinations of the Trust's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in
Section 6.06 of the Agreement.

     IN WITNESS WHEREOF, Home Improvement and Home Equity Loan Trust 1997-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  September ____, 1997         HOME IMPROVEMENT AND HOME EQUITY
                                     LOAN TRUST 1997-D


                                     By: FIRST TRUST NATIONAL ASSOCIATION


                                     By:________________________________
                                         Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________the within Certificate for Home Improvement and Home Equity Loans, Series 1997-D, and does hereby irrevocably constitute and appoint ___________________to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:  September ____, 1997            By:________________________________
                                            Signature

                                  EXHIBIT M-1
                                  -----------

              FORM OF CERTIFICATE REGARDING REPURCHASED CONTRACTS

                       GREEN TREE FINANCIAL CORPORATION

     The undersigned certifies that he is a [TITLE] of Green Tree Financial
                                             -----
Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.05 and 8.05 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement and Home Equity Loan Trust 1997-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 3.05 of the Agreement.

     2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.05 of the Agreement, be assigned by the Trustee to the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ________ day of September ____, 1997.

                                        GREEN TREE FINANCIAL CORPORATION


                                        By:_______________________________
                                            [NAME]
                                            [TITLE]

                                     M-1-1

                                  EXHIBIT M-2
                                  -----------

              FORM OF CERTIFICATE REGARDING REPURCHASED CONTRACTS

                        GREEN TREE FINANCIAL CORPORATION

     The undersigned certifies that he is a [TITLE] of Green Tree Financial
                                             -----
Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.05(b) and 8.05 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement and Home Equity Loan Trust 1997-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Contract and Contract File for each such Eligible Substitute Contract [ARE BEING HELD BY THE COMPANY, AS SERVICER] [HAVE BEEN DELIVERED TO
________________________________________________________________________
SUCCESSOR SERVICER].

     2. The Contracts on the attached schedule are to be substituted on the date hereof pursuant to Section 3.05(b) of the Agreement and each such Contract is an Eligible Substitute Contract [DESCRIPTION, AS TO EACH CONTRACT, AS TO HOW IT SATISFIES THE DEFINITION OF "ELIGIBLE SUBSTITUTE CONTRACT"].

     3. The UCC-1 financing statements in respect of the Contracts to be substituted, in the form required by Section 3.05 (b)(iii) of the Agreement, have been filed with the appropriate offices.

     4. The Company has delivered to the Trustee an executed assignment to the Trustee on behalf of the Trust in recordable form for each mortgage securing such Eligible Substitute Contracts.

     [5. THERE HAS BEEN DEPOSITED IN THE CERTIFICATE ACCOUNT THE AMOUNTS LISTED ON THE SCHEDULE ATTACHED HERETO AS THE AMOUNT BY WHICH THE SCHEDULED PRINCIPAL BALANCE OF EACH REPLACED CONTRACT EXCEEDS THE SCHEDULED PRINCIPAL BALANCE OF EACH CONTRACT BEING SUBSTITUTED THEREFOR.]

                                     M-2-1

     IN WITNESS WHEREOF, I have affixed hereunto my signature this _________ day of September, 1997.

                            GREEN TREE FINANCIAL CORPORATION


                            By: ____________________________
                                [NAME]
                                [TITLE]

                                     M-2-2

                                   EXHIBIT N
                                   ---------

                         FORM OF REPRESENTATION LETTER
                         -----------------------------


First Trust National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Green Tree Financial Corporation
1100 Landmark Towers
345 St. Peter Street
St. Paul, Minnesota 55102-1639

     RE: Certificates for Home Improvement and Home Equity Loans, Series 1997-D, Class C

     The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies, and organizations described in Section 501(c)(3) of the Internal Revenue Code, corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Certificates offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.

Representations and Warranties
------------------------------

     The Purchaser makes the following representations and warranties in order to permit the Trustee, Green Tree Financial Corporation, and _________________ to determine its suitability as a purchaser of Certificates and to determine that the exemption from registration relied upon by Green Tree Financial Corporation under Section 4(2) of the 1933 Act is available to it.

     1. The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, that Green Tree Financial Corporation is not required to register the Certificates and that any transfer must comply with
Section 9.02 of the Pooling and Servicing Agreement relating to the Certificates.

     2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

     3. The Purchaser is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Certificates and is able to bear the economic risk of such investment. The Purchaser has reviewed the Prospectus Supplement dated August 27, 1997, to the Prospectus dated August 27, 1997 (the "Prospectus") with respect to the Certificates, and has been given such information concerning the Certificates, the underlying installment sale contracts and Green Tree Financial Corporation as it has requested.

     4. The Purchaser is acquiring the Certificates as principal for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     5. The Purchaser does not qualify as (i) an employee benefit plan (a "Plan") as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not it is subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986 (also a "Plan"), or (iii) an entity whose underlying assets are deemed to be assets of a Plan by reason of such Plan's investment in the entity (as determined under Department of Labor Regulations, 29 C.F.R. (S)2510.3-101 (1990)).

     6. The Purchaser understands that such Certificate will bear a legend substantially as set forth in the form of Certificate included in the Pooling and Servicing Agreement.

     7. The Purchaser, as holder of the Class C Certificate, acknowledges (i) it may incur tax liabilities in excess of any cash flows generated by the interest and (ii) it intends to pay the taxes associated with holding the Class C Certificate as they become due.

     8. The Purchaser agrees that it will obtain from any purchaser of the Certificates from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 7 and in this paragraph 8.

     The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

     Executed at ____________________________, _____________________, this _____
day of September, 1997.

                              Purchaser's Name (Print)

                              By:_____________________________________
                                 Signature

                                 Its:_________________________________


                              Address of Purchaser


                              Purchaser's Taxpayer
                              Identification Number

                                  EXHIBIT O-1
                                  -----------


                       LIST OF HOME IMPROVEMENT CONTRACTS



                                [TO BE SUPPLIED]

                                     O-1-1

                                  EXHIBIT O-2
                                  -----------


                    LIST OF FIXED RATE HOME EQUITY CONTRACTS



                                [TO BE SUPPLIED]


                                     O-2-1

                                  EXHIBIT O-3
                                  -----------


                 LIST OF ADJUSTABLE RATE HOME EQUITY CONTRACTS



                                [TO BE SUPPLIED]


                                     O-3-1

                                   EXHIBIT P
                                   ---------


                         LIST OF FHA-INSURED CONTRACTS



                                [TO BE SUPPLIED]

                                   EXHIBIT Q
                                   ---------


                            FORM OF MONTHLY REPORT
                            ----------------------

            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                 SERIES 1997-D

Payment Date:  ______________________

Sub-Pool HI

1.(a)    Sub-Pool HI Amount Available (including Monthly                _______
         Servicing Fee)

  (b)    Class HI: M-1 Interest Deficiency Amount (if
         any), Class HI: M-2 Interest Deficiency Amount
         (if any) and Class HI: B-1 Interest Deficiency
         Amount (if any) withdrawn for prior
         Payment Date                                                   _______

  (c)    Sub-Pool HI Amount Available after giving effect to
         withdrawal of any Class HI: M-1 Interest
         Deficiency Amount, Class HI: M-2 Interest
         Deficiency Amount and Class HI: B-1
         Interest Deficiency Amount for prior
         Payment Date                                                   _______

2.       Sub-Pool HI Formula Principal Distribution Amount:             _______
         (a)  Scheduled principal                             _______
         (b)  Principal Prepayments                           _______
         (c)  Liquidated Contracts                            _______
         (d)  Repurchases                                     _______
         (e)  Excess Proceeds if any (first Remittance Date)  _______
         (f)  Previously undistributed (a)-(d) amounts        _______

3.       Sub-Pool HI Senior Percentage                                  _______

4.       Class HI: B Percentage                                         _______

Class HI: A Certificates
------------------------

Interest

5.       Aggregate interest
         (a)  Class HI: A-1 Pass-through Rate (6.14%)                    _______
         (b)  Class HI: A-l Interest                                     _______
         (c)  Class HI: A-2 Pass-through Rate (6.45%)                    _______
         (d)  Class HI: A-2 Interest                                     _______
         (e)  Class HI: A-3 Pass-through Rate (6.77%)                    _______
         (f)  Class HI: A-3 Interest                                     _______

6.       Amount applied to Unpaid Class HI: A Interest Shortfall         _______

7.       Remaining Unpaid Class HI: A Interest Shortfall                 _______

Principal

8.       Class HI: A principal distribution:/1/
         (a)  Class HI: A-1                                              _______
         (b)  Class HI: A-2                                              _______
         (c)  Class HI: A-3                                              _______

9.       (a)  Class HI: A-1 Principal Balance                            _______
         (b)  Class HI: A-2 Principal Balance                            _______
         (c)  Class HI: A-3 Principal Balance                            _______

10.      Amount, if any, by which Class HI: A Formula Distribution Amount
         exceeds Class HI: A Distribution Amount                         _______

Class HI: M-1 Certificates
--------------------------

11.      Sub-Pool HI Amount Available less the Class HI: A
         Distribution Amount (including
         Monthly Servicing Fee)                                          _______



--------------------------
/1/If there is a Class HI: A Liquidation Loss Principal Amount, pro rata to each Class based on Class Principal Balance; otherwise sequentially.

Interest on Class HI: M-1 Principal Balance less
Class HI: M-1 Liquidation Loss Principal Amount

12.      Current Interest
         (a)  Class HI: M-1 Pass-through Rate (7.16%)                    _______
         (b)  Class HI: M-1 Interest                                     _______

13.      Amount applied to Unpaid Class HI: M-1
         Interest Shortfall                                              _______

14.      Remaining Unpaid Class HI: M-1
         Interest Shortfall                                              _______

15.      Class HI: M-1 Interest
         Deficiency Amount                                               _______

16.      Class HI: M-1 Interest Deficiency
         Amount unpaid                                                   _______

Principal

17.      Class HI: M-1 principal distribution                            _______

18.      Class HI: M-1 Principal Balance                                 _______

19.      Amount, if any, by which the Class HI: M-1
         Formula Distribution Amount exceeds
         Class HI: M-1 Distribution Amount                               _______


Class HI: M-2 Certificates
--------------------------

20.      Sub-Pool HI Amount Available less the Class HI: A
         Distribution Amount and Class HI: M-1
         Distribution Amount (including
         Monthly Servicing Fee)                                          _______

Interest on Class HI: M-2 Principal Balance less
Class HI: M-2 Liquidation Loss Principal Amount

21.      Current interest
         (a)  Class HI: M-2 Pass-through Rate (7.35%)
         (b)  Class HI: M-2 Interest                                     _______

22.      Amount applied to Unpaid Class HI: M-2
         Interest Shortfall                                              _______

23.      Remaining Unpaid Class HI: M-2
         Interest Shortfall                                              _______

24.      Class HI: M-2 Interest Deficiency Amount                        _______

25.      Class HI: M-2 Interest Deficiency Amount unpaid                 _______

Principal

26.      Class HI: M-2 principal distribution                            _______

27.      Class HI: M-2 Principal Balance                                 _______


Class HI: B Principal Distribution Tests (tests must be satisfied on and after the Payment Date occurring in October 2000)

28.      Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for
              current Payment Date                                       _______
         (b)  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test
              (arithmetic average of ratios for this
              month and two preceding months;
              may not exceed 2.5%)                                       _______

29.      Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for
              current Payment Date                                       _______
         (b)  Sub-Pool HI Average Thirty-Day Delinquency Ratio
              Test (arithmetic average of ratios
              for this month and two preceding
              months; may not exceed 5%)                                 _______

30.      Sub-Pool HI Cumulative Realized Losses Test

              Cumulative Realized Losses
              for current Payment Date
              (as a percentage of Cut-off Date
              Pool Principal Balance may not
              exceed 10%)                                                _______

31.      Sub-Pool HI Current Realized Losses Test

         (a)  Current Realized Losses
              for current Payment Date                                   _______
         (b)  Current Realized Loss Ratio (total
              Realized Losses for most recent
              three months, multiplied by 4,
              divided by arithmetic
              average of Pool Scheduled Principal
              Balances for third preceding
              Remittance and for current Remittance
              Date; may not exceed 2.5%)                                 _______

32.      Class HI: B Principal Balance Test

              Class HI: B Principal Balance (before
              any distributions on current
              Payment Date) divided by Pool
              Scheduled Principal Balance for
              prior Payment Date (must equal
              or exceed 14.0%)                                           _______

Class HI: B-1 Certificates
--------------------------

33.           Sub-Pool HI Amount Available less the Class HI: A
              Distribution Amount and Class HI: M
              Distribution Amount (including
              Monthly Servicing Fee)                                     _______

Interest on Class HI: B-1 Principal Balance less
Class HI: B-1 Liquidation Loss Principal Amount

34.           Current interest
              (a) Class HI: B-1 Pass-through Rate (7.22%)
              (b) Class HI: B-1 Interest                                 _______

35.           Amount applied to Unpaid

         Class HI: B-1 Interest Shortfall                                _______

36.      Remaining Unpaid Class HI: B-1
         Interest Shortfall                                              _______

37.      Class HI: B-1 Interest Deficiency Amount                        _______

38.      Class HI: B-1 Interest Deficiency Amount unpaid                 _______


Principal

39.      Class HI: B-1 principal distribution                            _______

40.      Class HI: B-1 Principal Balance                                 _______

41.      Amount, if any, by which Class HI: B-1
         Formula Principal Distribution Amount
         exceeds Class HI: B-1 Distribution Amount                       _______


Class HI: B-2 Certificates
--------------------------

42.      Remaining Sub-Pool HI Amount Available                          _______

Interest on Class HI: B-2 Principal Balance less
Liquidation Loss Principal Amount

43.      Current interest
         (a)  Class HI: B-2 Pass-through Rate (7.54%)
         (b)  Class HI: B-2 Interest                                     _______

44.      Amount applied to Unpaid Class
         B-2 Interest Shortfall                                          _______

45.      Remaining Unpaid Class HI: B-2
         Interest Shortfall                                              _______

Principal

46.      Class HI: B-2 principal distribution                            _______

47.      Class HI: B-2 Guaranty Payment                                  _______

48.      Class HI: B-2 Principal Balance                                 _______

49.      Amount, if any, by which Class HI: B-2
         Formula Distribution Amount plus Class HI: B-2
         Liquidation Loss Principal Amount exceeds
         Class HI: B-2 Distribution Amount                               _______


Interest on Class HI: M-1, M-2, B-1 and B-2
Liquidation Loss Principal Amount

50.      Class HI: M-1

         (a)  Class HI: M-1 Liquidation Loss Principal Amount            _______

         (b)  Interest at Class HI: M-1 Pass-Through Rate on
              Class HI: M-1 Liquidation Loss Principal Amount            _______

         (c)  Amount applied to Unpaid Class HI: M-1
              Liquidation Loss Interest Shortfall                        _______

         (d)  Remaining Unpaid Class HI: M-1 Liquidation
              Loss Interest Shortfall                                    _______


51.      Class HI: M-2

         (a)  Class HI: M-2 Liquidation Loss Principal Amount            _______

         (b)  Interest at Class HI: M-2 Pass-Through Rate on
              Class HI: M-2 Liquidation Loss Principal Amount            _______

         (c)  Amount applied to Unpaid Class HI: M-2
              Liquidation Loss Interest Shortfall                        _______

         (d)  Remaining Unpaid Class HI: M-2 Liquidation Loss
              Interest Shortfall                                         _______

52.      Class HI: B-1

         (a)  Class HI: B-1 Liquidation Loss Principal Amount            _______

         (b)  Interest at Class HI: B-1 Pass-Through Rate on
              Class HI: B-1 Liquidation Loss Principal Amount            _______

         (c)  Amount applied to Unpaid Class HI: B-1 Liquidation
              Loss Interest Shortfall                                    _______

         (d)  Remaining Unpaid Class HI: B-1 Liquidation Loss
              Interest Shortfall                                         _______

53.      Class HI: B-2

         (a)  Class HI: B-2 Liquidation Loss Principal Amount            _______

         (b)  Interest at Class HI: B-2 Pass-Through Rate on
              Class HI: B-2 Liquidation Loss Principal Amount            _______

         (c)  Amount applied to Unpaid Class HI: B-2 Liquidation
              Loss Interest Shortfall                                    _______

         (d)  Remaining Unpaid Class HI: B-2 Liquidation Loss
              Interest Shortfall                                         _______


Class HI: A, Class HI: M and Class HI: B Certificates
-----------------------------------------------------

54.      Pool Scheduled Principal Balance of Sub-Pool HI                 _______

55.      Sub-Pool HI Pool Factor                                         _______

56.      Home Improvement Contracts Delinquent:
         30 - 59 days                                                    _______

         60 or more days                                                 _______

57.      Principal Balance of Defaulted Home
         Improvement Contracts                                           _______

58.      Number of Liquidated Home Improvement                           _______
         Contracts and Net Liquidation Loss                              _______

59.      Number of Home Improvement Contracts Remaining                  _______

60.      Number and Principal Balance of Home
         Improvement Contracts with FHA claims finally
         rejected, or no FHA claim was submitted
         because FHA Insurance was unavailable                           _______

61.      FHA Insurance reserve amount                                    _______

62.      Amount received from FHA Insurance                              _______

Company and Class C Subsidiary Certificates
-------------------------------------------

63.      Monthly Servicing Fee                                           _______

64.      Class HI: B-2 Guaranty Fee                                      _______

65.      Class C Subsidiary Residual Payment                             _______

SUB-POOL HE

1.(a)    Sub-Pool HE Amount Available (including Monthly                 _______
         Servicing Fee)

  (b)    Class HE: M-1 Interest Deficiency Amount (if
         any), Class HE: M-2 Interest Deficiency Amount
         (if any) and Class HE: B-1 Interest Deficiency
         Amount (if any) withdrawn for prior
         Payment Date                                                    _______

  (c)    Sub-Pool HE Amount Available after giving effect to
         withdrawal of any Class HE: M-1 Interest
         Deficiency Amount, Class HE: M-2 Interest
         Deficiency Amount and Class HE: B-1
         Interest Deficiency Amount for prior
         Payment Date                                                    _______

2.       Sub-Pool HE Formula Principal Distribution Amount:              _______
         (a)  Scheduled principal                              _______
         (b)  Principal Prepayments                            _______
         (c)  Liquidated Contracts                             _______
         (d)  Repurchases                                      _______
         (e)  Previously undistributed (a)-(d) amounts         _______
         (f)  Pre-Funded Fixed Rate Amount, if any             _______
         (g)  Less Class HE: A-1 ARM Formula Principal
              Distribution Amount                              _______

3.       Class HE:A-1 ARM Formula Principal
         Distribution Amount (lesser of                                  _______
         Class HE: A-1 ARM Principal Balance
         or sum of (a)-(f))
         (a)  Scheduled principal                              _______
         (b)  Principal Prepayments                            _______
         (c)  Liquidated Contracts                             _______
         (d)  Repurchases                                      _______
         (e)  Pre-Funded ARM Amount, if any                    _______
         (f)  Clause (vi) of definition                        _______

4.       Sub-Pool HE Senior Percentage                                   _______

5.       Class HE: B Percentage                                          _______

Class HE: A Certificates

Interest

6.       Aggregate interest
         (a)  Class HE: A-1 ARM Pass-through Rate
         (b)  Class HE: A-1 ARM Interest                                 ______
         (c)  Class HE: A-1 Pass-through Rate (5.97%)
         (d)  Class HE: A-l Interest                                     ______
         (e)  Class HE: A-2 Pass-through Rate (6.16%)
         (f)  Class HE: A-2 Interest                                     ______
         (g)  Class HE: A-3 Pass-through Rate (6.39%)
         (h)  Class HE: A-3 Interest                                     ______
         (i)  Class HE: A-4 Pass-through Rate (6.54%)
         (j)  Class HE: A-4 Interest                                     ______
         (k)  Class HE: A-5 Pass-through Rate (6.74%)
         (l)  Class HE: A-5 Interest                                     ______
         (m)  Class HE: A-6 Pass-through Rate (6.95%)
         (n)  Class HE: A-6 Interest                                     ______
         (o)  Class HE: A-7 Pass-through Rate (6.82%)
         (p)  Class HE: A-7 Interest                                     ______
         (q)  Class HE: A-8IO Pass Through Rate (7.57%)
         (r)  Class HE: A-8IO Interest                                   ______

7.       Amount applied to Unpaid Class HE: A Interest Shortfall         ______

8.       Remaining Unpaid Class HE: A Interest Shortfall                 ______

Principal

9.       Class HE: A-7 Lockout Percentage for such
         Payment Date                                                    ______

10.  Class HE: A principal distribution:/2/
     (a)  Class HE: A-1 ARM                                              _______
     (b)  Class HE: A-7 Lockout Pro Rata Distribution Amount             _______
     (c)  Balance of Sub-Pool HE Senior Percentage of Sub-Pool
          HE Formula Principal Distribution Amount:
          (i)    Class HE: A-1                                           _______
          (ii)   Class HE: A-2                                           _______
          (iii)  Class HE: A-3                                           _______
          (iv)   Class HE: A-4                                           _______
          (v)    Class HE: A-5                                           _______
          (vi)   Class HE: A-6                                           _______
          (vii)  Class HE: A-7                                           _______

11.  (a)  Class HE: A-1 ARM Principal Balance                            _______
     (b)  Class HE: A-1 Principal Balance                                _______
     (c)  Class HE: A-2 Principal Balance                                _______
     (d)  Class HE: A-3 Principal Balance                                _______
     (e)  Class HE: A-4 Principal Balance                                _______
     (f)  Class HE: A-5 Principal Balance                                _______
     (g)  Class HE: A-6 Principal Balance                                _______
     (h)  Class HE: A-7 Principal Balance                                _______

Class HE: M-1 Certificates
--------------------------

12.  Sub-Pool HE Amount Available less the Class HE: A
     Distribution Amount (including
     Monthly Servicing Fee)                                              _______

____________________
   /2/If a Class HE: A Liquidation Loss Principal Amount, the remaining Sub-Pool HE Amount Available, pro rata to each Class of Class HE: A Certificates (other than Class HE:A IO) based on the Class Principal Balance of each Class;
     If remaining Sub-Pool HE Amount Available is less than Class HE:A Formula Principal Distribution Amount, then such remaining Amount Available pro rata to each Class of Class HE:A Certificates (other than Class HE:A-8 IO) based on amount distributable had such remaining Amount Available not been less than Class HE:A Formula Principal Distribution Amount;
     Otherwise, the Class HE: A-1 ARM Formula Principal Distribution Amount and the Sub-Pool HE Series Percentage of the Sub-Pool HE Formula Principal Distribution Amount sequentially as described in item 10.

Interest on Class HE: M-1 Principal Balance less
Class HE: M-1 Liquidation Loss Principal Amount

13.      Current interest
         (a)  Class HE: M-1 Pass-through Rate (7.30%)
         (b)  Class HE: M-1 Interest                                     _______

14.      Amount applied to Unpaid Class HE: M-1
         Interest Shortfall                                              _______

15.      Remaining Unpaid Class HE: M-1
         Interest Shortfall                                              _______

16.      Class HE: M-1 Interest Deficiency Amount                        _______

17.      Class HE: M-1 Interest Deficiency Amount unpaid                 _______

Principal

18.      Class HE: M-1 principal distribution                            _______

19.      Class HE: M-1 Principal Balance                                 _______

20.      Amount, if any, by which Class HE: M-1 Formula
         Principal Distribution Amount exceeds
         Class HE: M-1 Distribution Amount                               _______

Class HE: M-2 Certificates
--------------------------

21.      Sub-Pool HE Amount Available less the Class HE: A
         Distribution Amount and Class HE: M-1
         Distribution Amount (including
         Monthly Servicing Fee)                                          _______

Interest on Class HE: M-2 Principal Balance less
Class HE: M-2 Liquidation Loss Principal Amount

22.      Current interest
         (a)  Class HE: M-2 Pass-through Rate (7.45%)
         (b)  Class HE: M-2 Interest                                     _______

23.      Amount applied to Unpaid Class HE: M-2
         Interest Shortfall                                              _______

24.      Remaining Unpaid Class HE: M-2

         Interest Shortfall                                              _______

25.      Class HE: M-2 Interest Deficiency Amount                        _______

26.      Class HE: M-2 Interest Deficiency Amount unpaid                 _______

Principal

27.      Class HE: M-2 principal distribution                            _______

28.      Class HE: M-2 Principal Balance                                 _______

29.      Amount, if any, by which Class HE: M-2
         Formula Principal Distribution Amount
         exceeds Class HE: M-2 Distribution Amount                       _______

Class HE: B Principal Distribution Tests (tests must be satisfied on and after the Payment Date occurring in October 2000)

30.      Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for
              current Payment Date                                       _______
         (b)  Sub-Pool HE Average Sixty-Day Delinquency
              Ratio Test (arithmetic average of ratios for this
              month and two preceding months;
              may not exceed 6.0%)                                       _______

31.      Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for
              current Payment Date                                       _______
         (b)  Sub-Pool HE Average Thirty-Day Delinquency Ratio
              Test (arithmetic average of ratios
              for this month and two preceding
              months; may not exceed 12%)                                _______

32.      Sub-Pool HE Cumulative Realized Losses Test

         Cumulative Realized Losses
         for current Payment Date
         (as a percentage of Cut-off Date
         Pool Principal Balance may not
         exceed 7.5%)                                                    _______

33.      Sub-Pool HE Current Realized Losses Test

         (a)  Current Realized Losses
              for current Payment Date                                   _______
         (b)  Current Realized Loss Ratio (total
              Realized Losses for most recent
              three months, multiplied by 4,
              divided by arithmetic
              average of Pool Scheduled Principal
              Balances for third preceding
              Remittance and for current Remittance
              Date; may not exceed 2.0%)                                 _______

34.      Class HE: B Principal Balance Test

              Class HE: B Principal Balance (before
              any distributions on current
              Payment Date) divided by Pool
              Scheduled Principal Balance for
              prior Payment Date (must equal
              or exceed 9%                                               _______

Class HE: B-1 Certificates
--------------------------

35.      Sub-Pool HE Amount Available less the Class HE: A
         Distribution Amount and Class HE: M
         Distribution Amount (including
         Monthly Servicing Fee)                                          _______

Interest on Class HE: B-1 Principal Balance less
Class HE: B-1 Liquidation Loss Principal Amount

36.      Current Interest
         (a)  Class HE: B-1 Pass-through Rate (7.41%)
         (b)  Class HE: B-1 Interest                                     _______

37.      Amount applied to Unpaid
         Class HE: B-1 Interest Shortfall                                _______

38.      Remaining Unpaid Class HE: B-1
         Interest Shortfall                                              _______

39.      Class HE: B-1 Interest Deficiency Amount                        _______

40.      Class HE: B-1 Interest Deficiency Amount unpaid                 _______

Principal

41.      Class HE: B principal distribution                              _______

42.      Class HE: B-1 Principal Balance                                 _______

43.      Amount, if any, by which Class HE: B-1
         Formula Distribution Amount exceeds
         Class HE: B-1 Distribution Amount                               _______

Class HE: B-2 Certificates
--------------------------

44.      Remaining Sub-Pool HE Amount Available                          _______

Interest on Class HE: B-2 Principal Balance less
Liquidation Loss Principal Amount

45.      Current interest
         (a)  Class HE: B-2 Pass-through Rate (7.54%)                    _______
         (b)  Class HE: B-2 Interest                                     _______

46.      Amount applied to Unpaid Class
         B-2 Interest Shortfall                                          _______

47.      Remaining Unpaid Class HE: B-2
         Interest Shortfall                                              _______

Principal

48.      Class HE: B-2 principal distribution                            _______

49.      Class HE: B-2 Guaranty Payment                                  _______

50.      Class HE: B-2 Principal Balance                                 _______

51.      Amount, if any, on which Class HE: B-2 Formula
         Distribution Amount and Class HE: B-2 Liquidation
         Loss Principal Amount exceeds
         Class HE: B-2 Distribution Amount                               _______

Interest on Class HE: M-1, M-2, B-1 and B-2 Liquidation Loss Principal Amount

52.      Class HE: M-1

         (a)  Class HE: M-1 Liquidation Loss Principal Amount            _______

         (b)  Interest at Class HE: M-1 Pass-Through Rate on
              Class HE: M-1 Liquidation Loss Principal Amount            _______

         (c)  Amount applied to Unpaid Class HE: M-1 Liquidation
              Loss Interest Shortfall                                    _______

         (d)  Remaining Unpaid Class HE: M-1 Liquidation Loss
              Interest Shortfall                                         _______


53.      Class HE: M-2

         (a)  Class HE: M-2 Liquidation Loss Principal Amount            _______

         (b)  Interest at Class HE: M-2 Pass-Through Rate on
              Class HE: M-2 Liquidation Loss Principal Amount            _______

         (c)  Amount applied to Unpaid Class HE: M-2
              Liquidation Loss Interest Shortfall                        _______

         (d)  Remaining Unpaid Class M-2 Liquidation Loss
              Interest Shortfall                                         _______

54.      Class HE: B-1

         (a)  Class HE: B-1 Liquidation Loss Principal Amount            _______

         (b)  Interest at Class HE: B-1 Pass-Through Rate on
              Class HE: B-1 Liquidation Loss Principal Amount            _______

         (c)  Amount applied to Unpaid Class HE: B-1 Liquidation
              Loss Interest Shortfall                                    _______

         (d)  Remaining Unpaid Class HE: B-1 Liquidation Loss
              Interest Shortfall                                         _______

55.      Class HE: B-2

         (a)  Interest at Class HE: B-2 Pass-Through Rate on
              Class HE: B-2 Liquidation Loss Principal Amount            _______

         (b)  Amount applied to Unpaid Class HE: B-2 Liquidation
              Loss Interest Shortfall                                    _______

         (c)  Remaining Unpaid Class HE: B-2 Liquidation Loss
              Interest Shortfall                                         _______

Class HE: A, Class HE: M and Class HE: B Certificates
-----------------------------------------------------

56.      Pool Scheduled Principal Balance of Sub-Pool HE                 _______

         (a)  Fixed Rate Home Equity Contracts                           _______

         (b)  Adjustable Rate Home Equity Contracts                      _______

57.      Sub-Pool HE Pool Factor                                         _______

58.      Home Equity Contracts Delinquent:

         30 - 59 days
              Fixed Rate                                                 _______
              Adjustable Rate                                            _______

         60 or more days
              Fixed Rate                                                 _______
              Adjustable Rate                                            _______

59.      Principal Balance of Defaulted Home Equity Contracts
              Fixed Rate                                                 _______
              Adjustable Rate                                            _______

60.      Number of Liquidated Home Equity Contracts and
         Net Liquidation Loss                                  _______   _______
              Fixed Rate                                       _______   _______
              Adjustable Rate                                            _______

61.      Number of Home Equity Contracts Remaining
              Fixed Rate                                                 _______
              Adjustable Rate                                            _______

62.      Pre-Funded ARM Amount                                           _______

         63.  Pre-Funded Fixed Rate Amount                               _______

Class C Subsidiary Certificates
-------------------------------

         64.  Monthly Servicing Fee                                      _______

         65.  Class HE: B-2 Guaranty Fee                                 _______

         66.  Class C Subsidiary Residual Payment                        _______



Please contact the Bondholder Relations Department of First Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.

                                   EXHIBIT R
                                   ---------

                            FORM OF ADDITION NOTICE
                            -----------------------

                                      ___________, 1997

First Trust National Association
180 East Fifth Street
St. Paul, MN  55101

     Re: Pooling and Services Agreement (the "Agreement"), dated as of August 1, 1997, between Green Tree Financial Corporation (the "Company") and First Trust National Association as Trustee (the "Trustee") relating to Certificates for Home Improvement and Home Equity Loans, Series 1997-D


Ladies and Gentlemen:

     Capitalized terms not otherwise defined in this Notice have the meanings given them in the Agreement. The Company hereby notifies the Trustee of an assignment to the Trust of Subsequent Home Equity Contracts on the date and in the amounts set forth below:

     Subsequent Transfer Date:____________________________

     Cut-off Date Principal Balance of Subsequent Home Equity Contracts to be assigned to Trust on Subsequent Transfer Date:

          Fixed Rate:         $_____________

          Adjustable Rate:    $_____________

     Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                        Very truly yours,

                                        GREEN TREE FINANCIAL
                                        CORPORATION

                                        By:_____________________________________
                                        Name:
                                        Title

ACKNOWLEDGED AND AGREED:
FIRST TRUST NATIONAL ASSOCIATION

By:______________________
Name:
Title:

                                   EXHIBIT S
                                   ---------

                    FORM OF SUBSEQUENT TRANSFER INSTRUMENT
                    --------------------------------------

     In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1997, between the undersigned and First Trust National Association as Trustee (the "Trustee"), the undersigned does hereby transfer, assign, set over and otherwise convey, without recourse, to Home Improvement and Home Equity Loan Trust 1997-D, created by the Agreement, to be held in trust as provided in the Agreement, (i) all right, title and interest in the home improvement contracts and promissory notes and home equity loans identified in the List of Contracts attached hereto (including, without limitation, all related mortgages, deeds of trust, security deeds and any and all rights to receive payments on or with respect to the Subsequent Home Equity Contracts (excluding principal due before the Subsequent Cut-off Date), (ii) all rights under FHA Insurance in respect of each Subsequent Home Equity Contract that is an FHA-Insured Contract, (iii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Subsequent Home Equity Contract for the benefit of the creditor of such Contract, (iv) all rights the Company may have against the originating contractor or lender with respect to Subsequent Home Equity Contracts originated by a contractor or lender other than the Company, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Subsequent Home Equity Contracts, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Subsequent Home Equity Contracts, (vii) all documents contained in the related Contract Files, and (viii) all proceeds and products of the foregoing.

     This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Section 2.03 and Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of September, 1997.

                                        GREEN TREE FINANCIAL CORPORATION


[Seal]                                  By:_____________________________________
                                                           [NAME]
                                                           [TITLE]

                                   EXHIBIT T
                                   ---------

              FORM OF OFFICER'S CERTIFICATE (SUBSEQUENT TRANSFER)
              ---------------------------------------------------

     The undersigned certifies that he is a [TITLE] of Green Tree Financial Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of August 1, 1997 (the "Agreement") between the Company and First Trust National Association as Trustee. All capitalized terms used herein without definition have the respective meanings specified in the Agreement. The undersigned further certifies that:

     1. This Certificate is delivered in connection with the sale to the Trust on ____________________ (the "Subsequent Transfer Date") of Contracts (the "Subsequent Home Equity Contracts") identified in the List of Contracts attached to the Subsequent Transfer Instrument of even date herewith.

     2. As of the Subsequent Transfer Date, all representations and warranties in Section 3.01 of the Agreement are true and correct; all representations and warranties in Sections 2.03(c), 3.02, and 3.03 of the Agreement with respect to the Subsequent Home Equity Contracts are true to the best of his knowledge; and all representations in Section 3.04 of the Agreement with respect to the Subsequent Home Equity Contracts are true and correct.

     3. All conditions precedent to the sale of the Subsequent Home Equity Contracts to the Trust under Section 2.03 of the Agreement have been satisfied.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ____ day of ____________, 1997.

                                   [NAME]
                                   [TITLE]

                                      T-1